UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-02676

Fidelity School Street Trust

 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts 02210

 (Address of principal executive offices)       (Zip code)

Cynthia Lo Bessette, Secretary

245 Summer St.

Boston, Massachusetts  02210

(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2019

Item 1.

Reports to Stockholders

Fidelity® Intermediate Municipal Income Fund

Annual Report

December 31, 2019

Includes Fidelity and Fidelity Advisor share classes

See the inside front cover for important information about access to your fund’s shareholder reports.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2020 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2019	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 4.00% sales charge)	1.95%	1.70%	2.74%
Class M (incl. 4.00% sales charge)	1.99%	1.73%	2.76%
Class C (incl. contingent deferred sales charge)	4.52%	1.79%	2.39%
Fidelity® Intermediate Municipal Income Fund	6.55%	2.86%	3.48%
Class I	6.45%	2.78%	3.41%
Class Z	6.59%	2.81%	3.43%

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

 The initial offering of Class Z shares took place on October 2, 2018. Returns prior to October 2, 2018, are those of Class I.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Intermediate Municipal Income Fund, a class of the fund, on December 31, 2009.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg Barclays Municipal Bond Index performed over the same period.

Period Ending Values
$14,075	Fidelity® Intermediate Municipal Income Fund
$15,295	Bloomberg Barclays Municipal Bond Index

Management's Discussion of Fund Performance

Market Recap:  Tax-exempt municipal bonds posted a healthy gain in 2019, supported by strong supply/demand dynamics for much of the year. The Bloomberg Barclays Municipal Bond Index rose 7.54%. Gross municipal bond issuance remained below the long-term historical average, partly due to the elimination of tax-exempt advance refundings under the tax law passed in December 2017, historically a significant source of supply. The cap on the federal deduction for state and local taxes made tax-exempt debt attractive, particularly in high-tax states. The muni market rose strongly from early 2019 into mid-August amid growing evidence of a global economic slowdown and heightened international trade tension that led to a series of rate cuts by the U.S. Federal Reserve. Reversing a roughly three-year cycle of rate hikes, the Fed cut policy interest rates by 25 basis points in July, followed by rate cuts of 25 basis points each in September and October. The muni market returned -0.80% in September as the technical environment became less supportive. The market rose 0.74% for the fourth quarter as a whole, held back by increased supply of new bonds and the Fed’s shift to a neutral-rate stance.

Comments from Co-Portfolio Managers Kevin Ramundo, Cormac Cullen and Elizah McLaughlin:  For the year, the returns of the fund's share classes ranged from 5.52% to 6.59%, compared, net of fees, with the 6.44% advance of Bloomberg Barclays 1-17 Year Municipal Bond Index. Favorable security selection contributed to the fund's return versus the 1-17 Year benchmark. Overweighting bonds issued by the state of Illinois and related entities added particular value, as these holdings generated some of the best total returns in the national municipal market. Duration (interest-rate sensitivity) and yield-curve positioning also helped the fund's relative result. We maintained a slightly longer duration versus the 1-17 Year benchmark and overweighted bonds with durations in the seven- to 10-year range, which contributed as interest rates declined and intermediate-term bonds outperformed. The fund's overweighting in lower-quality investment-grade securities also added value. In contrast, overweighting certain health care bonds with short call dates detracted versus the 1-17 Year benchmark. Additionally, differences in the way fund holdings and index components were priced hurt on a relative basis.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to Shareholders:  On March 1, 2020, Michael Maka will assume co-management responsibilities for the fund. He will eventually succeed Kevin Ramundo, who will be retiring from Fidelity on June 30, 2020, after more than 20 years with the firm.

Investment Summary (Unaudited)

Top Five States as of December 31, 2019

% of fund's net assets
Texas	15.3
Illinois	14.2
Florida	11.1
Pennsylvania	4.3
Arizona	3.9

Top Five Sectors as of December 31, 2019

% of fund's net assets
General Obligations	34.5
Health Care	19.3
Transportation	14.0
Electric Utilities	7.6
Special Tax	4.6

Quality Diversification (% of fund's net assets)

As of December 31, 2019
AAA	7.7%
AA,A	69.2%
BBB	12.9%
BB and Below	1.9%
Not Rated	3.8%
Short-Term Investments and Net Other Assets	4.5%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Schedule of Investments December 31, 2019

Showing Percentage of Net Assets

Municipal Bonds - 95.9%
	Principal Amount (000s)	Value (000s)
Alabama - 0.9%
Jefferson County Gen. Oblig. Series 2018 B, 5% 4/1/21	5,630	5,898
Mobile County Board of School Commissioners Series 2016 B:
5% 3/1/29	$5,875	$6,895
5% 3/1/30	6,125	7,160
5% 3/1/31	6,135	7,145
5% 3/1/32	4,930	5,729
5% 3/1/33	7,165	8,308
Mobile Indl. Dev. Board Poll. Cont. Rev. Bonds Series 2009 E, 1.85%, tender 3/24/20 (a)	7,355	7,364
Montgomery Med. Clinic Facilities:
5% 3/1/26	1,940	2,217
5% 3/1/27	3,915	4,457
5% 3/1/28	4,225	4,793
5% 3/1/29	3,465	3,916
5% 3/1/30	4,180	4,706

TOTAL ALABAMA		68,588

Alaska - 0.3%
Alaska Gen. Oblig. Series 2016 A, 5% 8/1/33	7,235	8,488
Alaska Int'l. Arpts. Revs. Series 2016 B, 5% 10/1/33	7,575	8,899
North Slope Borough Gen. Oblig. Series 2017 A, 5% 6/30/21 (Pre-Refunded to 6/30/20 @ 100)	1,695	1,728

TOTAL ALASKA		19,115

Arizona - 3.9%
Arizona Ctfs. of Prtn. Series 2019 A:
5% 10/1/20	3,515	3,616
5% 10/1/21	3,090	3,296
5% 10/1/22	3,290	3,633
5% 10/1/23	4,320	4,927
Arizona State Lottery Rev. Series 2019, 5% 7/1/24	4,000	4,672
Chandler Indl. Dev. Auth. Indl. Dev. Rev. Bonds (Intel Corp. Proj.) Series 2019, 5%, tender 6/3/24 (a)(b)	36,345	41,627
Glendale Gen. Oblig.:
Series 2015, 4% 7/1/21 (FSA Insured)	2,145	2,236
Series 2017:
5% 7/1/23	3,570	4,043
5% 7/1/25	3,250	3,896
5% 7/1/28	1,465	1,816
5% 7/1/32	2,915	3,546
Glendale Sr. Excise Tax Rev. Series 2015 A:
5% 7/1/27	7,770	9,232
5% 7/1/28	7,255	8,591
5% 7/1/29	7,905	9,329
Glendale Trans. Excise Tax Rev.:
5% 7/1/24 (FSA Insured)	1,765	2,061
5% 7/1/25 (FSA Insured)	2,065	2,476
5% 7/1/26 (FSA Insured)	3,565	4,250
Maricopa County Indl. Dev. Auth.:
(Creighton Univ. Proj.) Series 2020, 5% 7/1/47 (c)	3,560	4,348
Bonds Series 2019 B, 5%, tender 9/1/24 (a)	10,690	12,306
Maricopa County Indl. Dev. Auth. Sr. Living Facilities Series 2016:
5.75% 1/1/36 (d)	800	839
6% 1/1/48 (d)	4,910	5,141
Maricopa County Rev.:
Bonds:
Series 2019 D, 5%, tender 5/15/26 (a)	12,495	15,133
Series B, 5%, tender 10/18/22 (a)	14,370	15,839
Series C, 5%, tender 10/18/24 (a)	9,710	11,349
Series 2016 A:
4% 1/1/24	6,310	6,987
5% 1/1/22	2,430	2,612
5% 1/1/23	4,855	5,394
5% 1/1/24	1,990	2,281
5% 1/1/25	7,560	8,923
McAllister Academic Village LLC Rev. (Arizona State Univ. Hassayampa Academic Village Proj.) Series 2016, 5% 7/1/21	1,735	1,835
Phoenix Civic Impt. Board Arpt. Rev. Series 2017 A:
5% 7/1/27 (b)	2,185	2,694
5% 7/1/28 (b)	3,085	3,780
5% 7/1/42 (b)	2,210	2,603
Phoenix Civic Impt. Corp. Excise Tax Rev.:
Series 2011 A, 5% 7/1/20	1,020	1,040
Series 2011 C, 5% 7/1/21	970	1,027
Phoenix Indl. Solid Waste Disp. Rev. Bonds (Republic Svc., Inc. Proj.) Series 2013, 1.45%, tender 2/3/20 (a)(b)	49,900	49,899
Pima County Swr. Sys. Rev.:
Series 2011 B:
5% 7/1/20	2,090	2,130
5% 7/1/25 (Pre-Refunded to 7/1/21 @ 100)	1,940	2,050
Series 2012 A:
5% 7/1/22	485	531
5% 7/1/23	1,070	1,172
Salt River Proj. Agricultural Impt. & Pwr. District Elec. Sys. Rev. Series 2017 A, 5% 1/1/33	4,955	6,184
Tempe Indl. Dev. Auth. Rev. (Mirabella At ASU, Inc. Proj.):
Series 2017 A:
6.125% 10/1/47 (d)	490	558
6.125% 10/1/52 (d)	490	556
Series 2017 B:
4% 10/1/23 (d)	7,475	7,534
6% 10/1/37 (d)	250	287
Western Maricopa Ed. Ctr. District Series 2019 B:
3% 7/1/20	3,000	3,028
5% 7/1/23	4,650	5,264
5% 7/1/24	1,410	1,645
5% 7/1/25	2,285	2,738
5% 7/1/27	3,000	3,754

TOTAL ARIZONA		304,708

Arkansas - 0.0%
Little Rock School District Series 2017, 3% 2/1/22	3,070	3,176
California - 3.0%
Alameda Corridor Trans. Auth. Rev. Series 2013 A, 5% 10/1/23	2,100	2,407
Bay Area Toll Auth. San Francisco Bay Toll Bridge Rev. Bonds:
Series A, 2.95%, tender 4/1/26 (a)	8,590	9,328
Series B, 2.85%, tender 4/1/25 (a)	7,020	7,543
Series C, 2.1%, tender 4/1/22 (a)	6,555	6,678
California Dept. of Wtr. Resources Series AI:
5% 12/1/25	2,130	2,294
5% 12/1/29 (Pre-Refunded to 12/1/21 @ 100)	4,725	5,097
California Gen. Oblig.:
Series 2004, 5.25% 12/1/33	110	110
Series 2007, 5.625% 5/1/20	50	50
Series 2016, 5% 9/1/29	2,755	3,400
5% 8/1/26	14,565	18,041
5% 8/1/29	6,970	8,570
5.25% 4/1/34	30	30
5.5% 4/1/30	5	5
California Health Facilities Fing. Auth. Rev.:
(St. Joseph Health Sys. Proj.) Series 2013 A, 5% 7/1/25	3,885	4,404
Series 2011 D, 5% 8/15/35	2,915	3,075
California Muni. Fin. Auth. (United Airlines, Inc. Los Angeles Int'l. Arpt. proj.) Series 2019, 4% 7/15/29 (b)	5,450	6,194
California Muni. Fin. Auth. Rev. (LINXS APM Proj.) Series 2018 A:
5% 6/30/28 (b)	1,925	2,383
5% 12/31/28 (b)	1,555	1,920
5% 6/30/29 (b)	1,940	2,385
5% 12/31/29 (b)	970	1,189
5% 6/30/31 (b)	3,010	3,650
5% 12/31/31 (b)	2,915	3,530
California Poll. Cont. Fing. Auth. Solid Waste Disp. Rev. Bonds (Republic Svcs., Inc. Proj.) Series 2010 A, 1.45%, tender 2/3/20 (a)(b)(d)	8,500	8,500
California Pub. Fin. Auth. Univ. Hsg. Rev.:
(Claremont Colleges Proj.) Series 2017 A, 5% 7/1/27 (d)	640	619
(NCCD - Claremont Properties LLC - Claremont Colleges Proj.) Series 2017 A, 5% 7/1/47 (d)	495	477
California Pub. Works Board Lease Rev.:
(Various Cap. Projs.):
Series 2011 A:
5.25% 10/1/24	3,885	4,169
5.25% 10/1/25	3,885	4,168
Series 2012 A:
5% 4/1/22	2,040	2,221
5% 4/1/23	4,855	5,270
Series 2012 G:
5% 11/1/23	970	1,074
5% 11/1/24	970	1,074
(Various Judicial Council Projs.) Series 2011 D, 5% 12/1/21	2,430	2,614
California Statewide Cmntys. Dev. Auth. Rev. Bonds Series 2009 C, 5%, tender 11/1/29 (a)	15,715	20,522
Golden State Tobacco Securitization Corp. Tobacco Settlement Rev.:
Series 2013 A, 5% 6/1/29	4,855	5,452
Series 2017 A1:
5% 6/1/25	3,885	4,505
5% 6/1/26	970	1,146
Series A, 0% 6/1/24 (AMBAC Insured)	5,840	5,496
Los Angeles Dept. of Wtr. & Pwr. Rev. Series 2015 A, 5% 7/1/29	9,710	11,512
Modesto Irrigation District Elec. Rev. Series 2011 A:
5% 7/1/22	970	1,029
5% 7/1/23	3,690	3,908
Oakland Unified School District Alameda County Series 2015 A:
5% 8/1/26 (FSA Insured)	3,400	4,083
5% 8/1/28	970	1,155
Oakland-Alameda County Coliseum Auth. (Oakland Coliseum Proj.) Series 2012 A, 5% 2/1/23	5,695	6,158
Port of Oakland Rev. Series 2012 P, 5% 5/1/22 (b)	4,855	5,266
Poway Unified School District Pub. Fing.:
5% 9/1/25	1,115	1,302
5% 9/1/28	1,550	1,798
5% 9/1/32	1,630	1,867
Sacramento City Fing. Auth. Rev. Series A, 0% 12/1/26 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	3,025	2,620
San Diego Convention Ctr. Expansion Series 2012 A, 5% 4/15/23	8,645	9,427
San Diego Unified School District Series 2008 C, 0% 7/1/34	2,525	1,785
San Marcos Unified School District Series 2010 B:
0% 8/1/35	3,570	2,439
0% 8/1/37	1,940	1,246
Santa Monica-Malibu Unified School District Series 1999, 0% 8/1/20 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,845	1,834
Union Elementary School District Series A, 0% 9/1/20 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,270	1,260
Washington Township Health Care District Gen. Oblig. Series 2013 A, 5.5% 8/1/40	3,400	4,005
West Contra Costa Unified School District Series 2012, 5% 8/1/26	7,665	8,445

TOTAL CALIFORNIA		230,729

Colorado - 2.5%
Colorado Health Facilities Auth.:
(Parkview Med. Ctr., Inc. Proj.) Series 2016, 5% 9/1/46	6,310	7,184
Bonds Series 2019 B:
5%, tender 8/1/26 (a)	5,205	6,141
5%, tender 11/19/26 (a)	10,090	12,415
Series 2019 A2, 5% 8/1/44	8,600	10,135
Colorado Health Facilities Auth. Retirement Hsg. Rev. (Liberty Heights Proj.) 0% 7/15/22 (Escrowed to Maturity)	12,460	12,055
Colorado Health Facilities Auth. Rev. Bonds Series 2008 D3, 5%, tender 11/12/21 (a)	7,365	7,830
Colorado Hsg. & Fin. Auth. Series 2019 H, 4.25% 11/1/49	2,290	2,533
Colorado Reg'l. Trans. District Ctfs. of Prtn. Series 2020:
5% 6/1/30 (c)	3,000	3,775
5% 6/1/31 (c)	1,580	1,979
Colorado Univ. Co. Hosp. Auth. Rev. Bonds:
Series 2017C-2, 5%, tender 3/1/22 (a)	7,085	7,520
Series 2019 C, 5%, tender 11/15/24 (a)	36,390	42,072
Denver City & County Arpt. Rev.:
Series 2017 A:
5% 11/15/24 (b)	2,230	2,606
5% 11/15/27 (b)	1,025	1,269
5% 11/15/28 (b)	4,855	5,965
5% 11/15/29 (b)	4,855	5,925
5% 11/15/30 (b)	3,885	4,711
Series 2018 A:
5% 12/1/30 (b)	7,415	9,411
5% 12/1/31 (b)	15,915	19,572
E-470 Pub. Hwy. Auth. Rev.:
Series 2000 B, 0% 9/1/20 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	4,765	4,726
Series 2010 A:
0% 9/1/35	1,940	1,256
0% 9/1/37	2,915	1,756
0% 9/1/38	3,650	2,116
Univ. of Colorado Enterprise Sys. Rev. Bonds Series 2019 C, 2%, tender 10/15/24 (a)	23,355	23,980

TOTAL COLORADO		196,932

Connecticut - 2.0%
Connecticut Gen. Oblig.:
Series 2012 E, 5% 9/15/23	2,915	3,203
Series 2016 A, 5% 3/15/26	2,940	3,543
Series 2016 E:
5% 10/15/26	3,445	4,205
5% 10/15/29	4,975	5,981
Series 2018 E:
5% 9/15/27	4,050	5,024
5% 9/15/28	4,000	5,037
5% 9/15/29	4,000	5,011
5% 9/15/30	4,000	4,984
Series 2018 F, 5% 9/15/27	1,000	1,240
Series 2019 A:
5% 4/15/30	2,320	2,922
5% 4/15/34	2,635	3,268
5% 4/15/35	915	1,132
Series 2020 A, 5% 1/15/40 (c)	11,190	13,722
Series 2020 B, 5% 1/15/26 (c)	975	1,170
Series B, 5% 1/15/25 (c)	2,000	2,349
Connecticut Health & Edl. Facilities Auth. Rev.:
Bonds:
Series 2010 A4, 2%, tender 2/8/22 (a)	11,195	11,374
Series 2014 B, 1.8%, tender 7/1/24 (a)	7,890	8,022
Series 2015 A, 2.05%, tender 7/21/21 (a)	34,610	35,090
Series U2, 2%, tender 2/8/22 (a)	9,650	9,806
Series 2018 S:
5% 7/1/26	2,200	2,655
5% 7/1/29	970	1,208
Series 2019 A, 5% 7/1/34 (d)	6,000	6,681
Series 2019 Q-1:
5% 11/1/22	1,630	1,796
5% 11/1/24	1,760	2,047
5% 11/1/25	1,205	1,436
5% 11/1/27	3,115	3,873
5% 11/1/28	1,780	2,250
Stratford Gen. Oblig. Series 2019, 5% 1/1/29	2,490	3,010
Univ. of Connecticut Gen. Oblig. Series 2019 A:
5% 11/1/27	1,720	2,136
5% 11/1/27	2,050	2,546
5% 11/1/28	1,260	1,586

TOTAL CONNECTICUT		158,307

Delaware, New Jersey - 0.1%
Delaware River & Bay Auth. Rev. Series 2014 C:
5% 1/1/22	2,915	3,134
5% 1/1/24	1,235	1,416
5% 1/1/25	2,670	3,058

TOTAL DELAWARE, NEW JERSEY		7,608

District Of Columbia - 1.1%
District of Columbia Income Tax Rev. Series 2011 A, 5% 12/1/36	4,080	4,350
District of Columbia Rev. Series A, 5% 6/1/40	6,505	6,593
Metropolitan Washington Arpts. Auth. Dulles Toll Road Rev. (Dulles Metrorail And Cap. Impt. Proj.) Series 2019 B:
4% 10/1/35	1,185	1,340
4% 10/1/36	1,760	1,981
4% 10/1/37	1,770	1,984
4% 10/1/38	735	821
5% 10/1/33	1,250	1,571
Metropolitan Washington DC Arpts. Auth. Sys. Rev.:
Series 2011 C:
5% 10/1/22 (b)	3,075	3,272
5% 10/1/23 (b)	3,270	3,480
5% 10/1/24 (b)	2,955	3,145
5% 10/1/25 (b)	3,985	4,240
Series 2017 A:
5% 10/1/29 (b)	5,445	6,666
5% 10/1/31 (b)	2,335	2,830
5% 10/1/34 (b)	1,940	2,334
5% 10/1/36 (b)	1,820	2,179
Series 2018 A:
5% 10/1/28 (b)	3,885	4,893
5% 10/1/29 (b)	4,030	5,038
5% 10/1/30 (b)	3,165	3,927
5% 10/1/31 (b)	4,540	5,605
Series 2019 A:
5% 10/1/21 (b)	1,390	1,480
5% 10/1/22 (b)	795	874
5% 10/1/23 (b)	1,160	1,313
5% 10/1/24 (b)	2,000	2,327
5% 10/1/25 (b)	1,530	1,823
Washington D.C. Metropolitan Transit Auth. Rev. Series 2017 B, 5% 7/1/34	7,990	9,782

TOTAL DISTRICT OF COLUMBIA		83,848

Florida - 10.8%
Brevard County School Board Ctfs. of Prtn.:
Series 2014:
5% 7/1/27	3,205	3,706
5% 7/1/30	7,240	8,287
Series 2015 C, 5% 7/1/24	2,915	3,387
Broward County Arpt. Sys. Rev.:
Series 2012 Q1, 5% 10/1/23	3,010	3,326
Series 2017:
5% 10/1/30 (b)	2,050	2,488
5% 10/1/31 (b)	3,100	3,750
Series 2019 B:
5% 10/1/28 (b)	6,000	7,518
5% 10/1/29 (b)	5,000	6,345
Series A:
5% 10/1/29 (b)	4,090	4,790
5% 10/1/31 (b)	2,915	3,397
5% 10/1/32 (b)	3,885	4,519
Broward County School Board Ctfs. of Prtn.:
(Broward County School District) Series 2012 A:
5% 7/1/25	1,450	1,587
5% 7/1/26	4,320	4,718
Series 2012 A:
5% 7/1/21	5,225	5,525
5% 7/1/22	4,855	5,312
5% 7/1/25 (Pre-Refunded to 7/1/22 @ 100)	4,020	4,399
5% 7/1/26 (Pre-Refunded to 7/1/22 @ 100)	19,555	21,401
Series 2015 A:
5% 7/1/26	11,170	13,294
5% 7/1/27	8,900	10,561
5% 7/1/28	3,885	4,594
Series 2015 B:
5% 7/1/25	2,100	2,512
5% 7/1/26	11,335	13,490
5% 7/1/27	7,670	9,101
5% 7/1/28	13,120	15,529
Series 2016, 5% 7/1/32	2,430	2,895
Central Florida Expressway Auth. Sr. Lien Rev. Series 2019 B, 5% 7/1/35	5,000	6,229
Citizens Property Ins. Corp. Series 2012 A1:
5% 6/1/21	2,630	2,770
5% 6/1/22	2,100	2,290
Clearwater Wtr. and Swr. Rev. Series 2011:
5% 12/1/21	1,260	1,353
5% 12/1/23 (Pre-Refunded to 12/1/21 @ 100)	2,180	2,340
5% 12/1/24 (Pre-Refunded to 12/1/21 @ 100)	2,295	2,464
Duval County School Board Ctfs. of Prtn. Series 2015 B:
5% 7/1/27	4,260	5,023
5% 7/1/28	970	1,141
5% 7/1/30	6,440	7,547
Florida Board of Ed. Pub. Ed. Cap. Outlay:
Series 2011 C:
5% 6/1/20	12,022	12,218
5% 6/1/22	9,711	10,245
Series 2011 E, 5% 6/1/24	4,855	5,120
Florida Dept. of Mgmt. Svcs. Ctfs. of Prtn. Series 2018 A, 5% 11/1/29	6,245	8,195
Florida Higher Edl. Facilities Fing. Auth. Series 2019:
5% 10/1/28	1,060	1,280
5% 10/1/30	1,500	1,829
5% 10/1/31	1,750	2,125
5% 10/1/32	1,305	1,579
Florida Mid-Bay Bridge Auth. Rev. Series 2015 A:
5% 10/1/27	3,495	4,081
5% 10/1/28	4,855	5,652
5% 10/1/29	2,645	3,067
5% 10/1/30	2,405	2,774
Florida Muni. Pwr. Agcy. Rev.:
(Requirements Pwr. Supply Proj.) Series 2016 A:
5% 10/1/30	1,775	2,156
5% 10/1/31	1,940	2,351
(St. Lucie Proj.) Series 2012 A, 5% 10/1/26	11,945	13,081
(Stanton II Proj.) Series 2012 A, 5% 10/1/22	2,750	3,038
Series 2015 B:
5% 10/1/24	970	1,139
5% 10/1/27	1,455	1,738
Gainesville Utils. Sys. Rev. Series 2019 A, 5% 10/1/44	10,500	12,993
Greater Orlando Aviation Auth. Arpt. Facilities Rev. Series 2017 A:
5% 10/1/28 (b)	3,380	4,152
5% 10/1/30 (b)	1,970	2,391
Halifax Hosp. Med. Ctr. Rev.:
5% 6/1/28	1,245	1,443
5% 6/1/35	2,430	2,768
Hillsborough Co. Sldwst and Resource Receivables Series 2016 A:
5% 9/1/20 (b)	1,320	1,352
5% 9/1/21 (b)	1,260	1,337
5% 9/1/22 (b)	1,600	1,749
5% 9/1/23 (b)	1,940	2,184
5% 9/1/24 (b)	2,135	2,465
5% 9/1/25 (b)	2,150	2,541
5% 9/1/26 (b)	2,200	2,658
Indian River County School Board Ctfs. of Prtn. Series 2014:
5% 7/1/24	2,595	3,013
5% 7/1/25	1,940	2,314
Jacksonville Elec. Auth. Elec. Sys. Rev. Series 2017 B, 5% 10/1/26	6,680	8,081
Jacksonville Sales Tax Rev. Series 2012:
5% 10/1/22	3,885	4,277
5% 10/1/23	5,165	5,683
Lake County School Board Ctfs. of Prtn. Series 2014 A:
5% 6/1/25 (FSA Insured)	970	1,117
5% 6/1/26 (FSA Insured)	1,750	2,009
5% 6/1/28 (FSA Insured)	485	555
Lee Memorial Health Sys. Hosp. Rev.:
Bonds Series 2019 A2, 5%, tender 4/1/26 (a)	11,585	13,676
Series 2019 A1:
5% 4/1/33	1,450	1,798
5% 4/1/34	3,250	4,010
5% 4/1/35	6,325	7,766
5% 4/1/37	2,190	2,668
5% 4/1/39	1,500	1,814
Manatee County School District Series 2017, 5% 10/1/25 (FSA Insured)	1,940	2,353
Miami-Dade County Aviation Rev.:
Series 2010 A, 5.375% 10/1/41 (Pre-Refunded to 10/1/20 @ 100)	4,565	4,710
Series 2010 B, 5% 10/1/35 (FSA Insured)	9,930	10,194
Series 2010, 5% 10/1/22	2,970	3,056
Series 2012 A:
5% 10/1/22 (b)	2,915	3,209
5% 10/1/24 (b)	9,710	10,669
5% 10/1/24	2,100	2,322
Series 2014 A:
5% 10/1/27 (b)	1,770	2,042
5% 10/1/29 (b)	2,725	3,125
5% 10/1/33 (b)	5,440	6,189
5% 10/1/37	7,185	8,220
Series 2015 A:
5% 10/1/21 (b)	2,710	2,893
5% 10/1/35 (b)	2,430	2,756
Series 2016 A:
5% 10/1/30	2,430	2,932
5% 10/1/31	970	1,168
Series 2017 B, 5% 10/1/20 (b)	3,580	3,683
Miami-Dade County Cap. Asset Acquisition:
Series 2012 A, 5% 10/1/25	2,185	2,403
Series 2016:
5% 10/1/28	5,385	6,550
5% 10/1/29	3,985	4,838
5% 10/1/30	7,215	8,737
Miami-Dade County Expressway Auth.:
Series 2010 A, 5% 7/1/40	7,965	8,104
Series 2014 A, 5% 7/1/44	2,815	3,127
Series 2016 A:
5% 7/1/32	3,865	4,553
5% 7/1/33	3,205	3,755
Series A:
5% 7/1/31	1,455	1,718
5% 7/1/34	970	1,136
Miami-Dade County Gen. Oblig. (Parks Prog.) Series 2015 A, 5% 11/1/23	3,955	4,524
Miami-Dade County Pub. Facilities Rev. (Jackson Health Sys. Proj.) Series 2005 B, 5% 6/1/20 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	6,985	7,094
Miami-Dade County School Board Ctfs. of Prtn.:
Series 2014 D:
5% 11/1/24	11,340	13,268
5% 11/1/25	11,880	13,930
5% 11/1/26	7,720	9,025
Series 2015 A, 5% 5/1/27 (FSA Insured)	4,100	4,843
Series 2015 B, 5% 5/1/28	13,295	15,555
Series 2015 D:
5% 2/1/29	3,935	4,670
5% 2/1/30	6,310	7,460
Series 2016 A:
5% 8/1/27	7,340	8,891
5% 5/1/31	19,200	22,733
Miami-Dade County Transit Sales Surtax Rev. Series 2012:
5% 7/1/21	1,240	1,311
5% 7/1/42	1,625	1,753
Orange County Health Facilities Auth.:
Series 2012 A, 5% 10/1/42	12,285	13,072
Series 2012 B, 5% 10/1/42	5,050	5,374
Series 2016 A, 5% 10/1/39	3,100	3,635
Orange County School Board Ctfs. of Prtn.:
Series 2012 B, 5% 8/1/26 (Pre-Refunded to 8/1/22 @ 100)	3,885	4,274
Series 2015 C, 5% 8/1/29	6,800	8,056
Orlando & Orange County Expressway Auth. Rev. Series 2012, 5% 7/1/20	1,940	1,977
Orlando Utils. Commission Util. Sys. Rev.:
Series 2011 B, 5% 10/1/20	3,400	3,498
Series 2012 A:
5% 10/1/23	1,650	1,884
5% 10/1/25	875	1,059
Palm Beach County Health Facilities Auth. Hosp. Rev. Series 2014:
5% 12/1/23 (Escrowed to Maturity)	330	378
5% 12/1/24 (Escrowed to Maturity)	660	775
Palm Beach County Health Facilities Auth. Rev. Series 2015 C, 5% 5/15/25	1,805	2,050
Palm Beach County School Board Ctfs. of Prtn.:
Series 2014 B, 5% 8/1/25	3,110	3,739
Series 2015 B:
5% 8/1/25	1,580	1,899
5% 8/1/27	8,045	9,590
5% 8/1/28	5,325	6,325
Series 2015 D:
5% 8/1/26	23,370	27,926
5% 8/1/27	10,595	12,629
5% 8/1/28	3,620	4,300
Series 2017 A, 5% 8/1/26	21,905	26,945
Series 2018 A:
5% 8/1/22	1,865	2,048
5% 8/1/23	1,115	1,265
5% 8/1/24	1,270	1,485
5% 8/1/25	4,550	5,470
5% 8/1/26	1,880	2,313
5% 8/1/26	10,160	12,141
Palm Beach County Solid Waste Auth. Rev. Series 2011, 5% 10/1/24	8,350	8,911
Pinellas County Idr (Drs. Kiran & Pallavi Patel 2017 Foundation for Global Understanding, Inc. Proj.) Series 2019:
5% 7/1/29	500	594
5% 7/1/39	1,000	1,161
Saint Lucie County School Board Ctfs. of Prtn. Series 2013 A:
5% 7/1/25	1,940	2,171
5% 7/1/27	4,130	4,594
Seminole County School Board Ctfs. of Prtn. Series 2016 C:
5% 7/1/23	1,940	2,187
5% 7/1/24	1,700	1,973
South Florida Wtr. Mgmt. District Ctfs. of Prtn. Series 2015, 5% 10/1/30	3,885	4,639
South Miami Health Facilities Auth. Hosp. Rev. (Baptist Med. Ctr., FL. Proj.) Series 2017:
5% 8/15/24	2,460	2,868
5% 8/15/25	3,980	4,756
Tallahassee Health Facilities Rev.:
(Tallahassee Memorial Healthcare, Inc. Proj.) Series 2016 A:
5% 12/1/20	100	103
5% 12/1/21	1,095	1,166
Series 2015 A, 5% 12/1/40	1,750	1,981
Tampa Bay Wtr. Reg'l. Wtr. Supply Auth. Util. Sys. Rev.:
Series 2001 A, 6% 10/1/29	2,430	3,382
Series 2005, 5.5% 10/1/22 (FGIC Insured)	2,335	2,611
Tampa Tax Allocation (H. Lee Moffitt Cancer Ctr. Proj.) Series 2012 A, 5% 9/1/28	1,845	2,012
Volusia County Edl. Facilities Auth. Rev. (Embry-Riddle Aeronautical Univ., Inc. Proj.) Series 2020 A:
4% 10/15/35 (c)	400	451
4% 10/15/36 (c)	375	421
4% 10/15/38 (c)	750	836
4% 10/15/39 (c)	1,000	1,112
5% 10/15/44 (c)	1,365	1,648
5% 10/15/49 (c)	2,560	3,081
Volusia County School Board Ctfs. of Prtn.:
(Florida Master Lease Prog.) Series 2016 A, 5% 8/1/32 (Build America Mutual Assurance Insured)	4,855	5,705
Series 2019:
5% 8/1/22	3,250	3,563
5% 8/1/23	3,450	3,908
5% 8/1/24	1,800	2,099

TOTAL FLORIDA		837,609

Georgia - 2.5%
Atlanta Wtr. & Wastewtr. Rev.:
5% 11/1/27	970	1,154
5% 11/1/29	2,430	2,879
Brookhaven Dev. Auth. Rev. Series 2019 A:
5% 7/1/24	1,750	2,041
5% 7/1/27	1,500	1,880
5% 7/1/38	2,000	2,476
5% 7/1/39	1,250	1,541
Burke County Indl. Dev. Auth. Poll. Cont. Rev. Bonds (Georgia Pwr. Co. Plant Vogtle Proj.):
Series 2008, 2.925%, tender 3/12/24 (a)	5,000	5,231
Series 2013 1st, 2.925%, tender 3/12/24 (a)	7,770	8,129
Colquitt County Dev. Auth. Rev. Series C, 0% 12/1/21 (Escrowed to Maturity)	6,810	6,627
Columbus Med. Ctr. Hosp. Auth. Bonds (Piedmont Healthcare, Inc. Proj.):
Series 2019 A, 5%, tender 7/1/26 (a)	12,555	14,941
Series 2019 B, 5%, tender 7/1/29 (a)	10,100	12,633
DeKalb County Hosp. Auth. Rev. (DeKalb Med. Ctr., Inc. Proj.) Series 2010:
6% 9/1/30 (Pre-Refunded to 9/1/20 @ 100)	5,630	5,812
6.125% 9/1/40 (Pre-Refunded to 9/1/20 @ 100)	10,485	10,832
DeKalb County Wtr. & Swr. Rev. Series 2011 A, 5.25% 10/1/25	1,435	1,536
DeKalb Private Hosp. Auth. Rev. Series 2019 B:
5% 7/1/24	1,000	1,166
5% 7/1/26	1,000	1,227
5% 7/1/28	2,000	2,550
Fulton County Dev. Auth. Rev.:
Series 2019 C:
5% 7/1/27	3,035	3,803
5% 7/1/36	1,300	1,624
5% 7/1/37	1,600	1,988
5% 7/1/39	1,250	1,541
Series 2019, 5% 6/15/44	2,365	2,906
Georgia Muni. Elec. Auth. Pwr. Rev.:
(Proj. One) Series 2008 A, 5.25% 1/1/20	1,580	1,580
Series 2011 A, 5% 1/1/21	8,960	9,281
Series 2019 A:
5% 1/1/27	990	1,191
5% 1/1/28	520	635
5% 1/1/29	1,140	1,412
5% 1/1/31	700	857
5% 1/1/32	515	629
5% 1/1/33	1,200	1,461
Series GG:
5% 1/1/24	3,520	3,888
5% 1/1/25	1,215	1,341
5% 1/1/26	4,855	5,349
Georgia Muni. Gas Auth. Rev. (Gas Portfolio III Proj.):
Series 2014 U, 5% 10/1/24	1,360	1,587
Series Q, 5% 10/1/22	1,940	2,137
Series S:
5% 10/1/22	1,240	1,366
5% 10/1/24	2,355	2,588
Main Street Natural Gas, Inc. Bonds:
Series 2018 C, 4%, tender 12/1/23 (a)	28,250	30,797
Series 2019 B, 4%, tender 12/2/24 (a)	26,260	29,288
Monroe County Dev. Auth. Poll. Cont. Rev. Bonds (Georgia Pwr. Co. Plant Scherer Proj.) Series 2009, 2.35%, tender 12/11/20 (a)	6,590	6,654

TOTAL GEORGIA		196,558

Hawaii - 0.8%
Hawaii Arpts. Sys. Rev. Series 2015 A, 5% 7/1/45 (b)	3,945	4,495
Hawaii Gen. Oblig. Series 2019 FW:
5% 1/1/31	1,250	1,594
5% 1/1/32	14,000	17,791
5% 1/1/33	10,000	12,664
5% 1/1/35	5,000	6,292
Honolulu City & County Gen. Oblig.:
Series 2017 D:
5% 9/1/22	3,885	4,283
5% 9/1/26	3,110	3,837
Series 2019 A:
5% 9/1/27	2,000	2,523
5% 9/1/30	6,500	8,249

TOTAL HAWAII		61,728

Idaho - 0.2%
Idaho Hsg. & Fin. Assoc. Single Family Mtg.:
(Idaho St Garvee Proj.) Series 2017 A:
5% 7/15/20	1,980	2,020
5% 7/15/21	2,955	3,126
5% 7/15/22	3,285	3,590
5% 7/15/23	1,575	1,775
5% 7/15/24	1,260	1,461
5% 7/15/25	1,260	1,501
5% 7/15/27	3,140	3,908
Series 2019 A, 4% 1/1/50	1,140	1,250

TOTAL IDAHO		18,631

Illinois - 13.9%
Chicago Board of Ed.:
Series 1999 A, 5.25% 12/1/21 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,455	1,537
Series 2010 F, 5% 12/1/20	1,030	1,058
Series 2011 A:
5% 12/1/41	2,075	2,156
5.5% 12/1/39	5,730	6,015
Series 2012 A, 5% 12/1/42	1,880	1,986
Series 2015 C, 5.25% 12/1/39	1,455	1,597
Series 2016 B, 6.5% 12/1/46	700	842
Series 2017 A, 7% 12/1/46 (d)	2,400	3,052
Series 2017 C:
5% 12/1/25	2,025	2,294
5% 12/1/26	905	1,038
Series 2017 D, 5% 12/1/27	2,500	2,907
Series 2017 H, 5% 12/1/36	1,965	2,233
Series 2018 A:
5% 12/1/24	560	624
5% 12/1/27	6,280	7,303
5% 12/1/33	700	810
5% 12/1/34	1,400	1,617
Series 2018 C:
5% 12/1/24	725	808
5% 12/1/25	15,335	17,373
5% 12/1/26	4,625	5,305
5% 12/1/46	5,795	6,537
Series 2019 A:
5% 12/1/24	2,300	2,565
5% 12/1/28	6,520	7,672
5% 12/1/28	510	600
5% 12/1/29	930	1,105
5% 12/1/30	900	1,063
5% 12/1/32	1,250	1,466
Series 2019, 5% 12/1/29	10,500	12,475
Chicago Gen. Oblig. (City Colleges Proj.) Series 1999, 0% 1/1/20 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	16,810	16,810
Chicago Midway Arpt. Rev.:
Series 2014 A, 5% 1/1/32 (b)	6,310	7,090
Series 2014 B:
5% 1/1/22	970	1,042
5% 1/1/24	3,235	3,694
Series 2016 A:
5% 1/1/29 (b)	2,155	2,529
5% 1/1/30 (b)	3,290	3,849
5% 1/1/31 (b)	2,430	2,833
Series 2016 B, 5% 1/1/41	3,390	3,928
Chicago O'Hare Int'l. Arpt. Rev.:
Series 2011 B, 5% 1/1/20	4,300	4,300
Series 2011 C, 6.5% 1/1/41 (Pre-Refunded to 1/1/21 @ 100)	14,055	14,801
Series 2012 A, 5% 1/1/22	1,700	1,828
Series 2012 B, 5% 1/1/22 (b)	6,800	7,295
Series 2016 C:
5% 1/1/22	2,155	2,317
5% 1/1/23	1,360	1,511
5% 1/1/24	1,455	1,666
5% 1/1/25	2,185	2,571
5% 1/1/26	1,940	2,332
5% 1/1/33	2,305	2,721
5% 1/1/34	2,670	3,147
Series 2017 D:
5% 1/1/27 (b)	2,065	2,518
5% 1/1/28 (b)	460	557
5% 1/1/31 (b)	2,850	3,394
5% 1/1/33 (b)	1,455	1,722
Chicago O'Hare Int'l. Arpt. Spl. Facilities Rev. Series 2018, 5% 7/1/38 (b)	2,470	2,901
Chicago Transit Auth. Cap. Grant Receipts Rev. Series 2017:
5% 6/1/22	1,685	1,818
5% 6/1/23	1,520	1,686
Chicago Wastewtr. Transmission Rev. Series 2012, 5% 1/1/23	1,260	1,343
Chicago Wtr. Rev. Series 2017, 5.25% 11/1/33 (FSA Insured)	990	993
Cook County Forest Preservation District:
Series 2012 B:
5% 12/15/23	970	1,040
5% 12/15/24	1,310	1,403
Series 2012 C, 5% 12/15/25	2,060	2,201
Cook County Gen. Oblig.:
Series 2010 A, 5.25% 11/15/24	17,405	17,965
Series 2010 G, 5% 11/15/25	2,855	2,941
Series 2011 A, 5.25% 11/15/24	1,455	1,551
Series 2012 C:
5% 11/15/22	2,000	2,186
5% 11/15/23	4,835	5,284
5% 11/15/24	18,115	19,797
5% 11/15/25 (FSA Insured)	505	553
Cook, Kane Lake & McHenry Countys Cmnty. College District #512 Series 2017 B, 5% 12/1/24	5,140	6,041
Grundy & Will Counties Cmnty. School Gen. Obligan Series 2018, 5% 2/1/29	1,190	1,423
Illinois Dev. Fin. Auth. Retirement Hsg. Regency Park Rev. 0% 7/15/23 (Escrowed to Maturity)	28,065	26,687
Illinois Fin. Auth. Rev.:
(Bradley Univ. Proj.) Series 2017 C:
5% 8/1/22	1,340	1,452
5% 8/1/24	1,480	1,688
(Centegra Health Sys. Proj.) Series 2014 A, 5% 9/1/34	585	667
(Northwestern Memorial Hosp.,IL. Proj.) Series 2017 A:
5% 7/15/25	1,385	1,652
5% 7/15/26	1,940	2,368
5% 7/15/28	2,040	2,559
(OSF Healthcare Sys.) Series 2018 A:
5% 5/15/29	9,870	12,222
5% 5/15/30	9,845	12,099
5% 5/15/31	21,400	26,046
(Presence Health Proj.) Series 2016 C:
5% 2/15/26	2,590	3,138
5% 2/15/29	10,570	12,939
5% 2/15/36	2,200	2,608
(Presence Health) Series 2016 C, 5% 2/15/28	6,800	8,370
(Provena Health Proj.) Series 2010 A:
6% 5/1/20 (Escrowed to Maturity)	2,000	2,032
6.25% 5/1/21 (Pre-Refunded to 5/1/20 @ 100)	6,210	6,314
(Rosalind Franklin Univ. Research Bldg. Proj.) Series 2017 C, 5% 8/1/49	845	954
(Rush Univ. Med. Ctr. Proj.) Series 2015 A, 5% 11/15/34	1,980	2,276
(Silver Cross Health Sys. Proj.) Series 2015 C, 5% 8/15/27	875	1,013
Bonds:
(Ascension Health Cr. Group Proj.) Series 2012 E2, 1.75%, tender 4/1/21 (a)	1,885	1,896
Series 2017 B, 5%, tender 12/15/22 (a)	16,420	18,162
Series 2009:
5% 8/15/23	3,035	3,106
5% 8/15/23 (Pre-Refunded to 8/15/20 @ 100)	1,530	1,566
Series 2010 A:
5.5% 8/15/24 (Pre-Refunded to 2/15/20 @ 100)	2,085	2,096
5.75% 8/15/29 (Pre-Refunded to 2/15/20 @ 100)	1,400	1,408
Series 2011 IL, 5% 12/1/22 (Pre-Refunded to 12/1/21 @ 100)	2,030	2,175
Series 2012 A, 5% 5/15/23	1,435	1,554
Series 2012:
5% 9/1/32	7,865	8,538
5% 9/1/38	10,595	11,434
5% 11/15/43	3,170	3,361
Series 2013:
5% 11/15/26	2,600	2,834
5% 11/15/29	780	846
5% 5/15/43 (Pre-Refunded to 5/15/22 @ 100)	7,665	8,333
Series 2015 A:
5% 11/15/21	410	438
5% 11/15/27	1,015	1,199
5% 11/15/28	1,215	1,427
5% 11/15/29	1,830	2,134
5% 11/15/32	3,375	3,895
5% 11/15/45	2,390	2,667
Series 2015 C:
5% 8/15/35	5,925	6,709
5% 8/15/44	28,260	31,474
Series 2016 A:
5% 2/15/24	1,455	1,664
5% 2/15/25	995	1,167
5% 2/15/26	1,455	1,746
5% 7/1/30	2,545	3,005
5% 8/15/33	3,205	3,676
5% 7/1/34	1,650	1,913
5% 7/1/36	5,715	6,587
Series 2016 C:
3.75% 2/15/34	1,250	1,352
4% 2/15/36	5,330	5,910
5% 2/15/22	1,250	1,349
5% 2/15/24	565	650
5% 2/15/31	1,650	1,997
5% 2/15/32	12,195	14,717
5% 2/15/33	4,855	5,843
5% 2/15/41	10,620	12,432
Series 2016:
4% 2/15/41 (Pre-Refunded to 2/15/27 @ 100)	35	41
5% 5/15/28	2,380	2,823
5% 5/15/29	1,330	1,568
5% 12/1/29	1,755	2,059
5% 12/1/40	4,765	5,442
5% 12/1/46	3,250	3,679
Series 2017 A:
5% 1/1/34	2,485	2,905
5% 8/1/47	750	848
Series 2017:
5% 7/1/29	5,030	6,170
5% 1/1/30	4,855	5,942
5% 7/1/31	8,630	10,503
Series 2018 A, 5% 1/1/44	19,010	21,673
Series 2019:
5% 9/1/29	600	729
5% 9/1/31	500	598
5% 9/1/32	1,000	1,193
5% 9/1/34	1,100	1,304
5% 11/15/26	2,940	3,466
Illinois Gen. Oblig.:
Series 2010, 5% 1/1/21 (FSA Insured)	11,655	11,688
Series 2012 A:
4% 1/1/23	2,130	2,206
5% 1/1/33	3,495	3,653
Series 2012:
5% 3/1/20	3,210	3,228
5% 3/1/21	2,670	2,770
5% 8/1/21	1,555	1,631
5% 3/1/22	4,855	5,164
5% 8/1/22	6,410	6,895
5% 8/1/23	3,310	3,630
Series 2013, 5.5% 7/1/38	3,885	4,251
Series 2014:
5% 4/1/23	7,400	8,053
5% 2/1/26	2,195	2,409
5% 2/1/27	2,590	2,840
5% 4/1/28	2,070	2,275
5% 5/1/28	910	1,001
5% 5/1/32	2,430	2,648
5% 5/1/33	6,410	6,975
5.25% 2/1/31	10,195	11,180
Series 2016:
5% 11/1/20	4,050	4,162
5% 1/1/22	7,480	7,923
5% 2/1/23	1,530	1,658
5% 6/1/25	7,620	8,612
5% 6/1/26	1,035	1,186
5% 2/1/27	6,605	7,633
5% 2/1/28	5,965	6,870
5% 2/1/29	5,605	6,428
Series 2017 D:
5% 11/1/23	9,670	10,645
5% 11/1/25	13,645	15,410
5% 11/1/26	13,050	14,934
Series 2019 B:
5% 9/1/21	5,580	5,865
5% 9/1/22	5,475	5,903
5% 9/1/23	5,580	6,131
5% 9/1/24	5,580	6,233
Illinois Hsg. Dev. Auth. Multi-family Hsg. Rev. Series 2019, 2.9% 7/1/35	9,031	9,277
Illinois Hsg. Dev. Auth. Rev. Series 2019 C, 5% 4/1/28	1,200	1,480
Illinois Muni. Elec. Agcy. Pwr. Supply Series 2015 A:
5% 2/1/28	9,710	11,416
5% 2/1/31	3,465	4,031
Illinois Reg'l. Trans. Auth. Series 2017 A:
5% 7/1/20	2,430	2,475
5% 7/1/21	2,380	2,512
Illinois Toll Hwy. Auth. Toll Hwy. Rev.:
Series 2014 C, 5% 1/1/38	4,470	5,079
Series 2014 D, 5% 1/1/24	5,890	6,743
Series 2015 A, 5% 1/1/40	12,335	14,127
Series 2016 A, 5% 12/1/31	1,735	2,036
Joliet School District #86 Gen. Oblig. Series 2002, 0% 11/1/21 (FSA Insured)	6,670	6,484
Kane, Cook & DuPage Counties School District #46 Elgin Series 2003 B, 0% 1/1/22 (Escrowed to Maturity)	4,040	3,932
Kane, McHenry, Cook & DeKalb Counties Unit School District #300:
Series 2017, 5% 1/1/29	1,790	2,163
5% 1/1/26	8,660	10,053
Lake County Cmnty. High School District #117, Antioch Series 2000 B, 0% 12/1/20 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	5,145	5,062
McHenry & Kane Counties Cmnty. Consolidated School District #158 Series 2004, 0% 1/1/24 (FSA Insured)	7,810	7,233
McHenry County Cmnty. School District #200 Series 2006 B:
0% 1/15/24	7,205	6,708
0% 1/15/25	7,510	6,843
0% 1/15/26	5,645	5,013
McHenry County Conservation District Gen. Oblig. Series 2014:
5% 2/1/24	2,235	2,559
5% 2/1/27	5,825	6,803
Metropolitan Pier & Exposition:
(McCormick Place Expansion Proj.):
Series 1992 A, 0% 6/15/20 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,570	2,552
Series 1996 A, 0% 6/15/23 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	3,595	3,371
Series 2010 B1:
0% 6/15/44 (FSA Insured)	36,320	15,875
0% 6/15/47 (FSA Insured)	3,870	1,500
Series 2002:
0% 12/15/23	4,015	3,720
0% 12/15/23 (Escrowed to Maturity)	100	95
Series 2020 A, 5% 6/15/50 (c)	46,370	53,358
Railsplitter Tobacco Settlement Auth. Rev.:
Series 2010, 5.5% 6/1/23 (Pre-Refunded to 6/1/21 @ 100)	6,440	6,836
Series 2017:
5% 6/1/23	10,460	11,701
5% 6/1/24	13,685	15,735
Univ. of Illinois Rev. Series 2013:
6% 10/1/42	3,785	4,271
6.25% 10/1/38	3,785	4,315
Will County Cmnty. Unit School District #365-U Series 2007 B, 0% 11/1/26 (FSA Insured)	5,600	4,858

TOTAL ILLINOIS		1,081,212

Indiana - 2.6%
Hobart Bldg. Corp. Series 2006, 6.5% 1/15/29 (Pre-Refunded to 1/15/20 @ 100)	11,050	11,070
Indiana Fin. Auth. Econ. Dev. Rev. Bonds (Republic Svcs., Inc. Proj.):
Series 2012, 1.35%, tender 3/2/20 (a)(b)	1,700	1,700
Series A, 1.35%, tender 3/2/20 (a)(b)	13,400	13,398
Indiana Fin. Auth. Health Sys. Rev. Bonds Series 2019 B, 2.25%, tender 7/1/25 (a)	5,045	5,226
Indiana Fin. Auth. Hosp. Rev.:
Bonds Series 2015 B, 1.65%, tender 7/2/22 (a)	8,410	8,462
Series 2013, 5% 8/15/25	3,020	3,401
Indiana Fin. Auth. Rev.:
(Cmnty. Foundation of Northwest Indiana Obligated Group) Series 2016, 5% 9/1/25	970	1,156
Series 2012:
5% 3/1/22 (Escrowed to Maturity)	970	1,049
5% 3/1/23 (Pre-Refunded to 3/1/22 @ 100)	1,455	1,574
5% 3/1/30 (Pre-Refunded to 3/1/22 @ 100)	1,020	1,104
5% 3/1/41 (Pre-Refunded to 3/1/22 @ 100)	5,155	5,577
Series 2015, 5% 3/1/36	8,060	9,188
Series 2016:
5% 9/1/26	970	1,179
5% 9/1/29	485	579
5% 9/1/36	2,090	2,452
Indiana Fin. Auth. Wastewtr. Util. Rev.:
(CWA Auth. Proj.):
Series 2012 A, 5% 10/1/25	2,100	2,321
Series 2015 A:
5% 10/1/26	2,405	2,806
5% 10/1/28	1,145	1,331
Series 2011 A, 5.25% 10/1/24	3,910	4,180
Indiana Health Facility Fing. Auth. Rev. Bonds Series 2001 A2, 2%, tender 2/1/23 (a)	8,930	9,117
Indiana Muni. Pwr. Agcy. Pwr. Supply Sys. Rev. Series 2012 A:
5% 1/1/24	690	751
5% 1/1/24 (Pre-Refunded to 7/1/22 @ 100)	280	307
5% 1/1/25	695	756
5% 1/1/25 (Pre-Refunded to 7/1/22 @ 100)	275	302
5% 1/1/26	1,895	2,062
5% 1/1/26 (Pre-Refunded to 7/1/22 @ 100)	770	845
Indianapolis Thermal Energy Sys.:
Series 2010 B:
5% 10/1/20	8,070	8,296
5% 10/1/21	5,340	5,688
Series 2016 A:
5% 10/1/24	10,585	12,282
5% 10/1/25	11,400	13,561
Lake Central Multi-District School Bldg. Corp. Series 2012 B:
4% 1/15/22	1,415	1,493
5% 7/15/22	970	1,060
5% 7/15/23	2,620	2,912
5% 7/15/24	4,065	4,514
5% 7/15/25	4,205	4,666
Saint Joseph County Econ. Dev. Auth. Rev. (St. Mary's College Proj.) Series 2020:
5% 4/1/29 (c)	1,185	1,473
5% 4/1/30 (c)	2,220	2,777
5% 4/1/33 (c)	1,445	1,786
Whiting Envir. Facilities Rev.:
(BP Products North America, Inc. Proj.) Series 2009, 5.25% 1/1/21	7,170	7,443
Bonds (BP Products North America, Inc. Proj.):
Series 2015, 5%, tender 11/1/22 (a)(b)	32,790	35,809
Series 2019 A, 5%, tender 6/5/26 (a)(b)	5,860	6,925

TOTAL INDIANA		202,578

Iowa - 0.0%
Iowa Fin. Auth. Rev. Series A:
5% 5/15/43	1,410	1,578
5% 5/15/48	1,640	1,828

TOTAL IOWA		3,406

Kansas - 0.1%
Kansas Dev. Fin. Auth. Health Facilities Rev. (KU Health Sys. Proj.) Series 2011 H, 5% 3/1/25	970	976
Wyandotte County/Kansas City Unified Govt. Util. Sys. Rev.:
Series 2012 A:
5% 9/1/23	995	1,091
5% 9/1/24	4,285	4,698
Series 2012 B, 5% 9/1/24	1,455	1,595
Series 2016 A:
5% 9/1/30	970	1,136
5% 9/1/32	1,115	1,297

TOTAL KANSAS		10,793

Kentucky - 2.5%
Ashland Med. Ctr. Rev. Series 2019:
4% 2/1/33	1,160	1,261
5% 2/1/28	880	1,062
5% 2/1/29	530	645
5% 2/1/31	460	558
Carroll County Envir. Facilities Rev. Bonds (Kentucky Utils. Co. Proj.):
Series 2004 A, 1.75%, tender 9/1/26 (a)(b)	4,475	4,445
Series 2008 A, 1.2%, tender 6/1/21 (a)(b)	20,015	20,001
Kenton County Arpt. Board Arpt. Rev. Series 2016:
5% 1/1/25	800	945
5% 1/1/26	585	707
5% 1/1/29	1,555	1,856
5% 1/1/30	1,625	1,933
Kentucky Bond Dev. Corp. (Lexington Ctr. Corp. Proj.) Series 2018 A:
5% 9/1/26	1,745	2,118
5% 9/1/28	1,880	2,361
5% 9/1/30	520	644
Kentucky Econ. Dev. Fin. Auth. Hosp. Rev. Series 2015 A:
5% 6/1/25	1,725	1,981
5% 6/1/26	1,815	2,078
5% 6/1/27	1,910	2,179
5% 6/1/28	2,005	2,280
5% 6/1/29	2,105	2,386
5% 6/1/30	2,215	2,502
Kentucky Econ. Dev. Fin. Auth. Rev. Louisville Arena Auth., Inc. Series 2017 A, 5% 12/1/47 (FSA Insured)	1,485	1,607
Kentucky State Property & Buildings Commission Rev.:
(#106 Proj.) Series 2013 A, 5% 10/1/27	3,755	4,215
(Kentucky St Proj.) Series D, 5% 5/1/21	1,850	1,941
(Kentucky St Proj.):
Series D, 5% 5/1/26	1,180	1,410
Series D:
5% 5/1/27	970	1,178
5% 5/1/28	970	1,172
(Proj. No. 112) Series 2016 B, 5% 11/1/27	9,595	11,532
(Proj. No. 119) Series 2018:
5% 5/1/28	4,855	5,991
5% 5/1/29	565	694
5% 5/1/31	1,425	1,738
Series 2016 A:
5% 2/1/29	5,555	6,523
5% 2/1/30	5,670	6,632
5% 2/1/32	2,230	2,593
5% 2/1/33	2,770	3,213
Series A:
5% 11/1/31	2,000	2,453
5% 11/1/32	3,000	3,667
5% 11/1/33	1,500	1,829
Series C, 5% 11/1/21(c)	6,520	6,845
Kentucky, Inc. Pub. Energy Bonds Series C1, 4%, tender 6/1/25 (a)	28,000	31,010
Louisville & Jefferson County:
Series 2013 A:
5.5% 10/1/33	2,430	2,744
5.75% 10/1/38	6,245	7,078
Series 2016 A:
5% 10/1/29	17,585	21,101
5% 10/1/32	3,230	3,823
Louisville/Jefferson County Metropolitan Gov. Series 2012 A:
5% 12/1/28 (Pre-Refunded to 6/1/22 @ 100)	1,910	2,077
5% 12/1/29 (Pre-Refunded to 6/1/22 @ 100)	5,100	5,546
5% 12/1/30 (Pre-Refunded to 6/1/22 @ 100)	720	783

TOTAL KENTUCKY		191,337

Louisiana - 0.8%
Calcasieu Parish Memorial Hosp. (Lake Charles Memorial Hosp. Proj.) Series 2019:
5% 12/1/25	1,000	1,162
5% 12/1/26	1,100	1,297
5% 12/1/27	1,125	1,343
5% 12/1/28	1,205	1,451
5% 12/1/29	1,465	1,780
Louisiana Pub. Facilities Auth. Rev.:
(Tulane Univ. of Louisiana Proj.) Series 2016 A:
5% 12/15/22	1,260	1,398
5% 12/15/23	2,915	3,330
Series 2018 E:
5% 7/1/35	1,655	2,024
5% 7/1/36	1,795	2,189
Louisiana Stadium and Exposition District Series 2013 A, 5% 7/1/24	2,065	2,323
New Orleans Aviation Board Rev.:
(North Term. Proj.):
Series 2015 B:
5% 1/1/24 (b)	2,430	2,751
5% 1/1/25 (b)	2,915	3,381
5% 1/1/27 (b)	2,185	2,522
Series 2017 B:
5% 1/1/29 (b)	390	465
5% 1/1/31 (b)	730	863
5% 1/1/36 (b)	630	736
5% 1/1/37 (b)	485	566
Series 2017 D2:
5% 1/1/26 (b)	730	864
5% 1/1/29 (b)	485	578
5% 1/1/30 (b)	665	790
5% 1/1/32 (b)	1,495	1,763
5% 1/1/35 (b)	1,115	1,306
5% 1/1/38 (b)	570	663
New Orleans Gen. Oblig. Series 2012, 5% 12/1/20	3,110	3,216
St. John Baptist Parish Rev.:
(Marathon Oil Corp.) Series 2017, 2.2% 6/1/37 (a)	9,665	9,748
Bonds (Marathon Oil Corp.) Series 2017:
2%, tender 4/1/23 (a)	9,120	9,178
2.1%, tender 7/1/24 (a)	4,670	4,715

TOTAL LOUISIANA		62,402

Maine - 0.2%
Maine Health & Higher Edl. Facilities Auth. Rev.:
(Eastern Maine Healthcare Systems Proj.) Series 2013, 5% 7/1/43	4,215	4,510
Series 2016 A:
4% 7/1/41	2,030	2,117
4% 7/1/46	2,765	2,868
5% 7/1/41	860	959
5% 7/1/46	585	649
Maine Tpk. Auth. Tpk. Rev. Series 2015:
5% 7/1/25	2,230	2,683
5% 7/1/27	1,940	2,305

TOTAL MAINE		16,091

Maryland - 1.1%
Baltimore Proj. Rev.:
Series 2017 C:
5% 7/1/28	3,465	4,284
5% 7/1/31	6,580	8,028
5% 7/1/33	6,635	8,055
Series 2017 D, 5% 7/1/33	5,630	6,823
Maryland Econ. Dev. Auth. Rev. (Ports America Chesapeake LLC. Proj.) Series 2017 A:
5% 6/1/23	1,435	1,596
5% 6/1/24	1,455	1,663
5% 6/1/25	1,455	1,699
5% 6/1/26	1,940	2,311
5% 6/1/27	1,310	1,588
5% 6/1/31	970	1,176
5% 6/1/32	970	1,173
Maryland Econ. Dev. Corp. (Purple Line Lt. Rail Proj.) Series 2016 D:
5% 3/31/30 (b)	1,215	1,413
5% 3/31/51 (b)	2,235	2,495
Maryland Health & Higher Edl. Facilities Auth. Rev.:
(Doctors Cmnty. Hosp. Proj.) Series 2010, 5.75% 7/1/38 (Pre-Refunded to 7/1/20 @ 100)	7,530	7,703
Series 2010, 5.625% 7/1/30 (Pre-Refunded to 7/1/20 @ 100)	2,330	2,382
Series 2013 A:
5% 7/1/24	1,210	1,317
5% 7/1/25	1,030	1,120
Series 2015:
5% 7/1/27	970	1,139
5% 7/1/28	1,260	1,475
5% 7/1/29	2,135	2,490
5% 7/1/31	970	1,124
Series 2016 A:
4% 7/1/42	1,410	1,492
5% 7/1/33	2,185	2,544
5% 7/1/34	1,600	1,857
5% 7/1/35	605	700
5% 7/1/36	1,700	1,960
Maryland St Cmnty. Dev. Admin Dept. Hsg. & Cmnty. Dev.:
Series 2019 B, 4% 9/1/49	6,325	6,949
Series 2019 C, 3.5% 3/1/50	5,090	5,495

TOTAL MARYLAND		82,051

Massachusetts - 1.6%
Massachusetts Bay Trans. Auth. Sales Tax Rev. Series 2015 A, 5% 7/1/45	1,535	1,770
Massachusetts Dept. of Trans. Metropolitan Hwy. Sys. Rev.:
Bonds Series 2019 A, 5%, tender 1/1/23 (a)	16,960	18,828
Series A, 5% 1/1/31	7,500	9,502
Massachusetts Dev. Fin. Agcy. Rev.:
(Boston College Proj.) Series Q1, 5% 7/1/21	1,785	1,791
(Partners Healthcare Sys., Inc. Proj.):
Series 2017 S:
5% 7/1/24	3,885	4,534
5% 7/1/30	3,565	4,456
Series 2017, 5% 7/1/23	1,550	1,755
Bonds (Partners Healthcare Sys., Inc. Proj.) Series 2017 S-4, 5%, tender 1/25/24 (a)	11,290	12,970
Series 2013 A, 6.25% 11/15/28 (Pre-Refunded to 11/15/23 @ 100) (d)	4,283	4,964
Series 2015 D, 5% 7/1/44	4,715	5,282
Series 2016 A, 5% 7/15/22	2,165	2,379
Series 2017 A, 5% 1/1/40	2,980	3,482
Series 2019 S1:
5% 10/1/22	2,195	2,428
5% 10/1/23	2,400	2,744
5% 10/1/24	1,190	1,403
5% 10/1/25	2,670	3,232
Series 2019:
5% 7/1/30	1,435	1,780
5% 7/1/32	1,040	1,280
Massachusetts Gen. Oblig.:
Series 2011 A, 5% 4/1/23 (Pre-Refunded to 4/1/21 @ 100)	9,710	10,183
Series 2016 B, 5% 7/1/22	2,950	3,236
Series C, 5% 4/1/23	17,445	19,632
Massachusetts Health & Edl. Facilities Auth. Rev. (Partners HealthCare Sys., Inc. Proj.) Series 2009 I3, 5% 7/1/20	7,285	7,307

TOTAL MASSACHUSETTS		124,938

Michigan - 3.4%
Clarkston Cmnty. Schools 5% 5/1/22	2,800	3,045
Detroit Downtown Dev. Auth. Tax:
Series 2018 A, 5% 7/1/36 (FSA Insured)	1,000	1,115
Series A, 5% 7/1/35 (FSA Insured)	1,200	1,340
Detroit Swr. Disp. Rev. Series 2006 D, 3 month U.S. LIBOR + 0.600% 2.006% 7/1/32 (a)(e)	5,360	5,299
Grand Rapids Pub. Schools:
Series 2016:
5% 5/1/30 (FSA Insured)	3,400	4,062
5% 5/1/31 (FSA Insured)	4,855	5,780
5% 5/1/32 (FSA Insured)	730	867
5% 5/1/33 (FSA Insured)	3,030	3,593
5% 5/1/27 (FSA Insured)	1,310	1,627
5% 5/1/29 (FSA Insured)	1,890	2,319
Kalamazoo Hosp. Fin. Auth. Hosp. Facilities Rev. Series 2016:
5% 5/15/27	3,275	3,907
5% 5/15/28	2,475	2,942
Kent County Bldg. Auth. Series 2005, 5.5% 6/1/22	3,310	3,643
Kent Hosp. Fin. Auth. Hosp. Facilities Rev. (Spectrum Health Sys. Proj.) Series 2011 A:
5% 11/15/20	970	1,001
5% 11/15/21	630	674
Lake Orion Cmnty. School District Series 2019, 5% 5/1/29	1,685	2,169
Michigan Bldg. Auth. Rev. (Facilities Prog.) Series 2016 I:
5% 10/15/34	16,710	20,017
5% 4/15/35	2,720	3,255
Michigan Fin. Auth. Rev.:
(Detroit Wtr. and Sewage Dept. Wtr. Supply Sys. Rev. Rfdg. Local Proj.) Series 2014 C3, 5% 7/1/22 (FSA Insured)	4,850	5,305
(Trinity Health Proj.) Series 2017:
5% 12/1/23	1,455	1,663
5% 12/1/24	1,700	2,001
5% 12/1/25	2,915	3,518
5% 12/1/26	1,270	1,567
5% 12/1/27	1,215	1,529
5% 12/1/28	1,940	2,426
Bonds Series 2019 MI2, 5%, tender 2/1/25 (a)	10,655	12,489
Series 2012 A:
5% 6/1/21 (Escrowed to Maturity)	1,495	1,573
5% 6/1/27 (Pre-Refunded to 6/1/22 @ 100)	2,235	2,439
5% 6/1/39 (Pre-Refunded to 6/1/22 @ 100)	4,790	5,227
Series 2012:
5% 11/15/36	6,895	7,498
5% 11/15/42	1,515	1,632
Series 2013:
5% 8/15/28	5,425	6,095
5% 8/15/29	1,940	2,174
Series 2015 D1:
5% 7/1/27	415	489
5% 7/1/29	970	1,136
5% 7/1/31	1,165	1,359
5% 7/1/32	970	1,130
5% 7/1/33	825	961
Series 2019 A, 5% 11/15/48	2,955	3,562
Michigan Gen. Oblig. Series 2016, 5% 3/15/27	3,230	4,029
Michigan Hosp. Fin. Auth. Rev.:
(Trinity Health Proj.) Series 2008 C:
5% 12/1/24	1,455	1,712
5% 12/1/25	1,260	1,521
5% 12/1/26	1,940	2,393
5% 12/1/27	1,295	1,629
5% 12/1/28	2,040	2,551
Bonds:
(Ascension Health Cr. Group Proj.) Series F5, 2.4%, tender 3/15/23 (a)	6,020	6,210
Series 2010 F3, 4%, tender 7/1/24 (a)	23,785	26,512
Michigan Strategic Fund Ltd. Oblig. Rev. Bonds:
(Consumer Energy Co. Proj.) Series 2019, 1.8%, tender 10/1/24 (a)(b)	8,110	8,147
Series 2008 ET2, 1.45%, tender 9/1/21 (a)	9,710	9,693
Series CC, 1.45%, tender 9/1/21 (a)	1,130	1,128
Michigan Trunk Line Fund Rev. Series 2005, 5.5% 11/1/20 (FSA Insured)	9,455	9,802
Portage Pub. Schools Series 2016:
5% 11/1/27	1,215	1,472
5% 11/1/29	3,080	3,710
Royal Oak Hosp. Fin. Auth. Hosp. Rev. Series 2014 D:
5% 9/1/22	970	1,066
5% 9/1/24	1,940	2,230
Utica Cmnty. Schools Series 2019:
5% 5/1/30	1,650	2,092
5% 5/1/31	1,400	1,767
5% 5/1/32	2,300	2,893
5% 5/1/33	1,875	2,349
5% 5/1/34	2,450	3,055
Warren Consolidated School District Series 2016:
5% 5/1/30	4,415	5,225
5% 5/1/31	4,660	5,496
5% 5/1/32	4,955	5,831
Wayne County Arpt. Auth. Rev.:
Series 2017 A:
5% 12/1/21	460	493
5% 12/1/29	245	303
5% 12/1/30	380	468
5% 12/1/31	390	479
5% 12/1/36	535	648
Series 2017 B:
5% 12/1/29 (b)	685	834
5% 12/1/30 (b)	485	588
5% 12/1/31 (b)	525	634
5% 12/1/33 (b)	375	451
5% 12/1/36 (b)	810	967
Series 2017 C:
5% 12/1/22	1,940	2,151
5% 12/1/23	2,185	2,497
5% 12/1/24	2,305	2,709
5% 12/1/25	1,940	2,336
5% 12/1/26	1,455	1,789
5% 12/1/27	1,460	1,828

TOTAL MICHIGAN		264,116

Minnesota - 0.2%
Maple Grove Health Care Sys. Rev. Series 2015, 5% 9/1/26	1,940	2,289
Minnesota Agric. & Econ. Dev. Board Rev. (Essentia Health Obligated Group Proj.) Series 2008 C1:
5% 2/15/21 (Assured Guaranty Corp. Insured)	4,045	4,063
5% 2/15/22 (Assured Guaranty Corp. Insured)	5,475	5,501
Northern Muni. Pwr. Agcy. Elec. Sys. Rev. Series 2010 A1, 5% 1/1/20	4,370	4,370
Saint Paul Hsg. & Redev. Auth. Hosp. Rev. (HealthEast Care Sys. Proj.) Series 2015 A, 5% 11/15/40 (Pre-Refunded to 11/15/25 @ 100)	1,410	1,706

TOTAL MINNESOTA		17,929

Mississippi - 0.3%
Mississippi Gen. Oblig. Series 2017 A, 5% 10/1/30	5,340	6,667
Mississippi Hosp. Equip. & Facilities Auth. (Forrest County Gen. Hosp. Rfdg. Proj.):
Series 2019 A:
5% 1/1/30	500	629
5% 1/1/31	1,500	1,882
5% 1/1/32	1,750	2,185
5% 1/1/34	1,065	1,319
5% 1/1/35	2,000	2,470
Series 2019 B:
5% 1/1/23	445	491
5% 1/1/25	500	581
5% 1/1/26	700	830
5% 1/1/27	1,245	1,502
5% 1/1/28	500	613
5% 1/1/29	510	634
5% 1/1/30	595	748

TOTAL MISSISSIPPI		20,551

Missouri - 0.4%
Cape Girardeau County Indl. Dev. Auth.:
(South Eastern Health Proj.) Series 2017 A, 5% 3/1/27	970	1,147
(Southeast Hosp. Proj.) Series 2017 A, 5% 3/1/36	1,215	1,390
Kansas City Santn Swr. Sys. R Series 2018 B:
5% 1/1/24	660	760
5% 1/1/29	550	694
5% 1/1/31	415	518
5% 1/1/34	380	471
Missouri Dev. Fin. Board Infrastructure Facilities Rev. (City of Branson-Branson Landing Proj.) Series 2005 A, 6% 6/1/20	200	204
Missouri Envir. Impt. & Energy Resources Auth. Wtr. Poll. Cont. & Drinking Wtr. Rev. 5.125% 1/1/20	360	360
Missouri Health & Edl. Facilities Auth. Edl. Facilities Rev. Series 2015 B:
4% 2/1/40	680	725
5% 2/1/30	2,395	2,806
5% 2/1/32	2,645	3,079
5% 2/1/36	2,145	2,468
5% 2/1/45	3,495	3,954
Missouri Health & Edl. Facilities Rev. Series 2016:
5% 5/15/29	970	1,158
5% 5/15/30	970	1,152
5% 5/15/31	970	1,147
5% 5/15/36	2,915	3,392
Missouri Hsg. Dev. Commission Single Family Mtg. Rev. Series 2019, 4% 5/1/50	1,340	1,477
Saint Louis Arpt. Rev. Series 2019 C, 5% 7/1/30	3,660	4,682
Saint Louis County Indl. Dev. Auth. Sr. Living Facilities Rev. Series 2018 A, 5.125% 9/1/48	1,455	1,636

TOTAL MISSOURI		33,220

Montana - 0.2%
Montana Board Hsg. Single Family:
Series 2017 A, 4% 12/1/47 (b)	1,685	1,777
Series 2019 B, 4% 6/1/50	655	731
Montana Facility Fin. Auth. Rev. Series 2016:
5% 2/15/21	1,215	1,265
5% 2/15/22	1,260	1,356
5% 2/15/23	1,990	2,208
5% 2/15/24	2,080	2,372
5% 2/15/25	1,940	2,272
5% 2/15/26	3,105	3,709

TOTAL MONTANA		15,690

Nebraska - 0.5%
Central Plains Energy Proj. Gas Supply Bonds Series 2019, 4%, tender 8/1/25 (a)	15,000	16,785
Nebraska Invt. Fin. Auth. Single Family Hsg. Rev.:
Series 2019 B, 4% 9/1/49 (b)	3,695	4,016
Series 2019 E, 3.75% 9/1/49 (b)	4,500	4,814
Nebraska Pub. Pwr. District Rev. Series 2016 B:
5% 1/1/31	3,885	4,614
5% 1/1/34	4,235	4,996
5% 1/1/36	5,135	6,031

TOTAL NEBRASKA		41,256

Nevada - 1.5%
Carson City Hosp. Rev. (Carson Tahoe Hosp. Proj.):
Series 2017 5% 9/1/32	725	861
Series 2017:
5% 9/1/24	730	836
5% 9/1/28	445	538
5% 9/1/30	730	873
5% 9/1/34	740	873
Clark County Arpt. Rev.:
Series 2017 C, 5% 7/1/21 (b)	9,460	9,994
Series 2019 A:
5% 7/1/23	8,335	9,417
5% 7/1/26	2,965	3,617
Clark County Poll. Cont. Rev. Bonds Series 2010, 1.875%, tender 4/1/20 (a)	11,655	11,660
Clark County School District:
Series 2016 A:
5% 6/15/21	2,575	2,717
5% 6/15/23	2,250	2,528
Series 2017 A:
5% 6/15/25	5,770	6,853
5% 6/15/26	5,000	6,053
Series 2018 B, 5% 6/15/35	8,000	9,792
Las Vegas Valley Wtr. District Wtr. Impt. Gen. Oblig.:
Series 2012 B:
5% 6/1/22	970	1,059
5% 6/1/23	1,940	2,120
5% 6/1/24	1,940	2,119
5% 6/1/25	1,020	1,114
Series 2016 A:
5% 6/1/32	2,815	3,389
5% 6/1/33	4,855	5,833
5% 6/1/34	5,145	6,170
Nevada Gen. Oblig.:
Series 2012 B, 5% 8/1/21	1,355	1,438
Series 2013 D1, 5% 3/1/25	2,745	3,073
Nevada Hsg. Division Single Family Mtg. Rev. Series 2019 B, 4% 10/1/49	2,075	2,286
Washoe County Gas Facilities Rev. Bonds:
Series 2016 F, 2.05%, tender 4/15/22 (a)(b)	12,400	12,521
Series 2016, 2.05%, tender 4/15/22 (a)(b)	7,400	7,472

TOTAL NEVADA		115,206

New Hampshire - 0.7%
Nat'l. Fin. Auth. Solid Bonds (Waste Mgmt., Inc. Proj.):
Series 2019 A1, 2.15%, tender 7/1/24 (a)(b)	1,500	1,514
Series 2019 A2, 2.15%, tender 7/1/24 (a)(b)	2,955	2,984
Series 2019 A3, 2.15%, tender 7/1/24 (a)(b)	7,545	7,623
New Hampshire Health & Ed. Facilities Auth.:
(Partners Healthcare Sys., Inc. Proj.) Series 2017:
5% 7/1/24	1,335	1,558
5% 7/1/30	2,360	2,948
Series 2017 B, 4.125% 7/1/24 (d)	1,055	1,057
Series 2017, 5% 7/1/36	2,105	2,466
New Hampshire Health & Ed. Facilities Auth. Rev.:
Series 2012:
4% 7/1/22	1,310	1,391
5% 7/1/26	1,245	1,349
Series 2013 A, 5% 10/1/43	2,360	2,539
Series 2016:
4% 10/1/38	800	863
5% 10/1/26	4,560	5,513
5% 10/1/27	4,860	5,829
5% 10/1/28	1,940	2,315
5% 10/1/30	7,070	8,344
New Hampshire Tpk. Sys. Rev. Series 2012 B:
5% 2/1/22	2,185	2,358
5% 2/1/23	2,150	2,318
5% 2/1/24	1,725	1,859

TOTAL NEW HAMPSHIRE		54,828

New Jersey - 3.9%
Bayonne Gen. Oblig. Series 2016:
5% 7/1/31 (Build America Mutual Assurance Insured)	1,430	1,687
5% 7/1/32 (Build America Mutual Assurance Insured)	970	1,141
5% 7/1/33 (Build America Mutual Assurance Insured)	970	1,139
Camden County Impt. Auth. Health Care Redev. Rev. Series 2014 A:
5% 2/15/24	1,940	2,202
5% 2/15/25	970	1,098
New Jersey Econ. Dev. Auth. Rev.:
(Black Horse EHT Urban Renewal LLC Proj.) Series 2019 A, 5% 10/1/39 (d)	1,335	1,338
(Provident Montclair Proj.) Series 2017:
5% 6/1/25 (FSA Insured)	975	1,146
5% 6/1/27 (FSA Insured)	1,360	1,662
5% 6/1/28 (FSA Insured)	1,940	2,352
5% 6/1/29 (FSA Insured)	1,455	1,753
Series 2012 II, 5% 3/1/21 (Escrowed to Maturity)	7,380	7,711
Series 2013:
5% 3/1/23	9,030	9,968
5% 3/1/24	12,430	13,669
5% 3/1/25	1,360	1,500
Series 2015 XX, 5% 6/15/26	19,420	22,310
Series 2018 EEE, 5% 6/15/30	2,170	2,584
New Jersey Edl. Facility Series 2016 A, 5% 7/1/29	1,820	2,147
New Jersey Health Care Facilities Fing. Auth. Rev.:
Bonds:
Series 2019 B1, 5%, tender 7/1/24 (a)	8,215	9,504
Series 2019 B2, 5%, tender 7/1/25 (a)	10,070	11,941
Series 2016 A:
5% 7/1/21	285	299
5% 7/1/22	770	835
5% 7/1/23	2,940	3,278
5% 7/1/24	790	902
5% 7/1/25	855	998
5% 7/1/26	285	339
5% 7/1/27	425	504
5% 7/1/28	1,185	1,396
5% 7/1/28	1,265	1,490
5% 7/1/28	440	536
5% 7/1/33	1,465	1,750
Series 2016, 5% 7/1/41	3,665	4,154
New Jersey Higher Ed. Student Assistance Auth. Student Ln. Rev.:
Series 2017 1A:
5% 12/1/22 (b)	1,285	1,415
5% 12/1/24 (b)	3,400	3,945
Series 2017 1B, 5% 12/1/21 (b)	1,365	1,458
Series 2019 A:
5% 12/1/21	1,070	1,146
5% 12/1/22	1,520	1,682
5% 12/1/23	1,810	2,063
5% 12/1/24	1,045	1,224
5% 12/1/25	1,925	2,307
New Jersey Tpk. Auth. Tpk. Rev.:
Bonds Series 2017 C5, 1 month U.S. LIBOR + 0.460% 1.656%, tender 1/2/20 (a)(e)	18,725	18,740
Series 2017 C1, 1 month U.S. LIBOR + 0.340% 1.536% 1/1/21 (a)(e)	2,090	2,093
New Jersey Trans. Trust Fund Auth.:
(Trans. Prog.) Series 2019 AA:
5% 6/15/30	3,500	4,177
5% 6/15/31	2,250	2,668
5% 6/15/32	5,660	6,681
Series 2010 A:
0% 12/15/27	13,270	10,868
0% 12/15/28	3,025	2,380
Series 2012 AA:
5% 6/15/23	7,285	7,873
5% 6/15/24	11,655	12,588
Series 2014 AA:
5% 6/15/25	12,140	13,743
5% 6/15/26	7,285	8,222
Series 2016 A, 5% 6/15/27	14,620	17,258
Series 2018 A:
5% 12/15/33	6,395	7,518
5% 12/15/34	5,070	5,946
Series A:
4% 12/15/39	2,300	2,436
5% 12/15/24	4,675	5,384
5% 12/15/25	4,380	5,121
5% 12/15/26	6,900	8,158
5% 12/15/27	12,250	14,643
5% 12/15/28	4,270	5,149
5% 12/15/30	885	1,064
5% 12/15/31	4,720	5,646
5% 12/15/39	2,600	3,033
Series AA, 5% 6/15/29	2,390	2,570

TOTAL NEW JERSEY		302,532

New Mexico - 0.3%
Farmington Poll. Cont. Rev. Bonds (Southern California Edison Co. Four Corners Proj.) Series 2005 A, 1.875%, tender 4/1/20 (a)	11,470	11,475
New Mexico Hosp. Equip. Ln. Council Rev. Bonds Series 2019 B, 5%, tender 8/1/25 (a)	8,245	9,775
New Mexico Mtg. Fin. Auth. Series 2019 D, 3.75% 1/1/50	2,940	3,205
Santa Fe Retirement Fac.:
Series 2019 A, 2.25% 5/15/24	205	205
Series 2019 B1, 2.625% 5/15/25	345	345

TOTAL NEW MEXICO		25,005

New York - 3.5%
Dorm. Auth. New York Univ. Rev. Series 2016 A:
5% 7/1/23	1,090	1,227
5% 7/1/25	2,430	2,885
Dutchess County Local Dev. Corp. Rev. (Health Quest Systems, Inc. Proj.) Series 2010 A:
5% 7/1/20 (Escrowed to Maturity)	1,040	1,060
5.75% 7/1/40 (Pre-Refunded to 7/1/20 @ 100)	970	992
Hudson Yards Infrastructure Corp. New York Rev. Series 2017 A:
5% 2/15/32	3,885	4,749
5% 2/15/35	7,285	8,824
Long Island Pwr. Auth. Elec. Sys. Rev.:
Bonds Series 2019 B, 1.65%, tender 9/1/24 (a)	16,700	16,839
Series 2016 B:
5% 9/1/22	1,940	2,136
5% 9/1/23	1,455	1,653
5% 9/1/24	1,310	1,532
MTA Hudson Rail Yards Trust Oblig. Series 2016 A:
5% 11/15/51	12,380	13,111
5% 11/15/56	11,925	13,198
New York City Gen. Oblig.:
Series 2014 J, 5% 8/1/22	2,990	3,286
Series 2015 A, 5% 8/1/22	1,985	2,182
Series 2015 C, 5% 8/1/27	2,965	3,500
Series 2016 A, 5% 8/1/22	4,390	4,825
New York City Transitional Fin. Auth. Rev.:
Series 2003 B:
4% 2/1/21	4,855	5,008
5% 2/1/21	3,410	3,554
Series 2012 A, 5% 11/1/21	5,300	5,678
Series 2018 C2, 5% 5/1/32	9,175	11,427
Series 2019 A, 5% 8/1/35	7,520	9,310
Series 2019 B1:
5% 8/1/34	3,300	4,100
5% 8/1/35	8,400	10,400
New York Dorm. Auth. Mental Health Svcs. Facilities Impt. Rev. Series 2012 A, 5% 5/15/23	12,970	14,164
New York Dorm. Auth. Personal Income Tax Rev.:
Series 2010 A, 5% 2/15/20 (Escrowed to Maturity)	5	5
Series 2016 B, 5% 2/15/20	10	10
New York Dorm. Auth. Rev. Bonds:
Series 2019 B1, 5%, tender 5/1/22 (a)	4,460	4,747
Series 2019 B2, 5%, tender 5/1/48	3,675	4,150
Series 2019 B3, 5%, tender 5/1/48	4,055	4,777
New York Dorm. Auth. Sales Tax Rev. Series 2018 C, 5% 3/15/32	13,810	17,254
New York Metropolitan Trans. Auth. Rev.:
Bonds Series 2018 A, 5%, tender 11/15/20 (a)	25,820	26,620
Series 2017 C-2, 0% 11/15/33	9,795	6,848
New York State Mtg. Agcy. Homeowner Mtg. Series 221, 3.5% 10/1/32 (b)	1,470	1,583
New York Thruway Auth. Second Gen. Hwy. & Bridge Trust Fund:
Series 2010 A, 5% 4/1/23 (Pre-Refunded to 4/1/20 @ 100)	7,960	8,038
Series 2011 A1, 5% 4/1/20	2,155	2,176
Series 2011 A2, 5% 4/1/21	1,940	2,033
New York Trans. Dev. Corp.:
(Laguardia Arpt. Term. Redev. Proj.) Series 2016 A, 5% 7/1/41 (b)	8,155	9,086
Series 2016 A, 5.25% 1/1/50 (b)	13,305	14,904
New York Urban Dev. Corp. Rev.:
Gen. Oblig. (New York State Gen. Oblig. Proj.) Series 2017 A, 5% 3/15/32	2,745	3,351
Series 2011 A, 5% 3/15/22	7,385	7,730
Series 2017 A, 5% 3/15/22	2,215	2,404
Oneida County Local Dev. Corp. Rev. (Mohawk Valley Health Sys. Proj.) Series 2019 A:
4% 12/1/34 (FSA Insured)	1,000	1,136
4% 12/1/35 (FSA Insured)	1,500	1,699
4% 12/1/36 (FSA Insured)	1,635	1,846
Triborough Bridge & Tunnel Auth. Revs. Series 2013 A:
5% 11/15/23	2,915	3,352
5% 11/15/24	3,885	4,466

TOTAL NEW YORK		273,855

North Carolina - 1.0%
Nash Health Care Sys. Health Care Facilities Rev. Series 2012, 5% 11/1/41	3,340	3,524
New Hanover County Hosp. Rev. Series 2017:
5% 10/1/27	395	472
5% 10/1/47	3,320	3,772
North Carolina Cap. Facilities Fin. Agcy. Rev. Bonds (Republic Svcs., Inc. Proj.) Series 2013, 1.35%, tender 3/16/20 (a)(b)	10,540	10,538
North Carolina Grant Anticipation Rev. Series 2017:
5% 3/1/22	11,015	11,920
5% 3/1/23	9,715	10,871
North Carolina Med. Care Commission Health Care Facilities Rev. Bonds:
Series 2019 B, 2.2%, tender 12/1/22 (a)	9,865	10,006
Series 2019 C, 2.55%, tender 6/1/26 (a)	17,085	17,760
North Carolina Med. Care Commission Hosp. Rev. (North Carolina Baptist Hosp. Proj.) Series 2010:
5% 6/1/21	5,825	5,916
5% 6/1/22	3,885	3,945

TOTAL NORTH CAROLINA		78,724

Ohio - 1.8%
Allen County Hosp. Facilities Rev. Bonds (Mercy Health) Series 2017 B, 5%, tender 5/5/22 (a)	2,670	2,896
American Muni. Pwr., Inc. Rev.:
(Amp Freemont Energy Ctr. Proj.):
Series 2012 B:
5% 2/15/22	1,945	2,098
5% 2/15/23 (Pre-Refunded to 2/15/22 @ 100)	2,110	2,282
Series 2012:
5% 2/15/21	1,455	1,516
5% 2/15/24 (Pre-Refunded to 2/15/22 @ 100)	1,940	2,098
Bonds Series 2019 A, 2.3%, tender 2/15/22 (a)	12,100	12,281
Series 2012 B:
5% 2/15/42	1,365	1,453
5% 2/15/42 (Pre-Refunded to 2/15/22 @ 100)	390	421
Series 2017 A, 5% 2/15/36	5,000	6,027
Cleveland Arpt. Sys. Rev. Series 2016 A:
5% 1/1/26 (FSA Insured)	970	1,141
5% 1/1/28 (FSA Insured)	1,480	1,725
5% 1/1/29 (FSA Insured)	2,165	2,512
5% 1/1/30 (FSA Insured)	1,940	2,244
Cleveland Wtr. Rev. Series 2012 A:
5% 1/1/26 (Pre-Refunded to 1/1/22 @ 100)	1,215	1,309
5% 1/1/27 (Pre-Refunded to 1/1/22 @ 100)	1,455	1,568
Columbus City School District 5% 12/1/32	1,770	2,122
Fairfield County Hosp. Facilities Rev. (Fairfield Med. Ctr. Proj.) Series 2013:
5% 6/15/25	2,395	2,594
5% 6/15/26	2,515	2,713
5% 6/15/27	2,640	2,837
5% 6/15/28	2,770	2,966
Franklin County Convention Facilities Authorities (Greater Columbus Convention Ctr. Hotel Expansion Proj.) Series 2019:
5% 12/1/33	2,000	2,519
5% 12/1/35	1,000	1,252
5% 12/1/36	1,180	1,473
Franklin County Hosp. Facilities Rev. Series 2016 C:
5% 11/1/25	1,940	2,338
5% 11/1/26	2,040	2,513
Lake County Hosp. Facilities Rev. Series 2015, 5% 8/15/27	2,195	2,555
Lancaster Port Auth. Gas Rev. Bonds Series 2019, 5%, tender 2/1/25 (a)	19,980	23,131
Lucas County Hosp. Rev. (ProMedica Healthcare Oblig. Group Proj.) Series 2011 A, 6.5% 11/15/37 (Pre-Refunded to 11/15/21 @ 100)	4,465	4,903
Miami County Hosp. Facilities Rev. (Kettering Health Network Obligated Group Proj.) Series 2019:
5% 8/1/31	1,000	1,226
5% 8/1/32	1,000	1,220
5% 8/1/33	1,000	1,215
Muskingum County Hosp. Facilities:
(Genesis Healthcare Sys. Obligated Group Proj.) Series 2013, 5% 2/15/27	5,715	6,205
Series 2013, 5% 2/15/20	1,160	1,164
Ohio Higher Edl. Facility Commission Rev. (Univ. Hosp. Health Sys. Proj.) Series 2010 A, 5.25% 1/15/21	4,650	4,665
Ohio Hosp. Facilities Rev. Series 2017 A:
5% 1/1/27	2,470	3,062
5% 1/1/29	4,855	6,106
Ohio Hsg. Fin. Agcy. Residential Mtg. Rev. (Mtg. Backed Securities Prog.) Series 2019 B, 4.5% 3/1/50	960	1,076
Ohio Tpk. Commission Tpk. Rev. (Infrastructure Proj.) Series 2005 A, 0% 2/15/42	11,265	5,865
Scioto County Hosp. Facilities Rev.:
Series 2016, 5% 2/15/29	2,250	2,638
Series 2019, 5% 2/15/29	6,500	7,373
Wood County Hosp. Facilities Rev. (Wood County Hosp. Assoc. Proj.) Series 2012:
5% 12/1/32	690	729
5% 12/1/42	875	915

TOTAL OHIO		138,946

Oklahoma - 0.8%
Canadian Cny Edl. Facilities Auth. (Mustang Pub. Schools Proj.) Series 2017, 5% 9/1/26	2,015	2,452
Grand River Dam Auth. Rev. Series 2014 A:
5% 6/1/27	1,165	1,347
5% 6/1/28	1,455	1,678
Oklahoma City Pub. Property Auth. Hotel Tax Rev. Series 2015:
5% 10/1/25	1,020	1,221
5% 10/1/26	1,455	1,729
5% 10/1/27	1,155	1,370
Oklahoma Dev. Fin. Auth. Health Sys. Rev. (OU Medicine Proj.) Series 2018 B:
5% 8/15/27	970	1,176
5% 8/15/28	970	1,195
5% 8/15/29	410	501
Oklahoma Dev. Fin. Auth. Rev.:
(Oklahoma City Univ. Proj.) Series 2019:
5% 8/1/24	590	668
5% 8/1/25	930	1,072
5% 8/1/26	540	632
5% 8/1/27	680	806
5% 8/1/28	725	867
5% 8/1/29	755	908
5% 8/1/30	1,370	1,635
(Saint John Health Sys. Proj.) Series 2012:
5% 2/15/23 (Pre-Refunded to 2/15/22 @ 100)	3,010	3,252
5% 2/15/42 (Pre-Refunded to 2/15/22 @ 100)	6,975	7,535
Oklahoma Pwr. Auth. Pwr. Supply Sys. Rev.:
Series 2010 A:
5% 1/1/21 (FSA Insured)	3,885	3,885
5% 1/1/22 (FSA Insured)	12,095	12,095
Series 2014 A:
5% 1/1/26	1,650	1,938
5% 1/1/27	5,825	6,814
5% 1/1/28	1,940	2,263
5% 1/1/29	1,525	1,775
Series 2014 B, 5% 1/1/27	2,085	2,439

TOTAL OKLAHOMA		61,253

Oregon - 0.1%
Clackamas County Hosp. Facility Auth. (Willamette View Proj.) Series 2017 B, 3% 11/15/22	735	735
Oregon Facilities Auth. Rev. (Legacy Health Proj.) Series 2016 A, 5% 6/1/22	900	980
Washington, Multnomah & Yamhill County School District #1J Series 2017, 5% 6/15/30	2,915	3,612

TOTAL OREGON		5,327

Pennsylvania - 4.2%
Allegheny County Hosp. Dev. Auth. Rev. Series 2019 A:
5% 7/15/21	1,515	1,602
5% 7/15/22	1,715	1,877
5% 7/15/23	765	864
5% 7/15/24	2,300	2,674
5% 7/15/25	3,030	3,615
Erie County Hosp. Auth. Rev. (Saint Vincent Health Ctr. Proj.) Series 2010 A, 7% 7/1/27 (Pre-Refunded to 7/1/20 @ 100)	7,350	7,560
Lehigh County Indl. Dev. Auth. Poll. Cont. Rev. Bonds:
(PPL Elec. Utils. Corp. Proj.) Series 2016 A, 1.8%, tender 9/1/22 (a)	4,210	4,238
Series B, 1.8%, tender 8/15/22 (a)	10,600	10,716
Monroeville Fin. Auth. UPMC Rev. Series 2012, 5% 2/15/26	3,205	3,872
Montgomery County Higher Ed. & Health Auth. Hosp. Rev. (Abington Memorial Hosp. Proj.) Series 1993 A, 6% 6/1/22 (AMBAC Insured)	3,815	4,163
Montgomery County Higher Ed. & Health Auth. Rev.:
Series 2014 A, 5% 10/1/23	330	363
Series 2016 A:
5% 10/1/28	1,385	1,592
5% 10/1/29	1,495	1,710
5% 10/1/32	4,670	5,282
5% 10/1/36	7,560	8,479
5% 10/1/40	3,490	3,867
Series 2019:
5% 9/1/30	1,250	1,574
5% 9/1/31	2,500	3,130
5% 9/1/33	1,370	1,703
Northampton County Gen. Purp. Auth. Hosp. Rev. (St. Luke's Univ. Health Network Proj.) Series 2018 A, 4% 8/15/48	2,485	2,646
Pennsylvania Econ. Dev. Auth. Governmental Lease (Forum Place Proj.) Series 2012:
5% 3/1/21	3,025	3,148
5% 3/1/22	1,940	2,086
Pennsylvania Econ. Dev. Fing. Auth. Solid Waste Disp. Rev. Bonds:
(Republic Svcs., Inc. Proj.) Series 2019 B1, 1.45%, tender 1/15/20 (a)(b)	4,700	4,700
(Waste Mgmt., Inc. Proj.) Series 2017 A, 1.7%, tender 8/3/20 (a)(b)	5,545	5,552
Series 2011, 2.15%, tender 7/1/24 (a)(b)	12,065	12,198
Pennsylvania Gen. Oblig.:
Series 2011, 5% 7/1/21	2,040	2,158
Series 2013, 5% 10/15/27	9,710	11,054
Series 2014, 5% 7/1/23	1,500	1,695
Series 2015 1, 5% 3/15/31	3,615	4,197
Series 2016, 5% 9/15/29	27,190	32,750
Series 2017, 5% 1/1/27	8,765	10,786
Pennsylvania Higher Edl. Facilities Auth. Rev. (Univ. of Penn Health Systems Proj.):
Series 2017 A:
5% 8/15/28	1,215	1,513
5% 8/15/30	2,090	2,578
Series 2017, 5% 8/15/27	1,165	1,455
Pennsylvania Pub. School Bldg. Auth. School Rev. (The School District of Harrisburg Proj.) Series 2016 A:
5% 12/1/28 (FSA Insured)	6,100	7,269
5% 12/1/33 (FSA Insured)	4,300	5,029
Pennsylvania Tpk. Commission Tpk. Rev.:
Series 2013 A2:
5% 12/1/28	1,215	1,524
5% 12/1/33	1,215	1,492
Series 2017 A1:
5% 12/1/22	485	538
5% 12/1/23	535	612
5% 12/1/29	1,455	1,808
5% 12/1/34	970	1,184
Philadelphia Arpt. Rev. Series 2017 B:
5% 7/1/30 (b)	1,720	2,074
5% 7/1/31 (b)	2,430	2,919
Philadelphia Gas Works Rev. Series 15:
5% 8/1/23	970	1,095
5% 8/1/24	730	847
5% 8/1/25	775	918
Philadelphia Gen. Oblig.:
Series 2015 B:
5% 8/1/27	2,915	3,453
5% 8/1/29	10,165	11,900
5% 8/1/30	10,705	12,487
5% 8/1/31	11,280	13,123
Series 2019 A:
5% 8/1/21	1,835	1,943
5% 8/1/22	1,180	1,292
5% 8/1/23	1,910	2,159
5% 8/1/24	3,425	3,987
5% 8/1/26	3,225	3,924
Series 2019 B:
5% 2/1/21	1,500	1,561
5% 2/1/22	250	269
5% 2/1/23	2,300	2,559
5% 2/1/24	100	115
5% 2/1/25	1,135	1,335
5% 2/1/26	1,180	1,420
5% 2/1/27	1,500	1,841
5% 2/1/28	2,250	2,813
5% 2/1/29	2,425	3,085
Philadelphia School District:
Series 2010 C:
5% 9/1/20	13,595	13,931
5% 9/1/21	5,825	5,971
Series 2019 A, 5% 9/1/34	3,675	4,579
Series 2019 B, 5% 9/1/29	3,070	3,873
Series 2019 C, 5% 9/1/33	11,245	13,871
Pittsburgh School District Series 2010 A, 5% 9/1/20 (FSA Insured)	970	995
Pittsburgh Wtr. & Swr. Auth. Wtr. & Swr. Sys. Rev.:
Series 2019 A, 5% 9/1/38 (FSA Insured)	570	706
Series 2019 B:
5% 9/1/31 (FSA Insured)	1,855	2,428
5% 9/1/33 (FSA Insured)	1,250	1,680
Southcentral Pennsylvania Gen. Auth. Rev. Series 2019 A:
5% 6/1/38	2,890	3,568
5% 6/1/39	4,690	5,774
State Pub. School Bldg. Auth. Lease Rev. (Philadelphia School District Proj.) Series 2015 A, 5% 6/1/26	1,345	1,573

TOTAL PENNSYLVANIA		322,921

Rhode Island - 0.4%
Rhode Island Health & Edl. Bldg. Corp. Higher Ed. Facilities Rev.:
Series 2016 B:
5% 9/1/31	6,625	7,560
5% 9/1/36	320	361
Series 2016, 5% 5/15/39	5,475	6,256
Rhode Island Health & Edl. Bldg. Corp. Pub. Schools Rev. Series 2015, 5% 5/15/25 (FSA Insured)	7,985	9,422
Rhode Island Hsg. & Mtg. Fin. Corp. Series 2019 70, 4% 10/1/49	2,410	2,649
Rhode Island Student Ln. Auth. Student Ln. Rev. Series A, 3.5% 12/1/34 (b)	3,285	3,440
Tobacco Settlement Fing. Corp. Series 2015 A:
5% 6/1/27	1,770	2,032
5% 6/1/28	2,330	2,668

TOTAL RHODE ISLAND		34,388

South Carolina - 1.5%
Beaufort-Jasper Wtr. & Swr. Sys. Series 2016 B:
5% 3/1/22	970	1,051
5% 3/1/24	970	1,120
5% 3/1/25	970	1,153
Scago Edl. Facilities Corp. for Colleton School District (School District of Colleton County Proj.) Series 2015:
5% 12/1/27	3,885	4,544
5% 12/1/29	3,155	3,670
South Carolina Hsg. Fin. & Dev. Auth. Mtg. Rev. Series 2019 A, 4% 1/1/50	3,625	4,016
South Carolina Jobs-Econ. Dev. Auth.:
(Anmed Health Proj.) Series 2016:
5% 2/1/22	2,135	2,291
5% 2/1/24	970	1,103
5% 2/1/26	1,650	1,966
(Anmed Heath Proj.) Series 2016, 5% 2/1/25	1,700	1,984
South Carolina Jobs-Econ. Dev. Auth. Econ. Dev. Rev. (Bon Secours Health Sys. Proj.) Series 2013, 5% 11/1/28 (Pre-Refunded to 11/1/22 @ 100)	3,100	3,431
South Carolina Ports Auth. Ports Rev. Series 2018:
5% 7/1/28 (b)	2,235	2,783
5% 7/1/30 (b)	4,790	5,891
South Carolina Pub. Svc. Auth. Rev.:
Series 2013 E, 5.5% 12/1/53	6,335	7,091
Series 2014 A:
5% 12/1/49	12,620	13,985
5.5% 12/1/54	17,285	19,514
Series 2014 C:
5% 12/1/25	3,885	4,525
5% 12/1/26	3,885	4,519
5% 12/1/27	3,010	3,491
5% 12/1/46	3,540	3,969
Series 2016 B:
5% 12/1/35	6,250	7,404
5% 12/1/36	9,280	10,969
South Carolina Trans. Infrastructure Bank Rev. Series 2016 A, 5% 10/1/25	1,645	1,986

TOTAL SOUTH CAROLINA		112,456

South Dakota - 0.1%
South Dakota Health& Edl. Facilities Auth. Rev.:
(Avera Health Proj.) Series 2017, 5% 7/1/23	970	1,093
Series 2014 B:
5% 11/1/24	1,200	1,402
5% 11/1/25	1,175	1,371
5% 11/1/26	195	226
Series 2017:
5% 7/1/24	435	505
5% 7/1/27	365	451
5% 7/1/33	1,700	2,037
5% 7/1/35	1,360	1,622

TOTAL SOUTH DAKOTA		8,707

Tennessee - 0.8%
Greeneville Health & Edl. Facilities Board Series 2018 A:
5% 7/1/29	970	1,189
5% 7/1/30	1,165	1,419
Knox County Health Edl. & Hsg. Facilities Board Rev.:
Series 2016:
5% 9/1/22	1,170	1,268
5% 9/1/24	995	1,133
Series 2017:
5% 4/1/24	970	1,093
5% 4/1/25	1,315	1,515
Lewisburg Indl. Dev. Board Bonds (Waste Mgmt. Tennessee Proj.) Series 2012, 1.45%, tender 2/3/20 (a)(b)	3,600	3,600
Memphis-Shelby County Arpt. Auth. Arpt. Rev. Series 2010 B, 5.625% 7/1/20 (b)	4,855	4,963
Tennergy Corp. Gas Rev. Bonds Series 2019 A, 5%, tender 10/1/24 (a)	18,440	21,202
Tennessee Energy Acquisition Corp. Bonds:
(Gas Rev. Proj.) Series A, 4%, tender 5/1/23 (a)	11,735	12,561
Series 2018, 4%, tender 11/1/25 (a)	10,670	11,860

TOTAL TENNESSEE		61,803

Texas - 14.3%
Arlington Spl. Tax Rev. Series 2018 C, 5% 2/15/45	2,955	3,055
Austin Arpt. Sys. Rev.:
Series 2014, 5% 11/15/29 (b)	2,690	3,119
Series 2019 B:
5% 11/15/27 (b)	1,500	1,860
5% 11/15/28 (b)	2,250	2,835
5% 11/15/29 (b)	1,500	1,916
Series 2019, 5% 11/15/22 (b)	1,000	1,103
Austin Cmnty. College District Rev. (Convention Ctr. Proj.) Series 2002, 0% 2/1/22 (AMBAC Insured)	1,295	1,259
Austin Elec. Util. Sys. Rev. Series 2012 A, 5% 11/15/23	1,455	1,609
Brownsville Independent School District Series 2017, 4% 8/15/22	4,000	4,287
Central Reg'l. Mobility Auth.:
Series 2015 A:
5% 1/1/31	1,165	1,363
5% 1/1/32	970	1,132
5% 1/1/34	1,940	2,253
5% 1/1/40	5,340	6,131
Series 2016:
5% 1/1/31	2,305	2,724
5% 1/1/32	4,855	5,723
5% 1/1/35	3,240	3,789
5% 1/1/36	1,580	1,843
Cypress-Fairbanks Independent School District:
Bonds:
Series 2014 B2, 1.4%, tender 8/17/20 (a)	5,545	5,548
Series 2014 B3, 1.4%, tender 8/17/20 (a)	6,005	6,009
Series 2017 A-2, 1.25%, tender 8/15/22 (a)	6,105	6,095
Series 2014 C, 5% 2/15/44	3,025	3,423
Series 2016:
5% 2/15/22	4,855	5,250
5% 2/15/23	4,855	5,431
5% 2/15/24	24,410	28,175
5% 2/15/25	20,810	24,721
5% 2/15/27	3,475	4,208
Dallas Area Rapid Transit Sales Tax Rev. Series 2007, 5.25% 12/1/29	7,135	9,500
Dallas County Util. and Reclamation District Series 2013, 5% 2/15/24	6,130	7,020
Dallas Fort Worth Int'l. Arpt. Rev. Series 2014 B:
5% 11/1/26 (b)	2,920	3,215
5% 11/1/27 (b)	1,245	1,369
5% 11/1/28 (b)	2,765	3,037
5% 11/1/30 (b)	5,280	5,783
5% 11/1/31 (b)	11,155	12,212
5% 11/1/32 (b)	14,110	15,434
5% 11/1/33 (b)	9,710	10,618
5% 11/1/34 (b)	2,295	2,509
Dallas Gen. Oblig.:
Series 2012, 5% 2/15/23	4,295	4,643
Series 2014, 5% 2/15/24	5,770	6,627
Series 2019 B:
5% 2/15/30	4,080	5,208
5% 2/15/32	7,095	8,995
5% 2/15/33	7,585	9,555
Dallas Independent School District:
Bonds:
Series 2016, 5%, tender 2/15/22 (a)	60	65
Series 2019:
5%, tender 2/15/22 (a)	690	745
5%, tender 2/15/22 (a)	2,880	3,102
Series 2019:
5% 2/15/28	1,750	2,213
5% 2/15/29	2,355	2,964
5% 2/15/30	5,095	6,381
Denton Independent School District:
Bonds Series 2014 B, 2%, tender 8/1/24 (a)	4,985	5,116
Series 2016, 0% 8/15/25	2,770	2,548
El Paso Gen. Oblig. Series 2019 A:
5% 8/15/30	5,100	6,352
5% 8/15/31	3,610	4,479
5% 8/15/32	3,620	4,481
5% 8/15/33	5,890	7,245
5% 8/15/34	2,945	3,612
Fort Bend Independent School District Bonds:
Series 2019 A, 1.95%, tender 8/1/22 (a)	3,180	3,228
Series C, 1.35%, tender 8/1/20 (a)	2,955	2,956
Series D, 1.5%, tender 8/1/21 (a)	5,325	5,341
Fort Worth Gen. Oblig. Series 2016, 5% 3/1/27	5,755	6,957
Fort Worth Independent School District:
Series 2015, 5% 2/15/22	2,760	2,986
Series 2016, 5% 2/15/26	3,530	4,295
Grand Parkway Trans. Corp.:
Bonds Series 2018 B, 5%, tender 10/1/23 (a)	40,590	45,961
Series 2013 B:
5% 4/1/53	1,130	1,250
5.25% 10/1/51	2,430	2,732
5.5% 4/1/53	5,730	6,407
Series 2013 C, 5.125% 10/1/43	2,430	2,670
Series 2018 A:
5% 10/1/31	4,965	6,192
5% 10/1/32	4,210	5,234
5% 10/1/33	6,420	7,963
5% 10/1/34	4,855	6,008
Harris County Cultural Ed. Facilities Fin. Corp. Rev.:
Bonds Series 2019 B:
5%, tender 12/1/22 (a)	4,550	5,024
5%, tender 12/1/24 (a)	5,205	6,061
Series 2019 A:
4% 10/1/35	1,750	2,006
4% 10/1/36	3,000	3,427
Harris County Gen. Oblig. Series 2012 C:
5% 8/15/24	1,045	1,146
5% 8/15/25	3,750	4,111
Houston Arpt. Sys. Rev.:
Series 2011 A, 5% 7/1/20 (b)	7,770	7,917
Series 2012 A, 5% 7/1/23 (b)	6,750	7,342
Series 2018 A:
5% 7/1/26 (b)	1,635	1,980
5% 7/1/27 (b)	2,050	2,528
5% 7/1/28 (b)	970	1,215
Series 2018 B:
5% 7/1/28	3,110	3,959
5% 7/1/29	12,140	15,344
5% 7/1/30	6,385	8,017
Houston Convention and Entertainment Facilities Dept. Hotel Occupancy Tax and Spl. Rev. Series 2019:
5% 9/1/29	1,000	1,260
5% 9/1/30	1,250	1,565
5% 9/1/31	1,650	2,053
5% 9/1/33	1,535	1,897
5% 9/1/34	1,250	1,541
5% 9/1/35	1,700	2,088
Houston Gen. Oblig. Series 2017 A:
5% 3/1/23	2,095	2,344
5% 3/1/24	9,710	11,176
5% 3/1/25	4,080	4,826
Houston Util. Sys. Rev.:
Series 2014 C, 5% 5/15/28	2,525	2,910
Series 2016 B, 5% 11/15/33	2,330	2,817
Irving Hosp. Auth. Hosp. Rev. Series 2017 A:
5% 10/15/24	485	559
5% 10/15/26	680	811
5% 10/15/27	485	575
5% 10/15/29	630	740
5% 10/15/31	990	1,152
5% 10/15/35	1,425	1,637
5% 10/15/36	3,115	3,570
5% 10/15/39	1,215	1,383
5% 10/15/44	1,440	1,625
Love Field Arpt. Modernization Rev.:
Series 2015:
5% 11/1/30 (b)	1,360	1,592
5% 11/1/31 (b)	3,070	3,585
Series 2017, 5% 11/1/26 (b)	1,000	1,212
Lower Colorado River Auth. Rev.:
(LCRA Transmission Svcs. Corp. Proj.):
Series 2018:
5% 5/15/32	4,565	5,662
5% 5/15/34	2,430	2,999
5% 5/15/36	2,430	2,983
Series 2019:
5% 5/15/32	1,500	1,885
5% 5/15/33	2,250	2,819
5% 5/15/34	2,250	2,810
5% 5/15/35	5,575	6,937
5% 5/15/36	1,075	1,333
Series 2015 B:
5% 5/15/25	6,615	7,858
5% 5/15/27	2,915	3,434
5% 5/15/28	2,845	3,325
5% 5/15/29	8,255	9,657
Series 2015 D:
5% 5/15/22	825	899
5% 5/15/23	680	765
5% 5/15/24	1,185	1,372
5% 5/15/26	1,360	1,614
Midlothian Independent School District Series 2013 C, 2%, tender 8/1/24 (a)	4,160	4,270
New Hope Cultural Ed. Facilities Finc (Childrens Med. Ctr. of Dallas) Series 2017 A:
5% 8/15/24	1,960	2,283
5% 8/15/25	2,430	2,902
5% 8/15/26	1,505	1,840
5% 8/15/27	1,565	1,952
5% 8/15/30	2,330	2,862
Newark Higher Ed. Fin. Corp. (Abilene Christian Univ. Proj.) Series 2016 A:
5% 4/1/27	2,135	2,511
5% 4/1/28	1,395	1,632
North East Texas Independent School District Bonds:
Series 2013 B, 1.42%, tender 8/1/21 (a)	3,995	3,995
Series 2019, 2.2%, tender 8/1/24 (a)	4,310	4,460
North Harris County Reg'l. Wtr. Auth. Series 2013:
4% 12/15/23	995	1,074
4% 12/15/24	1,770	1,909
North Texas Tollway Auth. Rev.:
(Sr. Lien Proj.) Series 2017 A:
5% 1/1/30	1,240	1,475
5% 1/1/33	1,280	1,545
(Sub Lien Proj.) Series 2017 B:
5% 1/1/30	470	557
5% 1/1/31	660	779
5% 1/1/32	2,915	3,520
Series 2011 A:
5.5% 9/1/41 (Pre-Refunded to 9/1/21 @ 100)	12,490	13,381
6% 9/1/41 (Pre-Refunded to 9/1/21 @ 100)	970	1,047
Series 2014 A:
5% 1/1/23	1,735	1,930
5% 1/1/24	4,855	5,573
Series 2015 B:
5% 1/1/29	9,710	11,339
5% 1/1/30	4,855	5,659
Series 2016 A, 5% 1/1/39	6,800	7,912
Series 2017 A, 5% 1/1/43	10,000	11,964
Northside Independent School District Bonds:
Series 2018, 2.75%, tender 8/1/23 (a)	22,990	24,087
Series 2019, 1.6%, tender 8/1/24 (a)	18,545	18,623
Pasadena Independent School District Bonds Series 2015 B, 1.5%, tender 8/15/24 (a)	16,765	16,851
Prosper Independent School District Series 2019:
5% 2/15/41	1,600	1,982
5% 2/15/44	4,955	6,097
Rockwall Independent School District Series 2015, 0% 2/15/25	1,615	1,500
San Antonio Arpt. Sys. Rev. Series 2019 A:
5% 7/1/27 (b)	2,380	2,916
5% 7/1/28 (b)	1,085	1,355
5% 7/1/29 (b)	1,270	1,608
5% 7/1/29 (b)	1,700	2,145
5% 7/1/30 (b)	1,235	1,553
5% 7/1/30 (b)	1,510	1,891
5% 7/1/31 (b)	1,205	1,507
5% 7/1/31 (b)	1,250	1,557
5% 7/1/32 (b)	1,195	1,490
San Antonio Elec. & Gas Sys. Rev.:
Bonds Series 2015 B, 2%, tender 12/1/21 (a)	6,875	6,937
Series 2012, 5.25% 2/1/25	3,110	3,717
Series 2017:
5% 2/1/29	1,455	1,818
5% 2/1/30	970	1,208
5% 2/1/31	1,455	1,800
5% 2/1/33	1,165	1,430
San Antonio Pub. Facilities Corp. and Rfdg. Lease (Convention Ctr. Proj.) Series 2012:
5% 9/15/23	4,660	5,127
5% 9/15/24	7,275	8,001
5% 9/15/25	9,025	9,920
San Antonio Wtr. Sys. Rev.:
Bonds Series 2014 B, 2%, tender 11/1/22 (a)	13,110	13,319
Series 2012:
5% 5/15/22	2,135	2,328
5% 5/15/22 (Escrowed to Maturity)	3,690	4,025
Tarrant County Cultural Ed. Facilities Fin. Corp. Hosp. Rev.:
(Scott & White Healthcare Proj.) Series 2013 A:
5% 8/15/25	970	1,097
5% 8/15/26	1,485	1,676
5% 8/15/28	1,575	1,770
5% 8/15/33	3,690	4,104
5.5% 9/1/43	5,195	5,781
Tarrant County Cultural Ed. Facilities Fin. Corp. Rev. Series 2016 A:
5% 2/15/25	5,585	6,583
5% 2/15/34	2,040	2,425
Texas A&M Univ. Rev. Series 2016 C, 5% 5/15/23	5,475	6,178
Texas Dept. of Hsg. & Cmnty. Affairs Multi-family Hsg. Rev. Series 2019, 2.95% 7/1/36	6,592	6,792
Texas Dept. of Hsg. & Cmnty. Affairs Single Family Mtg. Rev. Series 2019 A, 4% 3/1/50	6,910	7,710
Texas Gen. Oblig.:
Series 2011 A, 5% 8/1/21 (b)	1,485	1,572
Series 2011 C:
5% 8/1/20 (b)	1,580	1,614
5% 8/1/21 (b)	1,420	1,503
Series 2013 B, 5% 8/1/25 (b)	11,725	13,273
Series 2014, 5% 8/1/26 (b)	5,020	5,810
Texas Private Activity Bond Surface Trans. Corp. Series 2013, 7% 12/31/38 (b)	15,540	18,173
Texas Pub. Fin. Auth. Lease Rev. Series 2019:
5% 2/1/23	1,500	1,674
5% 2/1/24	1,130	1,301
5% 2/1/26	2,600	3,154
5% 2/1/27	2,500	3,099
5% 2/1/28	1,315	1,662
Texas State Univ. Sys. Fing. Rev. Series 2017 A, 5% 3/15/29	4,530	5,554
Texas Trans. Commission Central Texas Tpk. Sys. Rev. Bonds Series 2015 A, 5%, tender 4/1/20 (a)	24,615	24,833
Texas Wtr. Dev. Board Rev.:
Series 2017 A:
5% 4/15/22	4,125	4,488
5% 4/15/25	6,055	7,225
5% 10/15/25	2,555	3,089
5% 4/15/26	4,195	5,130
5% 4/15/29	6,310	7,926
5% 4/15/30	16,995	21,272
Series 2018 B:
5% 4/15/29	2,750	3,526
5% 10/15/29	2,250	2,877
5% 10/15/30	3,240	4,118
5% 4/15/31	5,000	6,333
Series 2019:
5% 8/1/30	8,650	11,158
5% 8/1/31	4,500	5,785
5% 8/1/32	3,000	3,843
5% 8/1/33	3,450	4,407
5% 8/1/34	4,500	5,734
5% 8/1/35	5,500	6,987
Travis County Gen. Oblig.:
Series 2016 A, 5% 3/1/24	2,905	3,356
Series 2019 A:
5% 3/1/34	5,645	7,166
5% 3/1/35	17,080	21,606
Univ. of Houston Univ. Revs.:
Series 2017 A, 5% 2/15/30	6,325	7,568
5.25% 2/15/25 (FSA Insured)	380	381
Univ. of Texas Board of Regents Sys. Rev.:
Series 2010, 5% 8/15/22	2,970	3,270
Series 2016 D:
5% 8/15/20	1,940	1,987
5% 8/15/21	2,245	2,386
5% 8/15/22	2,430	2,676
Series 2016 E, 5% 8/15/22	2,605	2,868
Series 2016 J, 5% 8/15/22	2,590	2,852
Univ. of Texas Permanent Univ. Fund Rev. Series 2016 B:
5% 7/1/22	1,695	1,856
5% 7/1/29	1,740	2,118

TOTAL TEXAS		1,113,905

Utah - 0.1%
Salt Lake City Arpt. Rev. Series 2017 A:
5% 7/1/26 (b)	1,120	1,348
5% 7/1/28 (b)	3,885	4,727
Utah Associated Muni. Pwr. Sys. Rev. (Payson Pwr. Proj.) 5% 9/1/24 (Pre-Refunded to 9/1/22 @ 100)	2,915	3,204

TOTAL UTAH		9,279

Virginia - 1.2%
Chesapeake Trans. Sys. Toll Road Rev. Series 2012 A, 5% 7/15/22	970	1,055
Fredericksburg Econ. Dev. Auth. Rev. Series 2014:
5% 6/15/27	1,260	1,445
5% 6/15/29	1,385	1,580
5% 6/15/33	1,475	1,671
Norfolk Econ. Dev. Auth. Hosp. Facilities Rev. Bonds Series 2018 A, 5%, tender 11/1/28 (a)	1,455	1,840
Stafford County Econ. Dev. Auth. Hosp. Facilities Rev. Series 2016:
4% 6/15/37	615	659
5% 6/15/32	1,750	2,067
5% 6/15/34	2,235	2,623
Virginia College Bldg. Auth. Edl. Facilities Rev.:
(21st Century College and Equip. Prog.):
Series 2017 C, 5% 2/1/26	5,540	6,742
Series 2017 E, 5% 2/1/31	10,295	12,876
(Virginia Gen. Oblig.) Series 2017 E, 5% 2/1/30	8,875	11,154
Virginia Commonwealth Trans. Board Rev. (Virginia Gen. Oblig. Proj.) Series 2017 A:
5% 5/15/29	6,160	7,756
5% 5/15/30	12,035	15,099
Virginia Small Bus. Fing. Auth. (95 Express Lane LLC Proj.) Series 2012, 5% 1/1/40 (b)	7,380	7,832
Winchester Econ. Dev. Auth. Series 2015:
5% 1/1/32	1,940	2,282
5% 1/1/33	2,515	2,947
Wise County Indl. Dev. Auth. Waste & Sewage Rev. Bonds:
(Virginia Elec. and Pwr. Co. Proj.) Series 2010 A, 1.875%, tender 6/1/20 (a)	6,600	6,615
Series 2009 A, 2.15%, tender 9/1/20 (a)	2,700	2,715
York County Econ. Dev. Auth. Poll. Cont. Rev. Bonds (Virginia Elec. and Pwr. Co. Proj.) Series 2009 A, 1.9%, tender 6/1/23 (a)	2,200	2,228

TOTAL VIRGINIA		91,186

Washington - 2.3%
Chelan County Pub. Util. District #1 Columbia River-Rock Island Hydro-Elec. Sys. Rev. Series 1997 A, 0% 6/1/24 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,990	1,861
Grant County Pub. Util. District #2 Series 2012 A:
5% 1/1/22	970	1,043
5% 1/1/23	970	1,061
5% 1/1/24	2,265	2,471
Port of Seattle Rev.:
Series 2016 B, 5% 10/1/29 (b)	4,615	5,473
Series 2016:
5% 2/1/27	1,205	1,451
5% 2/1/29	2,430	2,901
Port of Seattle Spl. Facility Rev. Series 2013, 5% 6/1/23 (b)	860	964
Tacoma Elec. Sys. Rev. Series 2017:
5% 1/1/29	1,050	1,288
5% 1/1/36	1,140	1,369
Tobacco Settlement Auth. Rev. Series 2018:
5% 6/1/23	2,430	2,701
5% 6/1/24	3,430	3,812
Washington Gen. Oblig.:
Series 2018 A, 5% 8/1/32	14,420	17,753
Series 2018 D:
5% 8/1/32	24,300	29,916
5% 8/1/33	30,735	37,748
Series 2019 A, 5% 8/1/31	10,495	13,249
Series 2019 B, 5% 6/1/34	3,300	4,113
Series R-2017 A:
5% 8/1/27	1,735	2,132
5% 8/1/28	1,735	2,124
5% 8/1/30	1,735	2,106
Washington Health Care Facilities Auth. Rev.:
(Overlake Hosp. Med. Ctr. Proj.) Series 2010, 5.5% 7/1/30 (Pre-Refunded to 7/1/20 @ 100)	2,135	2,181
(Overlake Hosp. Med. Ctr., WA. Proj.) Series 2017 B:
5% 7/1/25	240	285
5% 7/1/26	1,935	2,347
5% 7/1/29	3,100	3,839
5% 7/1/34	610	737
5% 7/1/42	3,900	4,583
(Providence Health Systems Proj.) Series 2018 B:
5% 10/1/27	2,430	3,031
5% 10/1/28	1,940	2,465
(Virginia Mason Med. Ctr. Proj.) Series 2017, 5% 8/15/28	3,625	4,276
(Virginia Mason Med. Ctr. Proj.) Series 2017, 5% 8/15/31	5,505	6,412
Series 2015, 5% 1/1/29	1,260	1,464
Series 2017, 5% 8/15/32	1,520	1,766
Washington Higher Ed. Facilities Auth. Rev.:
(Whitworth Univ. Proj.):
Series 2016 A:
5% 10/1/29	550	646
5% 10/1/31	2,635	3,065
5% 10/1/33	560	648
Series 2019, 4% 10/1/49	5,235	5,547
Series 2016 A, 5% 10/1/30	2,510	2,930

TOTAL WASHINGTON		181,758

West Virginia - 0.1%
West Virginia Hosp. Fin. Auth. Hosp. Rev. Series 2018 A, 5% 1/1/36	3,000	3,586
Wisconsin - 1.4%
Pub. Fin. Auth. Hosp. Rev. Series 2019 A, 5% 10/1/44	8,185	9,783
Pub. Fin. Auth. Sr Liv Rev. (Mary's Woods At Marylhurst, Inc. Proj.) Series 2017 A:
5% 5/15/23 (d)	1,245	1,353
5% 5/15/30 (d)	1,135	1,274
5.25% 5/15/37 (d)	345	386
5.25% 5/15/42 (d)	420	466
5.25% 5/15/47 (d)	420	464
5.25% 5/15/52 (d)	790	871
Pub. Fin. Auth. Solid Waste Bonds (Waste Mgmt., Inc. Proj.) Series 2017 A-2, 1.45%, tender 2/3/20 (a)(b)	4,500	4,500
Pub. Fin. Auth. Wisconsin Retirement Facility Rev. Series 2018:
5% 10/1/43 (d)	890	985
5% 10/1/48 (d)	1,075	1,186
5% 10/1/53 (d)	3,010	3,314
Wisconsin Health & Edl. Facilities:
Series 2010:
5.75% 7/1/30 (Pre-Refunded to 7/1/20 @ 100)	715	731
5.75% 7/1/30 (Pre-Refunded to 7/1/20 @ 100)	1,230	1,258
Series 2014 A:
5% 11/15/24	8,510	9,968
5% 11/15/27	6,515	7,607
Series 2014:
5% 5/1/26	810	910
5% 5/1/28	1,750	1,956
5% 5/1/29	865	966
Series 2016, 4% 2/15/38 (Pre-Refunded to 8/15/25 @ 100)	1,260	1,439
Series 2017 A:
5% 9/1/34	1,750	2,009
5% 9/1/36	2,100	2,390
Series 2019 B1, 2.825% 11/1/28	2,130	2,148
Series 2019 B2, 2.55% 11/1/27	1,365	1,376
Series 2019:
5% 12/15/31	1,000	1,260
5% 12/15/32	1,750	2,191
5% 12/15/34	1,720	2,134
Wisconsin Health & Edl. Facilities Auth. Rev.:
(Agnesian HealthCare, Inc. Proj.):
Series 2010, 5.5% 7/1/40 (Pre-Refunded to 7/1/20 @ 100)	1,750	1,788
Series 2013 B:
5% 7/1/25 (Pre-Refunded to 7/1/23 @ 100)	970	1,095
5% 7/1/36 (Pre-Refunded to 7/1/23 @ 100)	6,785	7,662
Series 2012:
5% 6/1/27	1,750	1,876
5% 6/1/32	995	1,062
5% 8/15/32 (Pre-Refunded to 8/15/22 @ 100)	1,600	1,758
5% 6/1/39	2,345	2,484
Wisconsin St Gen. Fund Annual Appropriation Series 2019 A:
5% 5/1/26	8,580	10,527
5% 5/1/27	12,590	15,780

TOTAL WISCONSIN		106,957

TOTAL MUNICIPAL BONDS
(Cost $7,130,167)		7,457,729

Municipal Notes - 2.0%
Florida - 0.3%
Palm Beach County Health Facilities Auth. Rev. Participating VRDN Series Floaters 017, 1.86% 2/11/20 (Liquidity Facility Barclays Bank PLC) (a)(f)(g)	19,945	$19,945
Illinois - 0.3%
Chicago Board of Ed. Participating VRDN Series Floaters XG 01 08, 1.76% 1/7/20 (Liquidity Facility Barclays Bank PLC) (a)(f)(g)	24,985	24,985
New York - 0.3%
New York Metropolitan Trans. Auth. Rev. BAN:
Series 2018 B, 5% 5/15/20	7,470	7,574
Series 2018 C, 5% 9/1/21	14,000	14,839

TOTAL NEW YORK		22,413

Pennsylvania - 0.1%
Philadelphia School District TRAN Series 2019 C, 4% 3/31/20	11,000	11,078
Texas - 1.0%
Texas Gen. Oblig. TRAN Series 2019, 4% 8/27/20	76,000	77,419
TOTAL MUNICIPAL NOTES
(Cost $155,507)		155,840
	Shares	Value (000s)

Money Market Funds - 2.3%
Fidelity Municipal Cash Central Fund 1.65% (h)(i)
(Cost $181,996)	181,971,803	182,016
TOTAL INVESTMENT IN SECURITIES - 100.2%
(Cost $7,467,670)		7,795,585
NET OTHER ASSETS (LIABILITIES) - (0.2)%		(16,025)
NET ASSETS - 100%		$7,779,560

Security Type Abbreviations

BAN – BOND ANTICIPATION NOTE

TRAN – TAX AND REVENUE ANTICIPATION NOTE

VRDN – VARIABLE RATE DEMAND NOTE (A debt instrument that is payable upon demand, either daily, weekly or monthly)

Legend

 (a) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (b) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.

 (c) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $51,902,000 or 0.7% of net assets.

 (e) Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.

 (f) Provides evidence of ownership in one or more underlying municipal bonds.

 (g) Coupon rates are determined by re-marketing agents based on current market conditions.

 (h) Information in this report regarding holdings by state and security types does not reflect the holdings of the Fidelity Municipal Cash Central Fund.

 (i) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Municipal Cash Central Fund	$2,916
Total	$2,916

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2019, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Municipal Securities	$7,613,569	$--	$7,613,569	$--
Money Market Funds	182,016	182,016	--	--
Total Investments in Securities:	$7,795,585	$182,016	$7,613,569	$--

Other Information

The distribution of municipal securities by revenue source, as a percentage of total Net Assets, is as follows (Unaudited):

General Obligations	34.5%
Health Care	19.2%
Transportation	14.0%
Electric Utilities	7.6%
Others* (Individually Less Than 5%)	24.7%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		December 31, 2019
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $7,285,674)	$7,613,569
Fidelity Central Funds (cost $181,996)	182,016
Total Investment in Securities (cost $7,467,670)		$7,795,585
Cash		122
Receivable for fund shares sold		8,412
Interest receivable		87,279
Distributions receivable from Fidelity Central Funds		182
Prepaid expenses		9
Total assets		7,891,589
Liabilities
Payable for investments purchased on a delayed delivery basis	$100,412
Payable for fund shares redeemed	5,651
Distributions payable	3,629
Accrued management fee	1,497
Distribution and service plan fees payable	56
Other affiliated payables	707
Other payables and accrued expenses	77
Total liabilities		112,029
Net Assets		$7,779,560
Net Assets consist of:
Paid in capital		$7,451,213
Total accumulated earnings (loss)		328,347
Net Assets		$7,779,560
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($109,867 ÷ 10,324.6 shares)(a)		$10.64
Maximum offering price per share (100/96.00 of $10.64)		$11.08
Class M:
Net Asset Value and redemption price per share ($20,351 ÷ 1,913.7 shares)(a)		$10.63
Maximum offering price per share (100/96.00 of $10.63)		$11.07
Class C:
Net Asset Value and offering price per share ($33,709 ÷ 3,166.5 shares)(a)		$10.65
Intermediate Municipal Income:
Net Asset Value, offering price and redemption price per share ($4,620,948 ÷ 434,543.6 shares)		$10.63
Class I:
Net Asset Value, offering price and redemption price per share ($1,238,392 ÷ 116,273.7 shares)		$10.65
Class Z:
Net Asset Value, offering price and redemption price per share ($1,756,293 ÷ 164,841.2 shares)		$10.65

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended December 31, 2019
Investment Income
Interest		$194,392
Income from Fidelity Central Funds		2,915
Total income		197,307
Expenses
Management fee	$17,006
Transfer agent fees	7,267
Distribution and service plan fees	662
Accounting fees and expenses	747
Custodian fees and expenses	50
Independent trustees' fees and expenses	28
Registration fees	268
Audit	73
Legal	10
Miscellaneous	43
Total expenses before reductions	26,154
Expense reductions	(43)
Total expenses after reductions		26,111
Net investment income (loss)		171,196
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	15,933
Capital gain distributions from Fidelity Central Funds	2
Total net realized gain (loss)		15,935
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	257,182
Fidelity Central Funds	20
Total change in net unrealized appreciation (depreciation)		257,202
Net gain (loss)		273,137
Net increase (decrease) in net assets resulting from operations		$444,333

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended December 31, 2019	Year ended December 31, 2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$171,196	$162,282
Net realized gain (loss)	15,935	2,231
Change in net unrealized appreciation (depreciation)	257,202	(93,476)
Net increase (decrease) in net assets resulting from operations	444,333	71,037
Distributions to shareholders	(186,158)	(167,871)
Share transactions - net increase (decrease)	1,173,069	(66,114)
Total increase (decrease) in net assets	1,431,244	(162,948)
Net Assets
Beginning of period	6,348,316	6,511,264
End of period	$7,779,560	$6,348,316

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Intermediate Municipal Income Fund Class A

Years ended December 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$10.25	$10.40	$10.21	$10.51	$10.56
Income from Investment Operations
Net investment income (loss)A	.220	.230	.238	.231	.234
Net realized and unrealized gain (loss)	.411	(.142)	.192	(.262)	(.048)
Total from investment operations	.631	.088	.430	(.031)	.186
Distributions from net investment income	(.220)	(.229)	(.237)	(.231)	(.234)
Distributions from net realized gain	(.021)	(.009)	(.003)	(.038)	(.002)
Total distributions	(.241)	(.238)	(.240)	(.269)	(.236)
Redemption fees added to paid in capital	–	–	–	–A,B	–A,B
Net asset value, end of period	$10.64	$10.25	$10.40	$10.21	$10.51
Total ReturnC,D	6.20%	.88%	4.25%	(.34)%	1.79%
Ratios to Average Net AssetsE,F
Expenses before reductions	.67%	.68%	.69%	.68%	.69%
Expenses net of fee waivers, if any	.67%	.68%	.69%	.68%	.69%
Expenses net of all reductions	.67%	.68%	.69%	.67%	.69%
Net investment income (loss)	2.09%	2.25%	2.29%	2.19%	2.24%
Supplemental Data
Net assets, end of period (in millions)	$110	$87	$91	$134	$148
Portfolio turnover rateG	14%	19%H	26%	28%	14%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.0005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Intermediate Municipal Income Fund Class M

Years ended December 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$10.24	$10.39	$10.21	$10.51	$10.55
Income from Investment Operations
Net investment income (loss)A	.223	.233	.239	.235	.239
Net realized and unrealized gain (loss)	.411	(.141)	.183	(.262)	(.039)
Total from investment operations	.634	.092	.422	(.027)	.200
Distributions from net investment income	(.223)	(.233)	(.239)	(.235)	(.238)
Distributions from net realized gain	(.021)	(.009)	(.003)	(.038)	(.002)
Total distributions	(.244)	(.242)	(.242)	(.273)	(.240)
Redemption fees added to paid in capital	–	–	–	–A,B	–A,B
Net asset value, end of period	$10.63	$10.24	$10.39	$10.21	$10.51
Total ReturnC,D	6.24%	.92%	4.17%	(.30)%	1.93%
Ratios to Average Net AssetsE,F
Expenses before reductions	.64%	.65%	.66%	.64%	.65%
Expenses net of fee waivers, if any	.64%	.65%	.66%	.64%	.65%
Expenses net of all reductions	.64%	.64%	.66%	.64%	.65%
Net investment income (loss)	2.12%	2.28%	2.31%	2.22%	2.28%
Supplemental Data
Net assets, end of period (in millions)	$20	$15	$18	$19	$19
Portfolio turnover rateG	14%	19%H	26%	28%	14%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.0005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Intermediate Municipal Income Fund Class C

Years ended December 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$10.25	$10.40	$10.22	$10.52	$10.56
Income from Investment Operations
Net investment income (loss)A	.142	.153	.160	.152	.156
Net realized and unrealized gain (loss)	.420	(.141)	.183	(.262)	(.038)
Total from investment operations	.562	.012	.343	(.110)	.118
Distributions from net investment income	(.141)	(.153)	(.160)	(.152)	(.156)
Distributions from net realized gain	(.021)	(.009)	(.003)	(.038)	(.002)
Total distributions	(.162)	(.162)	(.163)	(.190)	(.158)
Redemption fees added to paid in capital	–	–	–	–A,B	–A,B
Net asset value, end of period	$10.65	$10.25	$10.40	$10.22	$10.52
Total ReturnC,D	5.52%	.13%	3.37%	(1.08)%	1.13%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.42%	1.43%	1.43%	1.42%	1.44%
Expenses net of fee waivers, if any	1.42%	1.43%	1.43%	1.42%	1.44%
Expenses net of all reductions	1.42%	1.43%	1.43%	1.42%	1.44%
Net investment income (loss)	1.34%	1.50%	1.54%	1.44%	1.49%
Supplemental Data
Net assets, end of period (in millions)	$34	$45	$54	$61	$60
Portfolio turnover rateG	14%	19%H	26%	28%	14%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.0005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the contingent deferred sales charge.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Intermediate Municipal Income Fund

Years ended December 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$10.24	$10.39	$10.21	$10.51	$10.55
Income from Investment Operations
Net investment income (loss)A	.254	.261	.270	.265	.269
Net realized and unrealized gain (loss)	.411	(.141)	.183	(.262)	(.038)
Total from investment operations	.665	.120	.453	.003	.231
Distributions from net investment income	(.254)	(.261)	(.270)	(.265)	(.269)
Distributions from net realized gain	(.021)	(.009)	(.003)	(.038)	(.002)
Total distributions	(.275)	(.270)	(.273)	(.303)	(.271)
Redemption fees added to paid in capital	–	–	–	–A,B	–A,B
Net asset value, end of period	$10.63	$10.24	$10.39	$10.21	$10.51
Total ReturnC	6.55%	1.19%	4.48%	(.01)%	2.23%
Ratios to Average Net AssetsD,E
Expenses before reductions	.35%	.37%	.36%	.35%	.36%
Expenses net of fee waivers, if any	.35%	.37%	.36%	.35%	.36%
Expenses net of all reductions	.35%	.37%	.36%	.35%	.36%
Net investment income (loss)	2.41%	2.56%	2.61%	2.51%	2.57%
Supplemental Data
Net assets, end of period (in millions)	$4,621	$4,867	$5,372	$4,953	$4,746
Portfolio turnover rateF	14%	19%G	26%	28%	14%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.0005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 G Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Intermediate Municipal Income Fund Class I

Years ended December 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$10.26	$10.41	$10.22	$10.52	$10.57
Income from Investment Operations
Net investment income (loss)A	.246	.253	.263	.257	.261
Net realized and unrealized gain (loss)	.411	(.140)	.193	(.261)	(.048)
Total from investment operations	.657	.113	.456	(.004)	.213
Distributions from net investment income	(.246)	(.254)	(.263)	(.258)	(.261)
Distributions from net realized gain	(.021)	(.009)	(.003)	(.038)	(.002)
Total distributions	(.267)	(.263)	(.266)	(.296)	(.263)
Redemption fees added to paid in capital	–	–	–	–A,B	–A,B
Net asset value, end of period	$10.65	$10.26	$10.41	$10.22	$10.52
Total ReturnC	6.45%	1.13%	4.50%	(.09)%	2.05%
Ratios to Average Net AssetsD,E
Expenses before reductions	.43%	.44%	.44%	.43%	.44%
Expenses net of fee waivers, if any	.43%	.44%	.44%	.43%	.44%
Expenses net of all reductions	.43%	.44%	.44%	.43%	.44%
Net investment income (loss)	2.33%	2.49%	2.54%	2.43%	2.49%
Supplemental Data
Net assets, end of period (in millions)	$1,238	$1,013	$976	$760	$663
Portfolio turnover rateF	14%	19%G	26%	28%	14%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.0005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 G Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Intermediate Municipal Income Fund Class Z

Years ended December 31,	2019	2018 A
Selected Per–Share Data
Net asset value, beginning of period	$10.26	$10.17
Income from Investment Operations
Net investment income (loss)B	.258	.070
Net realized and unrealized gain (loss)	.412	.086C
Total from investment operations	.670	.156
Distributions from net investment income	(.259)	(.065)
Distributions from net realized gain	(.021)	(.001)
Total distributions	(.280)	(.066)
Net asset value, end of period	$10.65	$10.26
Total ReturnD,E	6.59%	1.54%
Ratios to Average Net AssetsF,G
Expenses before reductions	.30%	.31%H
Expenses net of fee waivers, if any	.30%	.31%H
Expenses net of all reductions	.30%	.31%H
Net investment income (loss)	2.46%	2.62%H
Supplemental Data
Net assets, end of period (in millions)	$1,756	$321
Portfolio turnover rateI	14%	19%J

 A For the period October 2, 2018 (commencement of sale of shares) to December 31, 2018.

 B Calculated based on average shares outstanding during the period.

 C The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Annualized

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 J Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2019
(Amounts in thousands except percentages)

1. Organization.

Fidelity Intermediate Municipal Income Fund (the Fund) is a fund of Fidelity School Street Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Intermediate Municipal Income, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Effective March 1, 2019, Class C shares will automatically convert to Class A shares after a holding period of ten years from the initial date of purchase, with certain exceptions.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Municipal securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2019 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE, normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2019, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Fidelity Central Funds, market discount, and losses deferred due to wash sales and excise tax regulations.

The Fund purchases municipal securities whose interest, in the opinion of the issuer, is free from federal income tax. There is no assurance that the Internal Revenue Service (IRS) will agree with this opinion. In the event the IRS determines that the issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$329,296
Gross unrealized depreciation	(939)
Net unrealized appreciation (depreciation)	$328,357
Tax Cost	$7,467,228

The tax-based components of distributable earnings as of period end were as follows:

Net unrealized appreciation (depreciation) on securities and other investments	$328,358

The Fund intends to elect to defer to its next fiscal year $12 of capital losses recognized during the period November 1, 2019 to December 31, 2019.

The tax character of distributions paid was as follows:

	December 31, 2019	December 31, 2018
Tax-exempt Income	$171,089	$162,181
Ordinary Income	2,153	–
Long-term Capital Gains	12,916	5,690
Total	$186,158	$ 167,871

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $2,400,285 and $919,569, respectively.

Prior Fiscal Year Unaffiliated Redemptions In-Kind. During the prior period, 18,537 shares of the Fund were redeemed in-kind for investments, including accrued interest, and cash with a value of $190,000. The Fund had a net realized gain of $2,651 on investments delivered through in-kind redemptions. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets as well as the Notes to Financial Statements. The Fund recognized no gain or loss for federal income tax purposes.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The fee is based on an annual asset based fee of .10% of the Fund's average net assets plus an income based fee of 5% of the Fund's gross income throughout the month. For the reporting period, the total annual management fee rate was .24% of average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$244	$11
Class M	-%	.25%	45	–
Class C	.75%	.25%	373	24
			$662	$35

Sales Load. FDC may receive a front-end sales charge of up to 4.00% for selling Class A shares and Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, .75% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$8
Class M	1
Class C(a)	3
$12

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$166.17
Class M	25.14
Class C	60.16
Intermediate Municipal Income	4,312.10
Class I	1,999.18
Class Z	705.05
	$7,267

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Intermediate Municipal Income Fund	.01

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $18 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Expense Reductions.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $20.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of class-level operating expenses as follows:

Amount
Intermediate Municipal Income	$10
Class I	2
Class Z	3
$15

In addition, during the period the investment adviser or an affiliate reimbursed the Fund $8 for an operational error which is included in the accompanying Statement of Operations.

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended December 31, 2019	Year ended December 31, 2018(a)
Distributions to shareholders
Class A	$2,254	$1,965
Class M	422	383
Class C	571	773
Intermediate Municipal Income	116,066	134,917
Class I	28,961	28,725
Class Z	37,884	1,108
Total	$186,158	$167,871

 (a) Distributions for Class Z are for the period October 2, 2018 (commencement of sale of shares) to December 31, 2018.

9. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended December 31, 2019	Year ended December 31, 2018(a)	Year ended December 31, 2019	Year ended December 31, 2018(a)
Class A
Shares sold	3,326	2,380	$35,069	$24,290
Reinvestment of distributions	199	176	2,105	1,800
Shares redeemed	(1,672)	(2,837)	(17,613)	(28,960)
Net increase (decrease)	1,853	(281)	$19,561	$(2,870)
Class M
Shares sold	608	154	$6,388	$1,568
Reinvestment of distributions	38	35	404	362
Shares redeemed	(215)	(485)	(2,261)	(4,947)
Net increase (decrease)	431	(296)	$4,531	$(3,017)
Class C
Shares sold	556	468	$5,882	$4,774
Reinvestment of distributions	48	67	509	688
Shares redeemed	(1,862)	(1,328)	(19,514)	(13,565)
Net increase (decrease)	(1,258)	(793)	$(13,123)	$(8,103)
Intermediate Municipal Income
Shares sold	90,235	188,152	$949,734	$1,919,955
Reinvestment of distributions	7,410	9,098	78,190	92,840
Shares redeemed	(138,301)	(238,894)(b)	(1,437,893)	(2,437,317)(b)
Net increase (decrease)	(40,656)	(41,644)	$(409,969)	$(424,522)
Class I
Shares sold	37,072	65,564	$390,233	$670,790
Reinvestment of distributions	2,490	2,612	26,341	26,680
Shares redeemed	(22,074)	(63,108)	(232,636)	(640,916)
Net increase (decrease)	17,488	5,068	$183,938	$56,554
Class Z
Shares sold	159,235	32,913	$1,658,592	$332,677
Reinvestment of distributions	3,160	107	33,469	1,093
Shares redeemed	(28,817)	(1,757)	(303,930)	(17,926)
Net increase (decrease)	133,578	31,263	$1,388,131	$315,844

 (a) Share transactions for Class Z are for the period October 2018 (commencement of sale of shares) to December 31, 2018.

 (b) Amount includes in-kind redemptions (see the Prior Year Unaffiliated In-Kind note for additional details).

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Effective January 1, 2020, following any required regulatory notices and approvals:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

Broker-dealer Fidelity Distributors Corporation merged with and into Fidelity Investments Institutional Services Company, Inc. ("FIISC"). FIISC was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Distributors Company LLC".

Fidelity Investments Institutional Operations Company, Inc. (FIIOC) converted from a Massachusetts corporation to a Massachusetts LLC, and changed its name to "Fidelity Investments Institutional Operations Company LLC".

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity School Street Trust and Shareholders of Fidelity Intermediate Municipal Income Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Intermediate Municipal Income Fund (one of the funds constituting Fidelity School Street Trust, referred to hereafter as the “Fund”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statement of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 11, 2020

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 277 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the Investment Company Act of 1940 (1940 Act)) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Arthur E. Johnson serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds. Ms. McAuliffe previously served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company). Earlier roles at FIL included Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo. Ms. McAuliffe also was the Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe is also a director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement in April 2012, Ms. Acton was Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011), and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board of Directors and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Previously, Ms. Acton served as a Member of the Advisory Board of certain Fidelity® funds (2013-2016).

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Trustee

General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). She is the President of First to Four LLC (leadership and mentoring services, 2012-present). She also serves as a member of the Board of Directors and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor, and aerospace systems, 2013-present), Board of Directors and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and Board of Directors of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a Member of the Advisory Board of certain Fidelity® funds (2018), a member of the Board of Directors and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board of Directors, Chair of the Nomination and Governance Committee and member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Board of Directors of the Army Historical Foundation (2015-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present) and a member of the Board of Trustees of Florida Institute of Technology (2015-present) and ThanksUSA (military family education non-profit, 2014-present).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. He serves on the board of directors for Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-present) and K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as interim president of Michigan State University (2018-2019), a Member of the Advisory Board of certain Fidelity® funds (2014-2016), president of the Business Roundtable (2011-2017), a trustee of The Munder Funds (2003-2014), president and CEO of the National Association of Manufacturers (2004-2011), member of the Board of Trustees of the Annie E. Casey Foundation (2004-2015), and as governor of Michigan (1991-2003). He is a past chairman of the National Governors Association.

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Mr. Gartland is Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-present). Previously, Mr. Gartland served as a partner and investor of Vietnam Partners LLC (investments and consulting, 2008-2011). Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007), and Chase Manhattan Bank (1975-1978).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation plc (diversified power management, 2009-present) and Booz Allen Hamilton (management consulting, 2011-present). Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson previously served as Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds and on the Board of Directors of IKON Office Solutions, Inc. (1999-2008), AGL Resources, Inc. (holding company, 2002-2016), and Delta Airlines (2005-2007). Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Vice Chairman of the Independent Trustees

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Before joining Credit Suisse, he was an Executive Vice President and Chief Investment Officer for Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager and Research Analyst, and Mr. Kenneally was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company (pipeline and tanker operations). Ms. Knowles currently serves as a Director and Chairman of the Audit Committee of McKesson Corporation (healthcare service, since 2002). Ms. Knowles is a member of the Board of the Santa Catalina Island Company (real estate, 2009-present). Ms. Knowles is a Member of the Investment Company Institute Board of Governors and a Member of the Governing Council of the Independent Directors Council (2014-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007), URS Corporation (engineering and construction, 2000-2003) and America West (airline, 1999-2002). Ms. Knowles previously served as Chairman (2015-2018) and Vice Chairman (2012-2015) of the Independent Trustees of certain Fidelity® funds.

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Mr. Murray is Vice Chairman (2013-present) of Meijer, Inc. (regional retail chain). Previously, Mr. Murray served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Chief Executive Officer (2013-2016) and President (2006-2013) of Meijer, Inc. Mr. Murray serves as a member of the Board of Directors and Nuclear Review and Public Policy and Responsibility Committees of DTE Energy Company (diversified energy company, 2009-present). Mr. Murray also serves as a member of the Board of Directors of Spectrum Health (not-for-profit health system, 2015-present). Mr. Murray previously served as President of Grand Valley State University (2001-2006), Treasurer for the State of Michigan (1999-2001), Vice President of Finance and Administration for Michigan State University (1998-1999), and a member of the Board of Directors and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray is also a director or trustee of many community and professional organizations.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John B. McGinty, Jr. (1962)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. McGinty also serves as Chief Compliance Officer of other funds. Mr. McGinty is Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2016-present). Mr. McGinty previously served as Vice President, Senior Attorney at Eaton Vance Management (investment management firm, 2015-2016), and prior to Eaton Vance as global CCO for all firm operations and registered investment companies at GMO LLC (investment management firm, 2009-2015). Before joining GMO LLC, Mr. McGinty served as Senior Vice President, Deputy General Counsel for Fidelity Investments (2007-2009).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2015

Assistant Secretary

Mr. Pogorelec also serves as Assistant Secretary of other funds. Mr. Pogorelec serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2006-present).

Nancy D. Prior (1967)

Year of Election or Appointment: 2014

Vice President

Ms. Prior also serves as Vice President of other funds. Ms. Prior serves as President of Fixed Income (2014-present), and is an employee of Fidelity Investments (2002-present). Previously, Ms. Prior served as President (2016-2019) and Director (2014-2019) of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm), Vice President of Global Asset Allocation Funds (2017-2019); Vice Chairman of FIAM LLC (investment adviser firm, 2014-2018), a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-2018), President Multi-Asset Class Strategies of FMR's Global Asset Allocation Division (2017-2018), Vice President of Fidelity's Money Market Funds (2012-2014), and President, Money Market and Short Duration Bond Group of Fidelity Management & Research Company (FMR) (investment adviser firm, 2013-2014).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2019 to December 31, 2019).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Expenses Paid During Period-B July 1, 2019 to December 31, 2019
Class A	.67%
Actual		$1,000.00	$1,016.90	$3.41
Hypothetical-C		$1,000.00	$1,021.83	$3.41
Class M	.64%
Actual		$1,000.00	$1,017.10	$3.25
Hypothetical-C		$1,000.00	$1,021.98	$3.26
Class C	1.40%
Actual		$1,000.00	$1,014.10	$7.11
Hypothetical-C		$1,000.00	$1,018.15	$7.12
Intermediate Municipal Income	.34%
Actual		$1,000.00	$1,018.60	$1.73
Hypothetical-C		$1,000.00	$1,023.49	$1.73
Class I	.42%
Actual		$1,000.00	$1,018.20	$2.14
Hypothetical-C		$1,000.00	$1,023.09	$2.14
Class Z	.30%
Actual		$1,000.00	$1,018.80	$1.53
Hypothetical-C		$1,000.00	$1,023.69	$1.53

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2019, $12,015,877, or, if subsequently determined to be different, the net capital gain of such year.

During fiscal year ended 2019, 100% of the fund's income dividends were free from federal income tax, and 10.45% of the fund's income dividends was subject to the federal alternative minimum tax.

The fund will notify shareholders in January 2020 of amounts for use in preparing 2019 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Intermediate Municipal Income Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established four standing committees (Committees) — Operations, Audit, Fair Valuation, and Governance and Nominating — each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of the fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its September 2019 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services provided by and the profits realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Approval of Amended and Restated Advisory Contracts.  At its September 2019 meeting, the Board also unanimously determined to approve an amended and restated management contract and sub-advisory agreements (Amended and Restated Contracts) in connection with an upcoming consolidation of certain of Fidelity's advisory businesses. The Board considered that, on or about January 1, 2020, Fidelity Investments Money Management, Inc. (FIMM) expects to merge with and into FMR and, after the merger, FMR expects to redomicile as a Delaware limited liability company. The Board also approved the termination of the sub-advisory agreement with FIMM upon the completion of the merger. The Board noted that references to FMR in the Amended and Restated Contracts would be updated to reflect FMR's new form of organization and domicile. The Board also noted Fidelity's assurance that neither the planned consolidation nor the Amended and Restated Contracts will change the investment processes, the level or nature of services provided, the resources and personnel allocated, trading and compliance operations, or any fees or expenses paid by the fund.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds with innovative structures, strategies and pricing and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) reducing management fees and total expenses for certain target date funds and index funds; (vii) lowering expense caps for certain existing funds and classes, and converting certain voluntary expense caps to contractual caps, to reduce expenses borne by shareholders; (viii) rationalizing product lines and gaining increased efficiencies from fund mergers, liquidations, and share class consolidations; (ix) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (x) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there were portfolio management changes for the fund in September 2018 and December 2018.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and a peer group of funds with similar objectives (peer group), if any. In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for such underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and on net performance (after fees and expenses) compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; expectations for interest rate levels and credit conditions; issuer-specific information including credit quality; the potential for incremental return versus the fund's benchmark index weighed against the risks involved in obtaining that incremental return, including the risk of diminished or negative total returns; and fund cash flows and other factors. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and was considered by the Board.

Fidelity Intermediate Municipal Income Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2018.

The Board noted that it and the boards of other Fidelity funds formed an ad hoc Committee on Group Fee, which meets periodically, to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component (such as the fund) and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class M, Class I, Class Z, and the retail class ranked below the competitive median for 2018 and the total expense ratio of Class C ranked above the competitive median for 2018. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class C was above the competitive median primarily because of its 1.00% 12b-1 fee. The Board noted that, when compared with competitor funds that charge a 1.00% 12b-1 fee, the total expense ratio of Class C is below median. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.

PricewaterhouseCoopers LLP (PwC), auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the fund's business. The Board noted that changes to fall-out benefits year-over-year reflect business developments at Fidelity's various businesses. The Board considered that a joint ad hoc committee created by it and the boards of other Fidelity funds had recently been established, and meets periodically, to evaluate potential fall-out benefits. The Board noted that the committee was expected to, among other things: (i) discuss the legal framework surrounding potential fall-out benefits; (ii) review the Board's responsibilities and approach to potential fall-out benefits; and (iii) review practices employed by competitor funds regarding the review of potential fall-out benefits. The Board noted that it would consider the committee's findings in connection with future consideration of contract renewals.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, the allocation of various costs to different funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, including its effects on fund profitability, the rationale for the compensation structure, and the extent to which current market conditions have affected retention and recruitment; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds and the treatment of such compensation within Fidelity's fund profitability methodology; (v) the practices of certain sub-advisers regarding their receipt of research from broker-dealers that execute the funds' portfolio transactions; (vi) the terms of Fidelity's voluntary expense limitation agreements; (vii) the methodology with respect to competitive fund data and peer group classifications; (viii) Fidelity's transfer agent fee, expense, and service structures for different funds and classes relative to competitive trends, and the impact of the increased use of omnibus accounts; (ix) new developments in the retail and institutional marketplaces and the competitive positioning of the funds relative to other investment products and services; (x) the impact on fund profitability of recent changes in total net assets for Fidelity's money market funds, anticipated changes to the competitive landscape for money market funds, and the level of investor comfort with gates, fees, and floating NAVs; (xi) the funds' share class structures and distribution channels; and (xii) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends and methodologies for total expense competitive comparisons, and actions that might be taken by Fidelity to reduce total expense ratios for certain classes. In addition, the Board considered its discussions with Fidelity throughout the year regarding enhanced information security initiatives and the funds' fair valuation policies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that the fund's Advisory Contracts should be renewed and the fund's Amended and Restated Contracts should be approved.

LIM-ANN-0220
1.540000.122

Fidelity® Global Credit Fund

Annual Report

December 31, 2019

Includes Fidelity and Fidelity Advisor share classes

See the inside front cover for important information about access to your fund’s shareholder reports.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2020 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2019	Past 1 year	Past 5 years	Life of fundA
Class A (incl. 4.00% sales charge)	9.79%	2.32%	1.41%
Class M (incl. 4.00% sales charge)	9.68%	2.31%	1.40%
Class C (incl. contingent deferred sales charge)	12.47%	2.38%	1.18%
Fidelity® Global Credit Fund	14.64%	3.42%	2.21%
Class I	14.64%	3.42%	2.21%
Class Z	14.64%	3.42%	2.21%

 A From May 22, 2012

 Class C shares' contingent deferred sales charges included in the past one year, past five years, and life of fund total return figures are 1%, 0%, and 0%, respectively.

 The initial offering of Class Z shares took place on October 2, 2018. Returns prior to October 2, 2018, are those of Class I.

 Prior to June 1, 2017, the fund was named Fidelity Global Bond Fund, and the fund operated under certain different investment policies and compared its performance to a different index. The fund's historical performance may not represent its current investment policies.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Global Credit Fund, a class of the fund, on May 22, 2012, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg Barclays Global Aggregate Credit Index Hedged (USD) performed over the same period.

Period Ending Values
$11,807	Fidelity® Global Credit Fund
$14,118	Bloomberg Barclays Global Aggregate Credit Index Hedged (USD)

Management's Discussion of Fund Performance

Market Recap:  Global taxable investment-grade bonds posted a robust gain for the 12 months ending December 31, 2019, amid fairly slow global economic growth, uncertain trade policy and the willingness of central banks, including the U.S. Federal Reserve, to ease policy rates. The Bloomberg Barclays Global Credit Index rose 11.02% for the year. In the big picture, yield-advantaged, credit-sensitive sectors led the way amid a supportive backdrop for riskier assets and resilient fundamentals. This generally benefited global credit. Lower-rated credits generally outperformed higher-rated securities in a risk-on environment. Within the index, the U.S., Canada, the United Kingdom and much of Europe each produced a double-digit gain. By sector, bonds of industrials firms outgained financial companies. Within industrials, bonds of global communications companies particularly stood out to the upside. Conversely, bonds issued by banking companies, one of the more conservative areas within financials, lagged the broader market. In the fourth quarter of 2019, global credit moderated to a degree because the global economy showed increased signs of stability in certain segments.

Comments from Co-Portfolio Managers Michael Foggin and Andrew Lewis:  For the year, the fund's share classes posted gains in the range of 13.47% to 14.64%, outpacing, net of fees, the 11.85% advance of the benchmark, the Bloomberg Barclays Global Aggregate Credit Index Hedged USD. Outsized exposure to credit risk drove the fund's outperformance. From a regional perspective, overweighting eurozone and U.K. corporate securities added value; each outpaced comparable U.S. corporates, in which the fund remained underweighted. Among the fund's European holdings, Bayer, A.G. and Barclays stood out to the upside. An overweighting in European property companies, led partly by Grand City, also contributed. The managers' decision to increase exposure to Italian short-maturity sovereign debt and particular Italian corporate debt contributed as well. From a sector perspective, holdings among European corporate hybrid securities helped on a relative basis. Beyond the eurozone, investments in the bonds of Mexican oil producer Petroleos Mexicanos (PEMEX) aided the fund's result. Conversely, owning certain derivatives used to provide the fund with a degree of protection against a potential sell-off in credit markets detracted from the fund's relative return.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of December 31, 2019
United States of America	38.2%
United Kingdom	13.1%
Netherlands	9.3%
Luxembourg	8.1%
Germany	4.7%
France	4.4%
Switzerland	3.7%
Ireland	3.5%
Canada	1.8%
Other	13.2%

Percentages are based on country or territory of incorporation and include the effect of futures contracts, options and swaps, as applicable. Foreign currency contracts and other assets and liabilities are included within United States of America, as applicable.

Quality Diversification (% of fund's net assets)

As of December 31, 2019
U.S. Government and U.S. Government Agency Obligations	0.2%
AA	0.9%
A	3.7%
BBB	62.9%
BB and Below	22.9%
Not Rated	4.8%
Short-Term Investments and Net Other Assets	4.6%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of fund's net assets)

As of December 31, 2019*,**
Corporate Bonds	71.3%
U.S. Government and Government Agency Obligations	0.2%
Foreign Government and Government Agency Obligations	1.4%
Preferred Securities	22.5%
Short-Term Investments and Net Other Assets (Liabilities)	4.6%

 * Futures and Swaps - 7.6%

 ** Foreign Currency Contracts - (47.7)%

Schedule of Investments December 31, 2019

Showing Percentage of Net Assets

Nonconvertible Bonds - 71.3%
		Principal Amount(a)	Value
Argentina - 0.7%
YPF SA 8.5% 3/23/21 (Reg. S)		$560,000	$554,400
Bailiwick of Jersey - 0.9%
Heathrow Funding Ltd. 7.125% 2/14/24	GBP	450,000	721,698
Canada - 1.2%
Cenovus Energy, Inc.:
3% 8/15/22		373,000	378,034
4.25% 4/15/27		514,000	543,977

TOTAL CANADA			922,011

Denmark - 2.2%
Danske Bank A/S:
0.5% 8/27/25 (Reg. S) (b)	EUR	550,000	609,695
5.375% 1/12/24 (Reg. S)		502,000	550,884
Nykredit Realkredit A/S 4% 6/3/36 (Reg. S)(b)	EUR	500,000	588,769

TOTAL DENMARK			1,749,348

Estonia - 0.2%
Luminor Bank A/S Estonia 1.375% 10/21/22 (Reg. S)	EUR	120,000	136,867
France - 3.5%
Ceetrus SA 2.75% 11/26/26 (Reg. S)	EUR	200,000	234,014
Iliad SA 0.625% 11/25/21 (Reg. S)	EUR	500,000	562,036
Lagardere S.C.A.:
1.625% 6/21/24 (Reg. S)	EUR	300,000	338,798
2.125% 10/16/26 (Reg. S)	EUR	1,100,000	1,223,160
2.75% 4/13/23 (Reg. S)	EUR	300,000	353,134

TOTAL FRANCE			2,711,142

Germany - 3.7%
Bayer AG 2.375% 4/2/75 (Reg. S) (b)	EUR	1,650,000	1,895,450
Deutsche Bank AG:
1.625% 2/12/21 (Reg. S)	EUR	700,000	794,579
4.296% 5/24/28 (b)		200,000	191,489

TOTAL GERMANY			2,881,518

Ireland - 3.2%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust 3.3% 1/23/23		500,000	512,232
AIB Group PLC 1.875% 11/19/29 (Reg. S) (b)	EUR	300,000	341,430
Bank Ireland Group PLC:
2.375% 10/14/29 (Reg. S) (b)	EUR	500,000	581,848
3.125% 9/19/27 (Reg. S) (b)	GBP	450,000	606,257
Cloverie PLC 4.5% 9/11/44 (Reg. S) (b)		465,000	485,925

TOTAL IRELAND			2,527,692

Italy - 1.0%
UniCredit SpA 6.572% 1/14/22 (c)		700,000	751,529
Luxembourg - 4.8%
Blackstone Property Partners Europe LP:
1.75% 3/12/29 (Reg. S)	EUR	550,000	615,452
2% 2/15/24 (Reg. S)	EUR	100,000	117,773
2.2% 7/24/25 (Reg. S)	EUR	550,000	655,970
CK Hutchison Group Telecom Finance SA 1.125% 10/17/28 (Reg. S)	EUR	700,000	781,825
Ingersoll-Rand Luxembourg Finance SA 3.8% 3/21/29		500,000	536,250
Logicor Financing SARL 1.625% 7/15/27 (Reg. S)	EUR	610,000	692,247
Millicom International Cellular SA 6.625% 10/15/26 (c)		295,000	325,791

TOTAL LUXEMBOURG			3,725,308

Mexico - 2.4%
Gruma S.A.B. de CV 4.875% 12/1/24 (Reg. S)		200,000	216,313
Petroleos Mexicanos:
2.5% 11/24/22 (Reg. S)	EUR	100,000	116,517
3.625% 11/24/25 (Reg. S)	EUR	270,000	313,838
3.75% 2/21/24 (Reg. S)	EUR	1,000,000	1,194,611

TOTAL MEXICO			1,841,279

Netherlands - 2.9%
Deutsche Annington Finance BV 5% 10/2/23 (c)		314,000	335,534
Mylan NV 3.95% 6/15/26		750,000	781,128
Petrobras Global Finance BV 5.093% 1/15/30 (c)		251,000	268,445
Samvardhana Motherson Automotive Systems Group BV 1.8% 7/6/24 (Reg. S)	EUR	650,000	707,384
Teva Pharmaceutical Finance Netherlands III BV 4.5% 3/1/25	EUR	150,000	166,993

TOTAL NETHERLANDS			2,259,484

Portugal - 0.0%
Banco Espirito Santo SA 4% 12/31/49 (Reg. S) (d)	EUR	200,000	38,138
Sweden - 1.1%
Samhallsbyggnadsbolaget I Norden AB 1.75% 1/14/25 (Reg. S)	EUR	710,000	820,039
Switzerland - 3.0%
Credit Suisse Group AG 6.5% 8/8/23 (Reg. S)		1,050,000	1,169,438
UBS AG 4.75% 2/12/26 (Reg. S) (b)	EUR	1,007,000	1,184,584

TOTAL SWITZERLAND			2,354,022

Turkey - 0.6%
Turkiye Garanti Bankasi A/S 6.25% 4/20/21 (Reg. S)		440,000	453,200
United Kingdom - 6.5%
Barclays PLC:
2% 2/7/28 (Reg. S) (b)	EUR	200,000	227,915
2.625% 11/11/25 (Reg. S) (b)	EUR	350,000	399,687
3.932% 5/7/25 (b)		200,000	210,076
CYBG PLC 3.125% 6/22/25 (Reg. S) (b)	GBP	200,000	266,139
Imperial Tobacco Finance PLC 3.5% 7/26/26 (c)		1,315,000	1,321,287
John Lewis PLC 6.125% 1/21/25	GBP	336,000	504,771
Marks & Spencer PLC 3.25% 7/10/27 (Reg. S)	GBP	450,000	591,188
National Express Group PLC 2.375% 11/20/28 (Reg. S)	GBP	180,000	238,976
Nationwide Building Society 3.622% 4/26/23 (b)(c)		200,000	205,642
Rolls-Royce PLC 3.375% 6/18/26	GBP	540,000	770,555
Travis Perkins PLC 4.5% 9/7/23 (Reg. S)	GBP	240,000	334,263

TOTAL UNITED KINGDOM			5,070,499

United States of America - 33.4%
Altria Group, Inc. 4.8% 2/14/29		525,000	584,438
American Airlines, Inc. 3.75% 10/15/25		185,227	187,203
Ares Capital Corp. 4.25% 3/1/25		650,000	678,578
AT&T, Inc. 5.45% 3/1/47		185,000	229,159
AXA Equitable Holdings, Inc. 4.35% 4/20/28		500,000	542,364
Bank of America Corp. 3.95% 4/21/25		215,000	229,259
Bayer U.S. Finance II LLC 4.25% 12/15/25 (c)		350,000	377,334
Brandywine Operating Partnership LP 4.1% 10/1/24		160,000	169,431
Brixmor Operating Partnership LP 4.125% 6/15/26		26,000	27,675
CBRE Group, Inc. 4.875% 3/1/26		190,000	211,624
Centene Corp.:
4.25% 12/15/27 (c)		70,000	72,013
4.625% 12/15/29 (c)		105,000	110,654
4.75% 1/15/25 (c)		55,000	57,130
Cigna Corp. 3.4% 3/1/27 (c)		500,000	519,083
Citigroup, Inc.:
4.3% 11/20/26		82,000	89,189
4.45% 9/29/27		600,000	660,284
Cleco Corporate Holdings LLC 3.743% 5/1/26		650,000	671,050
Conagra Brands, Inc. 4.6% 11/1/25		650,000	717,386
DCP Midstream Operating LP 5.375% 7/15/25		900,000	978,750
Diamond 1 Finance Corp./Diamond 2 Finance Corp.:
5.45% 6/15/23 (c)		600,000	650,435
6.02% 6/15/26 (c)		400,000	460,049
Discover Financial Services 3.75% 3/4/25		550,000	581,891
Discovery Communications LLC 4.9% 3/11/26		500,000	557,541
Dollar Tree, Inc. 4.2% 5/15/28		500,000	535,713
Dolphin Subsidiary II, Inc. 7.25% 10/15/21		185,000	194,250
Edison International 3.55% 11/15/24		500,000	511,721
Elanco Animal Health, Inc.:
4.272% 8/28/23		200,000	211,133
4.9% 8/28/28		350,000	380,408
Emera U.S. Finance LP 3.55% 6/15/26		500,000	518,921
Ford Motor Credit Co. LLC:
4.063% 11/1/24		200,000	203,974
5.584% 3/18/24		1,100,000	1,189,879
General Electric Co.:
0.375% 5/17/22	EUR	100,000	112,243
1.25% 5/26/23	EUR	100,000	115,038
Goldman Sachs Group, Inc. 4.25% 10/21/25		527,000	571,796
HCA Holdings, Inc. 4.5% 2/15/27		500,000	538,694
Hudson Pacific Properties LP 3.95% 11/1/27		350,000	366,161
Level 3 Financing, Inc. 3.4% 3/1/27 (c)		500,000	503,515
Michael Kors U.S.A., Inc. 4% 11/1/24 (c)		212,000	220,117
Micron Technology, Inc. 4.185% 2/15/27		900,000	962,633
Morgan Stanley:
3.95% 4/23/27		156,000	167,190
4.35% 9/8/26		200,000	218,566
5% 11/24/25		355,000	399,557
NextEra Energy Partners LP 4.25% 9/15/24 (c)		550,000	572,000
Omega Healthcare Investors, Inc. 4.95% 4/1/24		550,000	601,540
Plains All American Pipeline LP/PAA Finance Corp. 4.65% 10/15/25		800,000	856,343
Reynolds American, Inc. 4.45% 6/12/25		1,279,000	1,376,006
SITE Centers Corp. 4.7% 6/1/27		550,000	593,972
Sunoco Logistics Partner Operations LP 4% 10/1/27		600,000	620,048
The Williams Companies, Inc. 4.55% 6/24/24		500,000	539,398
Time Warner Cable, Inc. 4.5% 9/15/42		505,000	514,938
Toll Brothers Finance Corp. 4.875% 3/15/27		650,000	702,000
Unum Group 4% 3/15/24		755,000	797,168
Voya Financial, Inc. 3.65% 6/15/26		575,000	606,874
Westinghouse Air Brake Co. 4.4% 3/15/24		400,000	424,672
Willis Group North America, Inc. 3.6% 5/15/24		505,000	527,222

TOTAL UNITED STATES OF AMERICA			26,016,210

TOTAL NONCONVERTIBLE BONDS
(Cost $54,284,644)			55,534,384

U.S. Government and Government Agency Obligations - 0.2%
U.S. Treasury Obligations - 0.2%
U.S. Treasury Bonds 2.5% 2/15/45 (e)		13,000	13,248
U.S. Treasury Notes 2.625% 2/15/29 (e)(f)		135,000	142,969
			156,217
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS
(Cost $147,799)			156,217

Foreign Government and Government Agency Obligations - 1.4%
Indonesia - 0.5%
Indonesian Republic 2.625% 6/14/23	EUR	$300,000	$361,748
United Kingdom - 0.9%
United Kingdom, Great Britain and Northern Ireland:
1.75% 1/22/49(Reg. S) (g)	GBP	215,000	312,385
4.25% 12/7/49 (e)(g)	GBP	167,000	380,432

TOTAL UNITED KINGDOM			692,817

TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS
(Cost $1,017,576)			1,054,565

Preferred Securities - 22.5%
Australia - 0.5%
QBE Insurance Group Ltd. 5.25% (Reg. S) (b)(h)		400,000	414,254
Canada - 0.6%
Bank of Nova Scotia 4.65% (b)(h)		450,000	460,256
Denmark - 0.9%
Danske Bank A/S 5.875% (Reg. S) (b)(h)	EUR	400,000	486,371
ORSTED A/S 1.75% (Reg. S) (b)(h)	EUR	200,000	226,270

TOTAL DENMARK			712,641

France - 0.9%
Credit Agricole Assurances SA 4.25% (Reg. S) (b)(h)	EUR	500,000	656,813
Germany - 1.0%
Bayer AG 2.375% 11/12/79 (Reg. S) (b)	EUR	700,000	798,541
Ireland - 0.3%
AIB Group PLC 5.25% (Reg. S) (b)(h)	EUR	200,000	246,112
Luxembourg - 3.3%
CPI Property Group SA 4.375% (Reg. S) (b)(h)	EUR	461,000	542,159
Eurofins Scientific SA 2.875% (Reg. S) (b)(h)	EUR	280,000	309,230
Grand City Properties SA 3.75% (b)(h)	EUR	500,000	613,175
TLG Finance SARL 3.375% (Reg. S) (b)(h)	EUR	900,000	1,066,197

TOTAL LUXEMBOURG			2,530,761

Netherlands - 6.4%
AerCap Holdings NV 5.875% 10/10/79 (b)		650,000	704,531
Deutsche Annington Finance BV 4% (Reg. S) (b)(h)	EUR	200,000	240,396
Generali Finance BV 4.596% (Reg. S) (b)(h)	EUR	150,000	189,928
Stichting AK Rabobank Certificaten 6.5% (Reg. S) (h)	EUR	325,000	463,188
Telefonica Europe BV 2.625% (Reg. S) (b)(h)	EUR	300,000	352,299
Volkswagen International Finance NV:
2.5%(Reg. S) (b)(h)	EUR	600,000	704,186
2.7%(Reg. S) (b)(h)	EUR	1,300,000	1,513,376
3.75% (b)(h)	EUR	700,000	837,336

TOTAL NETHERLANDS			5,005,240

Spain - 0.6%
Banco Bilbao Vizcaya Argentaria SA 5.875% (Reg. S) (b)(h)	EUR	400,000	490,200
Sweden - 1.6%
Heimstaden Bostad AB 3.248% (Reg. S) (b)	EUR	750,000	846,571
Samhallsbyggnadsbolaget I Norden AB 4.625% (Reg. S) (b)(h)	EUR	169,000	205,595
Skandinaviska Enskilda Banken AB 5.75% (Reg. S) (b)(h)		200,000	202,828

TOTAL SWEDEN			1,254,994

Switzerland - 0.7%
Credit Suisse Group AG 7.5% (Reg. S) (b)(h)		450,000	507,624
United Kingdom - 5.7%
Aviva PLC:
5.9021% (b)(h)	GBP	500,000	694,284
6.125% (b)(h)	GBP	1,230,000	1,817,085
Barclays Bank PLC 7.625% 11/21/22		778,000	880,959
HSBC Holdings PLC 5.25% (b)(h)	EUR	250,000	310,017
Lloyds Banking Group PLC 5.125% (b)(h)	GBP	550,000	760,011

TOTAL UNITED KINGDOM			4,462,356

TOTAL PREFERRED SECURITIES
(Cost $16,909,176)			17,539,792
		Shares	Value

Money Market Funds - 2.1%
Fidelity Cash Central Fund 1.58% (i)
(Cost $1,593,525)		1,593,208	1,593,526

Purchased Swaptions - 0.0%(j)
	Expiration Date	Notional Amount	Value
Put Options - 0.0%
Option with an exercise rate of 2.375% on a credit default swap with Goldman Sachs Bank U.S.A to buy protection on the 5-Year iTraxx Europe Crossover Series 32 Index expiring December 2024, paying 5% quarterly.	1/15/20	EUR 9,900,000	$3,823
Option with an exercise rate of 2.375% on a credit default swap with Goldman Sachs Bank U.S.A to buy protection on the 5-Year iTraxx Europe Crossover Series 32 Index expiring December 2024, paying 5% quarterly.	2/19/20	EUR 1,050,000	2,419

TOTAL PUT OPTIONS			6,242

TOTAL PURCHASED SWAPTIONS
(Cost $95,726)			6,242
TOTAL INVESTMENT IN SECURITIES - 97.5%
(Cost $74,048,446)			75,884,726
NET OTHER ASSETS (LIABILITIES) - 2.5%			1,957,572
NET ASSETS - 100%			$77,842,298

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Purchased
Bond Index Contracts
ASX 10 Year Treasury Bond Index Contracts (Australia)	3	March 2020	$300,963	$(6,157)	$(6,157)
Eurex Euro-Bobl Contracts (Germany)	4	March 2020	599,571	(1,279)	(1,279)
Eurex Euro-Bund Contracts (Germany)	1	March 2020	191,239	(1,945)	(1,945)
TME 10 Year Canadian Note Contracts (Canada)	16	March 2020	1,693,951	(29,242)	(29,242)
TOTAL BOND INDEX CONTRACTS					(38,623)
Treasury Contracts
CBOT 10-Year U.S. Treasury Note Contracts (United States)	4	March 2020	513,688	(3,508)	(3,508)
CBOT 2-Year U.S. Treasury Note Contracts (United States)	7	March 2020	1,508,500	(1,434)	(1,434)
CBOT Long Term U.S. Treasury Bond Contracts (United States)	41	March 2020	6,392,156	(104,587)	(104,587)
CBOT Ultra Long Term U.S. Treasury Bond Contracts (United States)	36	March 2020	6,539,625	(155,282)	(155,282)
TOTAL TREASURY CONTRACTS					(264,811)

TOTAL PURCHASED					(303,434)

Sold
Bond Index Contracts
ICE Long Gilt Contracts (United Kingdom)	1	March 2020	174,026	(578)	(578)
Treasury Contracts
CBOT 5-Year U.S. Treasury Note Contracts (United States)	91	March 2020	10,793,453	31,916	31,916
CBOT Ultra 10-Year U.S. Treasury Note Contracts (United States)	3	March 2020	422,109	1,352	1,352
TOTAL TREASURY CONTRACTS					33,268

TOTAL SOLD					32,690

TOTAL FUTURES CONTRACTS					$(270,744)

The notional amount of futures purchased as a percentage of Net Assets is 22.8%

The notional amount of futures sold as a percentage of Net Assets is 14.6%

For the period, the average monthly notional amount at value for futures contracts in the aggregate was $21,736,716.

Forward Foreign Currency Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation/(Depreciation)
USD	11,012,000	EUR	9,859,785	JPMorgan Chase Bank	1/16/20	$(56,950)
USD	24,163	AUD	35,000	Brown Brothers Harriman & Co.	1/17/20	(408)
USD	7,622	CAD	10,000	BNP Paribas SA	1/17/20	(80)
USD	17,527,767	EUR	15,735,000	Citibank, N.A.	1/17/20	(138,043)
USD	224,784	EUR	200,000	JPMorgan Chase Bank	1/17/20	242
USD	14,366	GBP	11,000	BNP Paribas SA	1/17/20	(210)
USD	8,034,532	GBP	6,138,000	State Street Bank and Trust Co.	1/17/20	(99,243)
TOTAL FORWARD FOREIGN CURRENCY CONTRACTS						$(294,692)
					Unrealized Appreciation	242
					Unrealized Depreciation	(294,934)

For the period, the average contract value for forward foreign currency contracts was $33,572,240. Contract value represents contract amount in United States dollars plus or minus unrealized appreciation or depreciation, respectively

Swaps

Underlying Reference	Rating(1)	Maturity Date	Clearinghouse / Counterparty(2)	Fixed Payment Received/(Paid)	Payment Frequency	Notional Amount(3)	Value(1)	Upfront Premium Received/(Paid)(4)	Unrealized Appreciation/(Depreciation)
Credit Default Swaps
Buy Protection
5-Year iTraxx Europe Series 25 Index		Jun. 2021	ICE	(1%)	Quarterly	EUR 1,000,000	$(2,432)	$0	$(2,432)
Akzo Nobel NV		Jun. 2024	Citibank, N.A.	(1%)	Quarterly	EUR 1,200,000	(47,321)	35,692	(11,629)
BNP Paribas		Dec. 2024	Citibank, N.A.	(1%)	Quarterly	EUR 600,000	(7,577)	(3,720)	(11,297)
Commerzbank AG		Dec. 2024	Goldman Sachs Bank USA	(1%)	Quarterly	EUR 750,000	16,880	(29,693)	(12,813)
Gas Natural Capital Markets SA		Jun. 2022	BNP Paribas SA	(1%)	Quarterly	EUR 500,000	(12,169)	7,244	(4,925)
Leonardo SpA		Dec. 2024	Citibank, N.A.	(5%)	Quarterly	EUR 500,000	(114,095)	113,067	(1,028)
Royal Bank of Scotland Group PLC		Dec. 2024	Citibank, N.A.	(1%)	Quarterly	EUR 600,000	1,501	(18,631)	(17,130)
Standard Chartered PLC		Jun. 2021	Goldman Sachs Bank USA	(1%)	Quarterly	EUR 550,000	(7,652)	(16,151)	(23,803)
Volvo Treas AB		Jun. 2024	Citibank, N.A.	(1%)	Quarterly	EUR 200,000	(6,519)	4,511	(2,008)
TOTAL BUY PROTECTION							(179,384)	92,319	(87,065)
Sell Protection
5-Year iTraxx Europe Senior Financial Series 25 Index	NR	Jun. 2021	ICE	1%	Quarterly	EUR 1,000,000	12,411	0	12,411

TOTAL CREDIT DEFAULT SWAPS							$(166,973)	$92,319	$(74,654)

 (1) Ratings are presented for credit default swaps in which the Fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent a weighted average of the ratings of all securities included in the index. The credit rating or value can be measures of the current payment/performance risk. Ratings are from Moody's Investors Service, Inc. Where Moody's® ratings are not available, S&P® ratings are disclosed and are indicated as such. All ratings are as of the report date and do not reflect subsequent changes.

 (2) Swaps with Intercontinental Exchange (ICE) are centrally cleared over-the-counter (OTC) swaps.

 (3) The notional amount of each credit default swap where the Fund has sold protection approximates the maximum potential amount of future payments that the Fund could be required to make if a credit event were to occur.

 (4) Any premiums for centrally cleared over-the-counter (OTC) swaps are recorded periodically throughout the term of the swap to variation margin and included in unrealized appreciation (depreciation).

Swaps

Payment Received	Payment Frequency	Payment Paid	Payment Frequency	Clearinghouse / Counterparty(1)	Maturity Date	Notional Amount	Value	Upfront Premium Received/(Paid)(4)	Unrealized Appreciation/(Depreciation)
Interest Rate Swaps
(0.25%)	Annual	6-month EURIBOR(3)	Semi - annual	LCH	Jun. 2030	EUR 1,140,000	$(6,745)	$0	$(6,745)
0	Annual	6-month EURIBOR(3)	Semi - annual	LCH	Jun. 2035	EUR 809,000	(8,679)	0	(8,679)
0.25%	Annual	6-month EURIBOR(3)	Semi - annual	LCH	Jun. 2040	EUR 606,000	(8,605)	0	(8,605)

TOTAL INTEREST RATE SWAPS							$(24,029)	$0	$(24,029)

 (1) Swaps with LCH Clearnet Group (LCH) are centrally cleared over-the-counter (OTC) swaps.

 (2) Any premiums for centrally cleared over-the-counter (OTC) swaps are recorded periodically throughout the term of the swap to variation margin and included in unrealized appreciation (depreciation).

 (3) Represents floating rate.

For the period, the average monthly notional amount for swaps in the aggregate was $7,940,104.

Currency Abbreviations

AUD – Australian dollar

CAD – Canadian dollar

EUR – European Monetary Unit

GBP – British pound

USD – U.S. dollar

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Amount is stated in United States dollars unless otherwise noted.

 (b) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $6,750,558 or 8.7% of net assets.

 (d) Non-income producing - Security is in default.

 (e) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $291,671.

 (f) Security or a portion of the security has been segregated as collateral for open bi-lateral over-the-counter (OTC) swaps. At period end, the value of securities pledged amounted to $12,710.

 (g) Security or a portion of the security was pledged to cover margin requirements for centrally cleared OTC swaps. At period end, the value of securities pledged amounted to $190,780.

 (h) Security is perpetual in nature with no stated maturity date.

 (i) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (j) For the period, the average monthly notional amount for purchased swaptions was $10,454,392.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$16,903
Total	$16,903

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2019, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Corporate Bonds	$55,534,384	$--	$55,534,384	$--
U.S. Government and Government Agency Obligations	156,217	--	156,217	--
Foreign Government and Government Agency Obligations	1,054,565	--	1,054,565	--
Preferred Securities	17,539,792	--	17,539,792	--
Money Market Funds	1,593,526	1,593,526	--	--
Purchased Swaptions	6,242	--	6,242	--
Total Investments in Securities:	$75,884,726	$1,593,526	$74,291,200	$--
Derivative Instruments:
Assets
Futures Contracts	$33,268	$33,268	$--	$--
Forward Foreign Currency Contracts	242	--	242	--
Swaps	30,792	--	30,792	--
Total Assets	$64,302	$33,268	$31,034	$--
Liabilities
Futures Contracts	$(304,012)	$(304,012)	$--	$--
Forward Foreign Currency Contracts	(294,934)	--	(294,934)	--
Swaps	(221,794)	--	(221,794)	--
Total Liabilities	$(820,740)	$(304,012)	$(516,728)	$--
Total Derivative Instruments:	$(756,438)	$(270,744)	$(485,694)	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of December 31, 2019. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Credit Risk
Purchased Swaptions(a)	$6,242	$0
Swaps(b)	30,792	(197,765)
Total Credit Risk	37,034	(197,765)
Foreign Exchange Risk
Forward Foreign Currency Contracts(c)	242	(294,934)
Total Foreign Exchange Risk	242	(294,934)
Interest Rate Risk
Futures Contracts(d)	33,268	(304,012)
Swaps(b)	0	(24,029)
Total Interest Rate Risk	33,268	(328,041)
Total Value of Derivatives	$70,544	$(820,740)

 (a) Gross value is included in the Statement of Assets and Liabilities in the investments, at value line-item.

 (b) For bi-lateral over-the-counter (OTC) swaps, reflects gross value which is presented in the Statement of Assets and Liabilities in the bi-lateral OTC swaps, at value line-items. For centrally cleared over-the-counter (OTC) swaps, reflects gross cumulative appreciation (depreciation) as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin for centrally cleared OTC swaps is included in receivable or payable for daily variation margin on centrally cleared OTC swaps, and the net cumulative appreciation (depreciation) for centrally cleared OTC swaps is included in Total accumulated earnings (loss).

 (c) Gross value is presented in the Statement of Assets and Liabilities in the unrealized appreciation/depreciation on forward foreign currency contracts line-items.

 (d) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

The following table is a summary of the Fund's derivatives inclusive of potential netting arrangements.

Counterparty	Value of Derivative Assets	Value of Derivative Liabilities	Collateral Received(a)	Collateral Pledged(a)	Net(b)
Goldman Sachs Bank USA	$23,122	$(7,652)	$--	$--	$15,470
Centrally Cleared OTC Swaps	12,411	(26,461)	--	14,050	--
Citibank, N.A.	1,501	(313,555)	--	250,325	(61,729)
JPMorgan Chase Bank	242	(56,950)	--	--	(56,708)
BNP Paribas SA	--	(12,459)	--	--	(12,459)
Brown Brothers Harriman & Co.	--	(408)	--	--	(408)
State Street Bank and Trust Co.	--	(99,243)	--	--	(99,243)
Exchange Traded Futures	33,268	(304,012)	--	270,744	--
Total	$70,544	$(820,740)

 (a) Reflects collateral received from or pledged to an individual counterparty, excluding any excess or initial collateral amounts.

 (b) Net represents the receivable / (payable) that would be due from / (to) the counterparty in an event of default. Netting may be allowed across transactions traded under the same legal agreement with the same legal entity. Please refer to Derivative Instruments - Risk Exposures and the Use of Derivative Instruments section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		December 31, 2019
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $72,454,921)	$74,291,200
Fidelity Central Funds (cost $1,593,525)	1,593,526
Total Investment in Securities (cost $74,048,446)		$75,884,726
Segregated cash with brokers for derivative instruments		237,615
Cash		7,582
Foreign currency held at value (cost $1,642,458)		1,661,340
Unrealized appreciation on forward foreign currency contracts		242
Receivable for fund shares sold		91,227
Interest receivable		678,239
Distributions receivable from Fidelity Central Funds		1,964
Bi-lateral OTC swaps, at value		18,381
Prepaid expenses		77
Receivable from investment adviser for expense reductions		7,654
Total assets		78,589,047
Liabilities
Unrealized depreciation on forward foreign currency contracts	$294,934
Payable for fund shares redeemed	39,908
Bi-lateral OTC swaps, at value	195,333
Accrued management fee	34,508
Distribution and service plan fees payable	3,096
Payable for daily variation margin on futures contracts	61,160
Payable for daily variation margin on centrally cleared OTC swaps	16,168
Other affiliated payables	9,996
Audit fees payable	88,433
Other payables and accrued expenses	3,213
Total liabilities		746,749
Net Assets		$77,842,298
Net Assets consist of:
Paid in capital		$76,313,602
Total accumulated earnings (loss)		1,528,696
Net Assets		$77,842,298
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($4,739,455 ÷ 493,362 shares)(a)		$9.61
Maximum offering price per share (100/96.00 of $9.61)		$10.01
Class M:
Net Asset Value and redemption price per share ($1,939,493 ÷ 201,936 shares)(a)		$9.60
Maximum offering price per share (100/96.00 of $9.60)		$10.00
Class C:
Net Asset Value and offering price per share ($2,090,385 ÷ 217,451 shares)(a)		$9.61
Global Credit:
Net Asset Value, offering price and redemption price per share ($61,759,064 ÷ 6,427,354 shares)		$9.61
Class I:
Net Asset Value, offering price and redemption price per share ($4,309,410 ÷ 448,579 shares)		$9.61
Class Z:
Net Asset Value, offering price and redemption price per share ($3,004,491 ÷ 312,504 shares)		$9.61

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2019
Investment Income
Dividends		$499,535
Interest		1,384,418
Income from Fidelity Central Funds		16,903
Total income		1,900,856
Expenses
Management fee	$320,487
Transfer agent fees	70,238
Distribution and service plan fees	35,401
Accounting fees and expenses	30,009
Custodian fees and expenses	6,121
Independent trustees' fees and expenses	215
Registration fees	103,319
Audit	117,523
Legal	69
Miscellaneous	718
Total expenses before reductions	684,100
Expense reductions	(216,970)
Total expenses after reductions		467,130
Net investment income (loss)		1,433,726
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(54,432)
Fidelity Central Funds	1
Forward foreign currency contracts	1,082,718
Foreign currency transactions	54,491
Futures contracts	1,027,552
Swaps	188,399
Total net realized gain (loss)		2,298,729
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	4,225,768
Fidelity Central Funds	(1)
Forward foreign currency contracts	(191,894)
Assets and liabilities in foreign currencies	30,397
Futures contracts	(431,882)
Swaps	(68,333)
Total change in net unrealized appreciation (depreciation)		3,564,055
Net gain (loss)		5,862,784
Net increase (decrease) in net assets resulting from operations		$7,296,510

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2019	Year ended December 31, 2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$1,433,726	$1,080,166
Net realized gain (loss)	2,298,729	747,448
Change in net unrealized appreciation (depreciation)	3,564,055	(3,073,448)
Net increase (decrease) in net assets resulting from operations	7,296,510	(1,245,834)
Distributions to shareholders	(2,461,064)	(882,051)
Distributions to shareholders from tax return of capital	(70,285)	(164,576)
Total distributions	(2,531,349)	(1,046,627)
Share transactions - net increase (decrease)	33,571,959	(1,050,596)
Total increase (decrease) in net assets	38,337,120	(3,343,057)
Net Assets
Beginning of period	39,505,178	42,848,235
End of period	$77,842,298	$39,505,178

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Global Credit Fund Class A

Years ended December 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$8.70	$9.19	$8.61	$8.68	$9.38
Income from Investment Operations
Net investment income (loss)A	.214	.214	.141	.156	.205
Net realized and unrealized gain (loss)	1.031	(.493)	.596	.055	(.692)
Total from investment operations	1.245	(.279)	.737	.211	(.487)
Distributions from net investment income	(.224)B	(.178)	–	(.175)	–
Distributions from net realized gain	(.102)B	–	–	(.100)	–
Tax return of capital	(.009)	(.033)	(.157)	(.006)	(.213)
Total distributions	(.335)	(.211)	(.157)	(.281)	(.213)
Net asset value, end of period	$9.61	$8.70	$9.19	$8.61	$8.68
Total ReturnC,D	14.37%	(3.05)%	8.60%	2.39%	(5.24)%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.49%	1.50%	1.63%	1.52%	1.46%
Expenses net of fee waivers, if any	1.00%	1.00%	1.00%	1.00%	1.00%
Expenses net of all reductions	1.00%	1.00%	1.00%	1.00%	1.00%
Net investment income (loss)	2.28%	2.40%	1.56%	1.72%	2.26%
Supplemental Data
Net assets, end of period (000 omitted)	$4,739	$3,830	$4,320	$4,667	$4,781
Portfolio turnover rateG	85%	83%	150%	105%	110%

 A Calculated based on average shares outstanding during the period.

 B The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Global Credit Fund Class M

Years ended December 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$8.70	$9.19	$8.61	$8.68	$9.38
Income from Investment Operations
Net investment income (loss)A	.214	.214	.141	.156	.204
Net realized and unrealized gain (loss)	1.021	(.494)	.596	.058	(.691)
Total from investment operations	1.235	(.280)	.737	.214	(.487)
Distributions from net investment income	(.224)B	(.177)	–	(.178)	–
Distributions from net realized gain	(.102)B	–	–	(.100)	–
Tax return of capital	(.009)	(.033)	(.157)	(.006)	(.213)
Total distributions	(.335)	(.210)	(.157)	(.284)	(.213)
Net asset value, end of period	$9.60	$8.70	$9.19	$8.61	$8.68
Total ReturnC,D	14.25%	(3.06)%	8.60%	2.42%	(5.24)%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.57%	1.58%	1.70%	1.55%	1.48%
Expenses net of fee waivers, if any	1.00%	1.00%	1.00%	1.00%	1.00%
Expenses net of all reductions	1.00%	1.00%	1.00%	1.00%	1.00%
Net investment income (loss)	2.28%	2.40%	1.56%	1.72%	2.26%
Supplemental Data
Net assets, end of period (000 omitted)	$1,939	$1,757	$2,150	$2,874	$3,037
Portfolio turnover rateG	85%	83%	150%	105%	110%

 A Calculated based on average shares outstanding during the period.

 B The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Global Credit Fund Class C

Years ended December 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$8.70	$9.17	$8.60	$8.67	$9.37
Income from Investment Operations
Net investment income (loss)A	.143	.147	.073	.088	.137
Net realized and unrealized gain (loss)	1.027	(.489)	.589	.056	(.690)
Total from investment operations	1.170	(.342)	.662	.144	(.553)
Distributions from net investment income	(.150)B	(.108)	–	(.110)	–
Distributions from net realized gain	(.102)B	–	–	(.100)	–
Tax return of capital	(.007)	(.020)	(.092)	(.004)	(.147)
Total distributions	(.260)C	(.128)	(.092)	(.214)	(.147)
Net asset value, end of period	$9.61	$8.70	$9.17	$8.60	$8.67
Total ReturnD,E	13.47%	(3.74)%	7.71%	1.64%	(5.94)%
Ratios to Average Net AssetsF,G
Expenses before reductions	2.33%	2.31%	2.44%	2.30%	2.25%
Expenses net of fee waivers, if any	1.75%	1.75%	1.75%	1.75%	1.75%
Expenses net of all reductions	1.75%	1.75%	1.75%	1.75%	1.75%
Net investment income (loss)	1.53%	1.65%	.82%	.97%	1.51%
Supplemental Data
Net assets, end of period (000 omitted)	$2,090	$2,290	$2,552	$3,514	$3,541
Portfolio turnover rateH	85%	83%	150%	105%	110%

 A Calculated based on average shares outstanding during the period.

 B The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 C Total distributions of $.260 per share is comprised of distributions from net investment income of $.1504, distributions from net realized gain of $.1023 per share and distributions from tax return of capital of $.0072.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the contingent deferred sales charge.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Global Credit Fund

Years ended December 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$8.70	$9.19	$8.61	$8.68	$9.38
Income from Investment Operations
Net investment income (loss)A	.238	.237	.164	.179	.227
Net realized and unrealized gain (loss)	1.030	(.495)	.598	.055	(.691)
Total from investment operations	1.268	(.258)	.762	.234	(.464)
Distributions from net investment income	(.246)B	(.196)	–	(.197)	–
Distributions from net realized gain	(.102)B	–	–	(.100)	–
Tax return of capital	(.010)	(.036)	(.182)	(.007)	(.236)
Total distributions	(.358)	(.232)	(.182)	(.304)	(.236)
Net asset value, end of period	$9.61	$8.70	$9.19	$8.61	$8.68
Total ReturnC	14.64%	(2.82)%	8.90%	2.65%	(5.00)%
Ratios to Average Net AssetsD,E
Expenses before reductions	1.10%	1.18%	1.30%	1.14%	1.09%
Expenses net of fee waivers, if any	.75%	.75%	.75%	.75%	.75%
Expenses net of all reductions	.75%	.75%	.75%	.75%	.75%
Net investment income (loss)	2.53%	2.65%	1.82%	1.97%	2.51%
Supplemental Data
Net assets, end of period (000 omitted)	$61,759	$30,263	$32,493	$41,569	$44,497
Portfolio turnover rateF	85%	83%	150%	105%	110%

 A Calculated based on average shares outstanding during the period.

 B The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Global Credit Fund Class I

Years ended December 31,	2019	2018	2017	2016	2015
Selected Per–Share Data
Net asset value, beginning of period	$8.70	$9.19	$8.61	$8.68	$9.38
Income from Investment Operations
Net investment income (loss)A	.239	.237	.163	.179	.226
Net realized and unrealized gain (loss)	1.029	(.495)	.599	.055	(.690)
Total from investment operations	1.268	(.258)	.762	.234	(.464)
Distributions from net investment income	(.246)B	(.196)	–	(.197)	–
Distributions from net realized gain	(.102)B	–	–	(.100)	–
Tax return of capital	(.010)	(.036)	(.182)	(.007)	(.236)
Total distributions	(.358)	(.232)	(.182)	(.304)	(.236)
Net asset value, end of period	$9.61	$8.70	$9.19	$8.61	$8.68
Total ReturnC	14.64%	(2.82)%	8.90%	2.65%	(5.00)%
Ratios to Average Net AssetsD,E
Expenses before reductions	1.03%	1.14%	1.30%	1.16%	1.14%
Expenses net of fee waivers, if any	.75%	.75%	.75%	.75%	.75%
Expenses net of all reductions	.75%	.75%	.75%	.75%	.75%
Net investment income (loss)	2.53%	2.65%	1.81%	1.97%	2.51%
Supplemental Data
Net assets, end of period (000 omitted)	$4,309	$1,265	$1,333	$2,415	$2,932
Portfolio turnover rateF	85%	83%	150%	105%	110%

 A Calculated based on average shares outstanding during the period.

 B The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Global Credit Fund Class Z

Years ended December 31,	2019	2018 A
Selected Per–Share Data
Net asset value, beginning of period	$8.70	$8.92
Income from Investment Operations
Net investment income (loss)B	.247	.065
Net realized and unrealized gain (loss)	1.021	(.164)
Total from investment operations	1.268	(.099)
Distributions from net investment income	(.246)C	(.102)
Distributions from net realized gain	(.102)C	–
Tax return of capital	(.010)	(.019)
Total distributions	(.358)	(.121)
Net asset value, end of period	$9.61	$8.70
Total ReturnD,E	14.64%	(1.11)%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.05%	.95%H
Expenses net of fee waivers, if any	.66%	.66%H
Expenses net of all reductions	.66%	.66%H
Net investment income (loss)	2.61%	2.97%H
Supplemental Data
Net assets, end of period (000 omitted)	$3,004	$100
Portfolio turnover rateI	85%	83%

 A For the period October 2, 2018 (commencement of sale of shares) to December 31, 2018.

 B Calculated based on average shares outstanding during the period.

 C The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Annualized

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2019

1. Organization.

Fidelity Global Credit Fund (the Fund) is a fund of Fidelity School Street Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Global Credit, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Effective March 1, 2019, Class C shares will automatically convert to Class A shares after a holding period of ten years from the initial date of purchase, with certain exceptions.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, foreign government and government agency obligations, preferred securities and U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Swaps are marked-to-market daily based on valuations from third party pricing vendors, registered derivatives clearing organizations (clearinghouses) or broker-supplied valuations. These pricing sources may utilize inputs such as interest rate curves, credit spread curves, default possibilities and recovery rates. When independent prices are unavailable or unreliable, debt securities and swaps may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. For foreign debt securities, when significant market or security specific events arise, valuations may be determined in good faith in accordance with procedures adopted by the Board. Debt securities and swaps are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

The U.S. dollar value of foreign currency contracts is determined using currency exchange rates supplied by a pricing service and are categorized as Level 2 in the hierarchy. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Options traded over-the-counter are valued using vendor or broker-supplied valuations and are categorized as Level 2 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2019 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Realized gains and losses on foreign currency transactions arise from the disposition of foreign currency, realized changes in the value of foreign currency between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized gains and losses on assets and liabilities in foreign currencies arise from changes in the value of foreign currency, and from assets and liabilities denominated in foreign currencies, other than investments, which are held at period end.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2019, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences resulted in distribution reclassifications.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, swaps, foreign currency transactions, passive foreign investment companies (PFIC), market discount, tax return of capital distribution and capital loss carryforwards and losses deferred due to wash sales, futures contracts and excise tax regulations.

For the periods ending December 31, 2019, and December 31, 2018, the Fund's distributions exceeded the aggregate amount of taxable income and net realized gains resulting in a return of capital for tax purposes. This was due to reductions in taxable income available for distribution after certain distributions had been made.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$2,880,731
Gross unrealized depreciation	(860,064)
Net unrealized appreciation (depreciation)	$2,020,667
Tax Cost	$73,776,441

The tax-based components of distributable earnings as of period end were as follows:

Net unrealized appreciation (depreciation) on securities and other investments	$2,046,612

The Fund intends to elect to defer to its next fiscal year $256,279 of capital losses recognized during the period November 1, 2019 to December 31, 2019. The Fund intends to elect to defer to its next fiscal year $261,658 of ordinary losses recognized during the period November 1, 2019 to December 31, 2019.

The tax character of distributions paid was as follows:

	December 31, 2019	December 31, 2018
Ordinary Income	$ 2,461,064	$ 882,051
Tax Return of Capital	70,285	164,576
Total	$2,531,349	$ 1,046,627

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts, forward foreign currency contracts, options and swaps. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets, to facilitate transactions in foreign-denominated securities and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risks:

Credit Risk	Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.
Foreign Exchange Risk	Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.
Interest Rate Risk	Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain OTC derivatives such as forward foreign currency contracts, options and bi-lateral swaps, the Fund attempts to reduce its exposure to counterparty credit risk by entering into an International Swaps and Derivatives Association, Inc. (ISDA) Master Agreement with each of its counterparties. The ISDA Master Agreement gives the Fund the right to terminate all transactions traded under such agreement upon the deterioration in the credit quality of the counterparty beyond specified levels. The ISDA Master Agreement gives each party the right, upon an event of default by the other party or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net payable by one party to the other. To mitigate counterparty credit risk on bi-lateral OTC derivatives, the Fund receives collateral in the form of cash or securities once the Fund's net unrealized appreciation on outstanding derivative contracts under an ISDA Master Agreement exceeds certain applicable thresholds, subject to certain minimum transfer provisions. The collateral received is held in segregated accounts with the Fund's custodian bank in accordance with the collateral agreements entered into between the Fund, the counterparty and the Fund's custodian bank. The Fund could experience delays and costs in gaining access to the collateral even though it is held by the Fund's custodian bank. The Fund's maximum risk of loss from counterparty credit risk related to bi-lateral OTC derivatives is generally the aggregate unrealized appreciation and unpaid counterparty payments in excess of any collateral pledged by the counterparty to the Fund. The Fund may be required to pledge collateral for the benefit of the counterparties on bi-lateral OTC derivatives in an amount not less than each counterparty's unrealized appreciation on outstanding derivative contracts, subject to certain minimum transfer provisions, and any such pledged collateral is identified in the Schedule of Investments. Exchange-traded futures contracts are not covered by the ISDA Master Agreement; however counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade. Counterparty credit risk related to centrally cleared OTC swaps may be mitigated by the protection provided by the clearinghouse. A summary of the Fund's derivatives inclusive of potential netting arrangements is presented at the end of the Schedule of Investments.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Net Realized Gain (Loss) and Change in Net Unrealized Appreciation (Depreciation) on Derivatives. The table below, which reflects the impacts of derivatives on the financial performance of the Fund, summarizes the net realized gain (loss) and change in net unrealized appreciation (depreciation) for derivatives during the period as presented in the Statement of Operations.

Primary Risk Exposure / Derivative Type	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)
Credit Risk
Purchased Options	$(158,990)	$(90,728)
Swaps	(52,357)	(25,624)
Total Credit Risk	(211,347)	(116,352)
Foreign Exchange Risk
Forward Foreign Currency Contracts	1,082,718	(191,894)
Total Foreign Exchange Risk	1,082,718	(191,894)
Interest Rate Risk
Futures Contracts	1,027,552	(431,882)
Swaps	240,756	(42,709)
Total Interest Rate Risk	1,268,308	(474,591)
Totals	$2,139,679	$(782,837)

A summary of the value of derivatives by primary risk exposure as of period end, if any, is included at the end of the Schedule of Investments.

Forward Foreign Currency Contracts. Forward foreign currency contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. The Fund used forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to manage exposure to certain foreign currencies.

Forward foreign currency contracts are valued daily and fluctuations in exchange rates on open contracts are recorded as unrealized appreciation or (depreciation) and reflected in the Statement of Assets and Liabilities. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the closing value and the value at the time it was opened. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on forward foreign currency contracts during the period is presented in the Statement of Operations.

Any open forward foreign currency contracts at period end are presented in the Schedule of Investments under the caption "Forward Foreign Currency Contracts." The contract amount and unrealized appreciation (depreciation) reflects each contract's exposure to the underlying currency at period end.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the bond market and fluctuations in interest rates.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

Options. Options give the purchaser the right, but not the obligation, to buy (call) or sell (put) an underlying security or financial instrument at an agreed exercise or strike price between or on certain dates. Options obligate the seller (writer) to buy (put) or sell (call) an underlying instrument at the exercise or strike price or cash settle an underlying derivative instrument if the holder exercises the option on or before the expiration date. The Fund uses OTC options, such as swaptions, which are options where the underlying instrument is a swap, to manage its exposure to potential credit events.

Upon entering into an options contract, a fund will pay or receive a premium. Premiums paid on purchased options are reflected as cost of investments and premiums received on written options are reflected as a liability on the Statement of Assets and Liabilities. Certain options may be purchased or written with premiums to be paid or received on a future date. Options are valued daily and any unrealized appreciation (depreciation) is reflected on the Statement of Assets and Liabilities. When an option is exercised, the cost or proceeds of the underlying instrument purchased or sold is adjusted by the amount of the premium. When an option is closed the Fund will realize a gain or loss depending on whether the proceeds or amount paid for the closing sale transaction is greater or less than the premium received or paid. When an option expires, gains and losses are realized to the extent of premiums received and paid, respectively. The net realized and unrealized gains (losses) on purchased options are included in the Statement of Operations in net realized gain (loss) and change in net unrealized appreciation (depreciation) on investment securities. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on written options are presented in the Statement of Operations.

Any open options at period end are presented in the Schedule of Investments under the captions "Purchased Options," "Purchased Swaptions," "Written Options" and "Written Swaptions," as applicable.

Writing puts and buying calls tend to increase exposure to the underlying instrument while buying puts and writing calls tend to decrease exposure to the underlying instrument. For purchased options, risk of loss is limited to the premium paid, and for written options, risk of loss is the change in value in excess of the premium received.

Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on a notional principal amount. A bi-lateral OTC swap is a transaction between a fund and a dealer counterparty where cash flows are exchanged between the two parties for the life of the swap. A centrally cleared OTC swap is a transaction executed between a fund and a dealer counterparty, then cleared by a futures commission merchant (FCM) through a clearinghouse. Once cleared, the clearinghouse serves as a central counterparty, with whom a fund exchanges cash flows for the life of the transaction, similar to transactions in futures contracts.

Bi-lateral OTC swaps are marked-to-market daily and changes in value are reflected in the Statement of Assets and Liabilities in the bi-lateral OTC swaps at value line items. Any upfront premiums paid or received upon entering a bi-lateral OTC swap to compensate for differences between stated terms of the swap and prevailing market conditions (e.g. credit spreads, interest rates or other factors) are recorded in net unrealized appreciation (depreciation) in the Statement of Assets and Liabilities and amortized to realized gain or (loss) ratably over the term of the swap. Any unamortized upfront premiums are presented in the Schedule of Investments.

Centrally cleared OTC swaps require a fund to deposit either cash or securities (initial margin) with the FCM, at the instruction of and for the benefit of the clearinghouse. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Cash deposited to meet initial margin requirements is presented in segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities. Centrally cleared OTC swaps are marked-to-market daily and subsequent payments (variation margin) are made or received depending on the daily fluctuations in the value of the swaps and are recorded as unrealized appreciation or (depreciation). These daily payments, if any, are included in receivable or payable for daily variation margin on centrally cleared OTC swaps in the Statement of Assets and Liabilities. Any premiums for centrally cleared OTC swaps are recorded periodically throughout the term of the swap to variation margin and included in unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. Any premiums are recognized as realized gain (loss) upon termination or maturity of the swap.

For both bi-lateral and centrally cleared OTC swaps, payments are exchanged at specified intervals, accrued daily commencing with the effective date of the contract and recorded as realized gain or (loss). Some swaps may be terminated prior to the effective date and realize a gain or loss upon termination. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on swaps during the period is presented in the Statement of Operations.

Any open swaps at period end are included in the Schedule of Investments under the caption "Swaps".

Credit Default Swaps. Credit default swaps enable the Fund to buy or sell protection against specified credit events on a single-name issuer or a traded credit index. Under the terms of a credit default swap the buyer of protection (buyer) receives credit protection in exchange for making periodic payments to the seller of protection (seller) based on a fixed percentage applied to a notional principal amount. In return for these payments, the seller will be required to make a payment upon the occurrence of one or more specified credit events. The Fund enters into credit default swaps as a seller to gain credit exposure to an issuer and/or as a buyer to obtain a measure of protection against defaults of an issuer. Periodic payments are made over the life of the contract by the buyer provided that no credit event occurs.

For credit default swaps on most corporate and sovereign issuers, credit events include bankruptcy, failure to pay or repudiation/moratorium. For credit default swaps on corporate or sovereign issuers, the obligation that may be put to the seller is not limited to the specific reference obligation described in the Schedule of Investments. For credit default swaps on asset-backed securities, a credit event may be triggered by events such as failure to pay principal, maturity extension, rating downgrade or write-down. For credit default swaps on asset-backed securities, the reference obligation described represents the security that may be put to the seller. For credit default swaps on a traded credit index, a specified credit event may affect all or individual underlying securities included in the index.

As a seller, if an underlying credit event occurs, the Fund will pay a net settlement amount of cash equal to the notional amount of the swap less the recovery value of the reference obligation or underlying securities comprising an index. Only in the event of the industry's inability to value the underlying asset will the Fund be required to take delivery of the reference obligation or underlying securities comprising an index and pay an amount equal to the notional amount of the swap.

As a buyer, if an underlying credit event occurs, the Fund will receive a net settlement amount of cash equal to the notional amount of the swap less the recovery value of the reference obligation or underlying securities comprising an index. Only in the event of the industry's inability to value the underlying asset will the Fund be required to deliver the reference obligation or underlying securities comprising an index in exchange for payment of an amount equal to the notional amount of the swap.

Typically, the value of each credit default swap and credit rating disclosed for each reference obligation in the Schedule of Investments, where the Fund is the sellers, can be used as measures of the current payment/performance risk of the swap. As the value of the swap changes as a positive or negative percentage of the total notional amount, the payment/performance risk may decrease or increase, respectively. In addition to these measures, the investment adviser monitors a variety of factors including cash flow assumptions, market activity and market sentiment as part of its ongoing process of assessing payment/performance risk.

Interest Rate Swaps. Interest rate swaps are agreements between counterparties to exchange cash flows, one based on a fixed rate, and the other on a floating rate. The Fund entered into interest rate swaps to manage its exposure to interest rate changes. Changes in interest rates can have an effect on both the value of bond holdings as well as the amount of interest income earned. In general, the value of bonds can fall when interest rates rise and can rise when interest rates fall.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $77,832,472 and $46,635,319, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .10% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .55% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$10,237	$1,944
Class M	-%	.25%	4,626	1,742
Class C	.75%	.25%	20,538	6,538
			$35,401	$10,224

Sales Load. FDC may receive a front-end sales charge of up to 4.00% for selling Class A shares and Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, .75% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$1,356
Class M	90
Class C(a)	41
$1,487

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$7,596.19
Class M	4,914.27
Class C	5,219.25
Global Credit	48,947.11
Class I	1,953.09
Class Z	1,609.05
	$70,238

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Global Credit Fund	.05

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $132 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Expense Reductions.

The investment adviser contractually agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of class-level average net assets as noted in the table below. This reimbursement will remain in place through April 30, 2021. Some expenses, for example the compensation of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement
Class A	1.00%	$18,304
Class M	1.00%	9,799
Class C	1.75%	10,973
Global Credit	.75%	141,507
Class I	.75%	5,360
Class Z	.66%	11,721
		$197,664

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested U.S. dollar cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $620.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $198 and a portion of class-level operating expenses as follows:

Amount
Class A	$1,432
Class M	679
Class C	886
Global Credit	11,747
Class I	441
Class Z	853
$16,038

In addition, during the period, the investment adviser or an affiliate reimbursed the Fund $2,450 for an operational error which is included in the accompanying Statement of Operations.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended December 31, 2019	Year ended December 31, 2018(a)
Distributions to shareholders
Class A	$148,329	$80,759
Class M	64,048	37,547
Class C	53,188	28,370
Global Credit	1,967,184	705,880
Class I	114,214	28,343
Class Z	114,101	1,152
Total	$2,461,064	$882,051
Tax return of capital
Class A	$4,236	$15,068
Class M	1,829	7,006
Class C	1,519	5,293
Global Credit	56,180	131,706
Class I	3,262	5,288
Class Z	3,259	215
Total	$70,285	$164,576

 (a) Distributions for Class Z are for the period October 2, 2018 (commencement of sale of shares) to December 31, 2018.

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended December 31, 2019	Year ended December 31, 2018(a)	Year ended December 31, 2019	Year ended December 31, 2018(a)
Class A
Shares sold	121,998	40,118	$1,163,702	$360,692
Reinvestment of distributions	15,847	10,803	151,649	95,375
Shares redeemed	(84,583)	(80,872)	(788,079)	(722,084)
Net increase (decrease)	53,262	(29,951)	$527,272	$(266,017)
Class M
Shares sold	8,634	15,128	$81,146	$135,904
Reinvestment of distributions	6,845	5,039	65,487	44,483
Shares redeemed	(15,494)	(52,325)	(142,972)	(467,585)
Net increase (decrease)	(15)	(32,158)	$3,661	$(287,198)
Class C
Shares sold	20,713	39,154	$196,377	$347,788
Reinvestment of distributions	5,694	3,812	54,696	33,647
Shares redeemed	(72,019)	(58,062)	(660,702)	(518,694)
Net increase (decrease)	(45,612)	(15,096)	$(409,629)	$(137,259)
Global Credit
Shares sold	3,870,777	1,077,080	$36,526,252	$9,666,484
Reinvestment of distributions	202,789	92,424	1,944,580	815,929
Shares redeemed	(1,123,171)	(1,228,512)	(10,593,060)	(10,947,198)
Net increase (decrease)	2,950,395	(59,008)	$27,877,772	$(464,785)
Class I
Shares sold	314,953	18,185	$3,016,982	$163,537
Reinvestment of distributions	11,928	3,471	114,591	30,633
Shares redeemed	(23,667)	(21,415)	(217,471)	(191,675)
Net increase (decrease)	303,214	241	$2,914,102	$2,495
Class Z
Shares sold	734,301	11,302	$6,847,143	$100,801
Reinvestment of distributions	9,726	157	93,290	1,367
Shares redeemed	(442,982)	–	(4,281,652)	–
Net increase (decrease)	301,045	11,459	$2,658,781	$102,168

 (a) Share transactions for Class Z are for the period October 2, 2018 (commencement of sale of shares) to December 31, 2018

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 15% of the total outstanding shares of the Fund. In addition, at the end of the period, Strategic Advisers Fidelity Core Income Fund was the owner of record of approximately 20% of the total outstanding shares of the Fund.

Effective January 1, 2020, following any required regulatory notices and approvals:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

Broker-dealer Fidelity Distributors Corporation merged with and into Fidelity Investments Institutional Services Company, Inc. ("FIISC"). FIISC was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Distributors Company LLC".

Fidelity Investments Institutional Operations Company, Inc. (FIIOC) converted from a Massachusetts corporation to a Massachusetts LLC, and changed its name to "Fidelity Investments Institutional Operations Company LLC".

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity School Street Trust and Shareholders of Fidelity Global Credit Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Global Credit Fund (one of the funds constituting Fidelity School Street Trust, referred to hereafter as the “Fund”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statement of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 18, 2020

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 277 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the Investment Company Act of 1940 (1940 Act)) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Arthur E. Johnson serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds. Ms. McAuliffe previously served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company). Earlier roles at FIL included Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo. Ms. McAuliffe also was the Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe is also a director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement in April 2012, Ms. Acton was Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011), and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board of Directors and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Previously, Ms. Acton served as a Member of the Advisory Board of certain Fidelity® funds (2013-2016).

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Trustee

General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). She is the President of First to Four LLC (leadership and mentoring services, 2012-present). She also serves as a member of the Board of Directors and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor, and aerospace systems, 2013-present), Board of Directors and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and Board of Directors of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a Member of the Advisory Board of certain Fidelity® funds (2018), a member of the Board of Directors and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board of Directors, Chair of the Nomination and Governance Committee and member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Board of Directors of the Army Historical Foundation (2015-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present) and a member of the Board of Trustees of Florida Institute of Technology (2015-present) and ThanksUSA (military family education non-profit, 2014-present).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. He serves on the board of directors for Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-present) and K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as interim president of Michigan State University (2018-2019), a Member of the Advisory Board of certain Fidelity® funds (2014-2016), president of the Business Roundtable (2011-2017), a trustee of The Munder Funds (2003-2014), president and CEO of the National Association of Manufacturers (2004-2011), member of the Board of Trustees of the Annie E. Casey Foundation (2004-2015), and as governor of Michigan (1991-2003). He is a past chairman of the National Governors Association.

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Mr. Gartland is Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-present). Previously, Mr. Gartland served as a partner and investor of Vietnam Partners LLC (investments and consulting, 2008-2011). Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007), and Chase Manhattan Bank (1975-1978).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation plc (diversified power management, 2009-present) and Booz Allen Hamilton (management consulting, 2011-present). Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson previously served as Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds and on the Board of Directors of IKON Office Solutions, Inc. (1999-2008), AGL Resources, Inc. (holding company, 2002-2016), and Delta Airlines (2005-2007). Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Vice Chairman of the Independent Trustees

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Before joining Credit Suisse, he was an Executive Vice President and Chief Investment Officer for Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager and Research Analyst, and Mr. Kenneally was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company (pipeline and tanker operations). Ms. Knowles currently serves as a Director and Chairman of the Audit Committee of McKesson Corporation (healthcare service, since 2002). Ms. Knowles is a member of the Board of the Santa Catalina Island Company (real estate, 2009-present). Ms. Knowles is a Member of the Investment Company Institute Board of Governors and a Member of the Governing Council of the Independent Directors Council (2014-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007), URS Corporation (engineering and construction, 2000-2003) and America West (airline, 1999-2002). Ms. Knowles previously served as Chairman (2015-2018) and Vice Chairman (2012-2015) of the Independent Trustees of certain Fidelity® funds.

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Mr. Murray is Vice Chairman (2013-present) of Meijer, Inc. (regional retail chain). Previously, Mr. Murray served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Chief Executive Officer (2013-2016) and President (2006-2013) of Meijer, Inc. Mr. Murray serves as a member of the Board of Directors and Nuclear Review and Public Policy and Responsibility Committees of DTE Energy Company (diversified energy company, 2009-present). Mr. Murray also serves as a member of the Board of Directors of Spectrum Health (not-for-profit health system, 2015-present). Mr. Murray previously served as President of Grand Valley State University (2001-2006), Treasurer for the State of Michigan (1999-2001), Vice President of Finance and Administration for Michigan State University (1998-1999), and a member of the Board of Directors and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray is also a director or trustee of many community and professional organizations.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John B. McGinty, Jr. (1962)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. McGinty also serves as Chief Compliance Officer of other funds. Mr. McGinty is Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2016-present). Mr. McGinty previously served as Vice President, Senior Attorney at Eaton Vance Management (investment management firm, 2015-2016), and prior to Eaton Vance as global CCO for all firm operations and registered investment companies at GMO LLC (investment management firm, 2009-2015). Before joining GMO LLC, Mr. McGinty served as Senior Vice President, Deputy General Counsel for Fidelity Investments (2007-2009).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2015

Assistant Secretary

Mr. Pogorelec also serves as Assistant Secretary of other funds. Mr. Pogorelec serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2006-present).

Nancy D. Prior (1967)

Year of Election or Appointment: 2014

Vice President

Ms. Prior also serves as Vice President of other funds. Ms. Prior serves as President of Fixed Income (2014-present), and is an employee of Fidelity Investments (2002-present). Previously, Ms. Prior served as President (2016-2019) and Director (2014-2019) of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm), Vice President of Global Asset Allocation Funds (2017-2019); Vice Chairman of FIAM LLC (investment adviser firm, 2014-2018), a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-2018), President Multi-Asset Class Strategies of FMR's Global Asset Allocation Division (2017-2018), Vice President of Fidelity's Money Market Funds (2012-2014), and President, Money Market and Short Duration Bond Group of Fidelity Management & Research Company (FMR) (investment adviser firm, 2013-2014).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2019 to December 31, 2019).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Expenses Paid During Period-B July 1, 2019 to December 31, 2019
Class A	1.00%
Actual		$1,000.00	$1,044.40	$5.15
Hypothetical-C		$1,000.00	$1,020.16	$5.09
Class M	1.00%
Actual		$1,000.00	$1,044.40	$5.15
Hypothetical-C		$1,000.00	$1,020.16	$5.09
Class C	1.75%
Actual		$1,000.00	$1,039.80	$9.00
Hypothetical-C		$1,000.00	$1,016.38	$8.89
Global Credit	.75%
Actual		$1,000.00	$1,046.30	$3.87
Hypothetical-C		$1,000.00	$1,021.42	$3.82
Class I	.75%
Actual		$1,000.00	$1,046.30	$3.87
Hypothetical-C		$1,000.00	$1,021.42	$3.82
Class Z	.66%
Actual		$1,000.00	$1,046.20	$3.40
Hypothetical-C		$1,000.00	$1,021.88	$3.36

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The fund designates $589,556 of distributions paid during the period January 1, 2019 to December 31, 2019 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund will notify shareholders in January 2020 of amounts for use in preparing 2019 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Global Credit Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established four standing committees (Committees) — Operations, Audit, Fair Valuation, and Governance and Nominating — each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of the fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its September 2019 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services provided by and the profits realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Approval of Amended and Restated Advisory Contracts.  At its September 2019 meeting, the Board also unanimously determined to approve an amended and restated management contract and sub-advisory agreements (Amended and Restated Contracts) in connection with an upcoming consolidation of certain of Fidelity's advisory businesses. The Board considered that, on or about January 1, 2020, Fidelity Investments Money Management, Inc. (FIMM) and FMR Co., Inc. (FMRC) expect to merge with and into FMR and, after the merger, FMR expects to redomicile as a Delaware limited liability company. The Board also approved the termination of the sub-advisory agreements with FIMM and FMRC upon the completion of the merger. The Board noted that references to FMR in the Amended and Restated Contracts would be updated to reflect FMR's new form of organization and domicile and domicile and considered that the definition of "group assets" for purposes of the fund's group fee would be modified to avoid double-counting assets once the reorganization is complete. The Board also noted Fidelity's assurance that neither the planned consolidation nor the Amended and Restated Contracts will change the investment processes, the level or nature of services provided, the resources and personnel allocated, trading and compliance operations, or any fees or expenses paid by the fund.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds with innovative structures, strategies and pricing and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) reducing management fees and total expenses for certain target date funds and index funds; (vii) lowering expense caps for certain existing funds and classes, and converting certain voluntary expense caps to contractual caps, to reduce expenses borne by shareholders; (viii) rationalizing product lines and gaining increased efficiencies from fund mergers, liquidations, and share class consolidations; (ix) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (x) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and a peer group of funds with similar objectives (peer group), if any. In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for such underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and on net performance (after fees and expenses) compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; expectations for interest rate levels and credit conditions; issuer-specific information including credit quality; the potential for incremental return versus the fund's benchmark index weighed against the risks involved in obtaining that incremental return, including the risk of diminished or negative total returns; and fund cash flows and other factors. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and was considered by the Board.

Fidelity Global Credit Fund

The Board noted that the fund's management fee rate ranked equal to the median of its Total Mapped Group and below the median of its ASPG for 2018.

The Board noted that it and the boards of other Fidelity funds formed an ad hoc Committee on Group Fee, which meets periodically, to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class M, Class Z, and the retail class ranked below the competitive median for 2018, and the total expense ratio of each of Class C and Class I ranked above the competitive median for 2018. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class C was above the competitive median primarily because of its 1.00% 12b-1 fee. The Board noted that, when compared with competitor funds that charge a 1.00% 12b-1 fee, the total expense ratio of Class C is at median. The Board noted that the total expense ratio of Class I was above the competitive median due to higher expenses as a result of low asset levels. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

The Board further considered that FMR has contractually agreed to reimburse Class A, Class M, Class C, Class I, Class Z, and the retail class of the fund to the extent that total operating expenses (with certain exceptions), as a percentage of their respective average net assets, exceed 1.00%, 1.00%, 1.75%, 0.75%, 0.66%, and 0.75% through April 30, 2020.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.

PricewaterhouseCoopers LLP (PwC), auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the fund's business. The Board noted that changes to fall-out benefits year-over-year reflect business developments at Fidelity's various businesses. The Board considered that a joint ad hoc committee created by it and the boards of other Fidelity funds had recently been established, and meets periodically, to evaluate potential fall-out benefits. The Board noted that the committee was expected to, among other things: (i) discuss the legal framework surrounding potential fall-out benefits; (ii) review the Board's responsibilities and approach to potential fall-out benefits; and (iii) review practices employed by competitor funds regarding the review of potential fall-out benefits. The Board noted that it would consider the committee's findings in connection with future consideration of contract renewals.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total "group assets" increase, and for higher group fee rates as total "group assets" decrease ("group assets" as defined in the management contract). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as "group assets" increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, the allocation of various costs to different funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, including its effects on fund profitability, the rationale for the compensation structure, and the extent to which current market conditions have affected retention and recruitment; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds and the treatment of such compensation within Fidelity's fund profitability methodology; (v) the practices of certain sub-advisers regarding their receipt of research from broker-dealers that execute the funds' portfolio transactions; (vi) the terms of Fidelity's voluntary expense limitation agreements; (vii) the methodology with respect to competitive fund data and peer group classifications; (viii) Fidelity's transfer agent fee, expense, and service structures for different funds and classes relative to competitive trends, and the impact of the increased use of omnibus accounts; (ix) new developments in the retail and institutional marketplaces and the competitive positioning of the funds relative to other investment products and services; (x) the impact on fund profitability of recent changes in total net assets for Fidelity's money market funds, anticipated changes to the competitive landscape for money market funds, and the level of investor comfort with gates, fees, and floating NAVs; (xi) the funds' share class structures and distribution channels; and (xii) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends and methodologies for total expense competitive comparisons, and actions that might be taken by Fidelity to reduce total expense ratios for certain classes. In addition, the Board considered its discussions with Fidelity throughout the year regarding enhanced information security initiatives and the funds' fair valuation policies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that the fund's Advisory Contracts should be renewed and the fund's Amended and Restated Contracts should be approved.

GLB-ANN-0220
1.939061.107

Fidelity Advisor® Multi-Asset Income Fund

Annual Report

December 31, 2019

Includes Fidelity and Fidelity Advisor share classes

See the inside front cover for important information about access to your fund’s shareholder reports.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2020 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2019	Past 1 year	Life of fundA
Class A (incl. 4.00% sales charge)	17.93%	7.04%
Class M (incl. 4.00% sales charge)	17.93%	7.04%
Class C (incl. contingent deferred sales charge)	20.87%	7.25%
Fidelity® Multi-Asset Income Fund	23.14%	8.32%
Class I	23.14%	8.33%
Class Z	23.25%	8.35%

 A From September 9, 2015

 Class C shares' contingent deferred sales charges included in the past one year and life of fund total return figures are 1% and 0%, respectively.

 The initial offering of Class Z shares took place on October 2, 2018. Returns prior to October 2, 2018, are those of Class I.

 The initial offering of Fidelity® Multi-Asset Income Fund shares took place on March 28, 2018. Returns prior to March 28, 2018 are those of Class I.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Multi-Asset Income Fund - Class A on September 9, 2015, when the fund started, and the current 4.00% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg Barclays U.S. Aggregate Bond Index performed over the same period.

Period Ending Values
$13,410	Fidelity Advisor® Multi-Asset Income Fund - Class A
$11,543	Bloomberg Barclays U.S. Aggregate Bond Index

Management's Discussion of Fund Performance

Market Recap:  U.S. stocks continued to roll in 2019, with the S&P 500® index soaring 31.49% and marking history as the longest and strongest bull market ever, despite persistent, nagging concerns about global economic growth and trade. After a rough end to 2018, equities sharply reversed course amid upbeat company earnings and signs the Federal Reserve may pause on rates. The uptrend continued until May, when the index sunk as trade negotiations between the U.S. and China broke down. The bull market roared back to record a series of highs in July, when the Fed cut interest rates for the first time since 2008. Volatility intensified in August, as the Treasury yield curve inverted, which some investors viewed as a sign the U.S. economy could be heading for recession. But the market proved resilient, hitting a new high on October 30, when the Fed lowered rates for the third time in 2019, and moving even higher through year-end. By sector, information technology (+50%) led the way with its best calendar-year result in a decade. In contrast, energy (+12%) was by far the weakest group, struggling amid sluggish oil prices. In fixed income, U.S. taxable investment-grade bonds gained 8.72%, according to the Bloomberg Barclays U.S. Aggregate Bond Index. Within the index, yield-advantaged, credit-sensitive sectors led the way amid a supportive backdrop for riskier assets and resilient fundamentals. Corporate bonds exhibited broad strength, while government securities also fared well, especially long Treasuries.

Comments from Lead Portfolio Manager Adam Kramer:  For the year, the fund’s share classes (excluding sales charges, if applicable) gained roughly 22% to 23%, topping the 19.89% advance of the Composite index, a 50/50 blend of the S&P 500® index and the Bloomberg Barclays U.S. Aggregate Bond Index. Both security selection and asset allocation drove the fund’s outperformance of the Composite index in 2019, with the biggest boost coming from our decision to not own mortgage-backed securities and issue selection within the U.S. Treasuries/government debt segment. Positioning among investment-grade corporate bonds, a sizable underweighting, and non-Composite exposure to convertible securities also helped. The top individual relative contributors were non-benchmark positions in oil tanker companies Scorpio Tankers (+69%) and DHT Holdings (+86%), dividend-paying stocks that rose in anticipation of regulatory changes slated for 2020. Elsewhere, a sizable overweighting in 30-year Treasury bonds helped, as declining interest rates boosted their return in 2019. Conversely, security selection among equities and a sizable overweighting in bank loans hurt most versus the Composite index. The biggest individual detractors were five-year U.S. Treasury bonds that continued to appreciate after we eliminated them from the portfolio early in the year. Underexposure to social-media giant Facebook, which was not held at period end, also hurt, as the stock rallied sharply.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Five Holdings as of December 31, 2019

(by issuer, excluding cash equivalents)	% of fund's net assets
U.S. Treasury Obligations	17.3
Scorpio Tankers, Inc.	2.4
Apple, Inc.	1.9
Microsoft Corp.	1.7
Brazilian Federative Republic	1.7
25.0

Top Five Market Sectors as of December 31, 2019

% of fund's net assets
Energy	16.1
Information Technology	15.3
Financials	10.3
Consumer Discretionary	7.2
Communication Services	7.1

Quality Diversification (% of fund's net assets)

As of December 31, 2019
U.S. Government and U.S. Government Agency Obligations	17.3%
BBB	3.6%
BB	6.3%
B	10.2%
CCC,CC,C	3.0%
Equities	52.1%
Short-Term Investments and Net Other Assets	0.9%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of fund's net assets)

As of December 31, 2019*
Preferred Securities	1.6%
Corporate Bonds	21.3%
U.S. Government and U.S. Government Agency Obligations	17.3%
Foreign Government & Government Agency Obligations	1.7%
Bank Loan Obligations	5.1%
Stocks	52.1%
Short-Term Investments and Net Other Assets (Liabilities)	0.9%

 * Foreign investments - 25.6%

Schedule of Investments December 31, 2019

Showing Percentage of Net Assets

Corporate Bonds - 21.3%
	Principal Amount(a)	Value
Convertible Bonds - 9.3%
COMMUNICATION SERVICES - 2.2%
Diversified Telecommunication Services - 0.4%
Liberty Media Corp. 2.25% 9/30/46	$780,000	$448,883
Entertainment - 0.2%
Sea Ltd. 2.25% 7/1/23	129,000	275,315
Media - 1.6%
DISH Network Corp. 3.375% 8/15/26	731,000	703,149
GCI Liberty, Inc. 1.75% 9/30/46 (b)	415,000	571,248
Liberty Media Corp. 1.375% 10/15/23	638,000	858,493
		2,132,890
TOTAL COMMUNICATION SERVICES		2,857,088
CONSUMER DISCRETIONARY - 1.9%
Hotels, Restaurants & Leisure - 1.6%
Caesars Entertainment Corp. 5% 10/1/24	1,108,611	2,129,919
Internet & Direct Marketing Retail - 0.3%
MercadoLibre, Inc. 2% 8/15/28	222,000	330,883
TOTAL CONSUMER DISCRETIONARY		2,460,802
ENERGY - 0.1%
Oil, Gas & Consumable Fuels - 0.1%
Chesapeake Energy Corp. 5.5% 9/15/26	250,000	119,096
HEALTH CARE - 0.5%
Biotechnology - 0.5%
The Medicines Co. 3.5% 1/15/24	181,000	618,115
INDUSTRIALS - 0.3%
Construction & Engineering - 0.3%
Granite Construction, Inc. 2.75% 11/1/24 (b)	353,000	382,629
INFORMATION TECHNOLOGY - 3.2%
Electronic Equipment & Components - 0.1%
TTM Technologies, Inc. 1.75% 12/15/20	124,000	195,366
Semiconductors & Semiconductor Equipment - 1.7%
Microchip Technology, Inc.:
1.625% 2/15/25	125,000	268,906
1.625% 2/15/27	450,000	641,250
2.25% 2/15/37	223,000	323,928
Micron Technology, Inc. 3.125% 5/1/32	174,000	936,672
		2,170,756
Software - 1.4%
Coupa Software, Inc. 0.125% 6/15/25 (b)	508,000	600,640
DocuSign, Inc. 0.5% 9/15/23	245,000	304,213
Everbridge, Inc. 1.5% 11/1/22	115,000	270,355
LivePerson, Inc. 0.75% 3/1/24 (b)	586,000	701,996
		1,877,204
TOTAL INFORMATION TECHNOLOGY		4,243,326
MATERIALS - 0.3%
Metals & Mining - 0.3%
United States Steel Corp. 5% 11/1/26 (b)	361,000	401,105
UTILITIES - 0.8%
Independent Power and Renewable Electricity Producers - 0.8%
NRG Energy, Inc. 2.75% 6/1/48	879,000	996,566

TOTAL CONVERTIBLE BONDS		12,078,727

Nonconvertible Bonds - 12.0%
COMMUNICATION SERVICES - 1.1%
Entertainment - 0.4%
Viacom, Inc. 6.25% 2/28/57 (c)	395,000	438,055
Media - 0.7%
Altice Luxembourg SA 10.5% 5/15/27 (b)	430,000	490,222
Altice SA 7.625% 2/15/25 (b)	420,000	436,275
Charter Communications Operating LLC/Charter Communications Operating Capital Corp. 4.908% 7/23/25	5,000	5,504
Time Warner Cable, Inc. 6.55% 5/1/37	5,000	6,121
		938,122
Wireless Telecommunication Services - 0.0%
Sprint Communications, Inc. 7% 3/1/20 (b)	25,000	25,133
TOTAL COMMUNICATION SERVICES		1,401,310
CONSUMER STAPLES - 2.3%
Food & Staples Retailing - 0.1%
KeHE Distributors LLC / KeHE Finance Corp. 8.625% 10/15/26 (b)	205,000	214,738
Food Products - 2.2%
CF Industries Holdings, Inc.:
4.95% 6/1/43	1,635,000	1,704,488
5.375% 3/15/44	250,000	272,500
JBS Investments II GmbH 7% 1/15/26 (b)	385,000	418,815
JBS U.S.A. LLC/JBS U.S.A. Finance, Inc. 6.75% 2/15/28 (b)	385,000	425,429
		2,821,232
TOTAL CONSUMER STAPLES		3,035,970
ENERGY - 4.3%
Energy Equipment & Services - 0.3%
Nabors Industries, Inc. 5.5% 1/15/23	415,000	398,400
Oil, Gas & Consumable Fuels - 4.0%
Consolidated Energy Finance SA:
6.5% 5/15/26 (b)	285,000	267,188
6.875% 6/15/25 (b)	40,000	38,200
EQT Corp. 3.9% 10/1/27	910,000	851,154
MEG Energy Corp.:
6.375% 1/30/23 (b)	835,000	837,088
7% 3/31/24 (b)	1,220,000	1,227,625
Petroleos Mexicanos:
6.75% 9/21/47	14,000	14,123
7.69% 1/23/50 (b)	440,000	482,112
QEP Resources, Inc. 5.625% 3/1/26	325,000	316,956
Range Resources Corp. 4.875% 5/15/25	870,000	743,850
SM Energy Co. 6.625% 1/15/27	175,000	172,000
Teekay Corp. 9.25% 11/15/22 (b)	250,000	262,813
The Williams Companies, Inc. 5.75% 6/24/44	20,000	23,642
		5,236,751
TOTAL ENERGY		5,635,151
FINANCIALS - 1.0%
Banks - 0.0%
Royal Bank of Scotland Group PLC 6% 12/19/23	30,000	33,342
Capital Markets - 0.1%
Goldman Sachs Group, Inc. 5.15% 5/22/45	30,000	36,775
Morgan Stanley 5% 11/24/25	30,000	33,765
		70,540
Consumer Finance - 0.2%
Ally Financial, Inc. 8% 11/1/31	150,000	205,553
Diversified Financial Services - 0.7%
Financial & Risk U.S. Holdings, Inc. 8.25% 11/15/26 (b)	870,000	979,838
TOTAL FINANCIALS		1,289,273
HEALTH CARE - 0.0%
Health Care Providers & Services - 0.0%
CVS Health Corp.:
4.1% 3/25/25	5,000	5,363
4.3% 3/25/28	4,000	4,365
4.78% 3/25/38	2,000	2,267
5.05% 3/25/48	3,000	3,544
		15,539
INDUSTRIALS - 1.2%
Aerospace & Defense - 0.2%
Bombardier, Inc. 7.5% 12/1/24 (b)	305,000	320,442
Air Freight & Logistics - 0.5%
Aercap Global Aviation Trust 6.5% 6/15/45 (b)(c)	570,000	628,425
Road & Rail - 0.5%
Hertz Corp. 5.5% 10/15/24 (b)	230,000	235,750
Uber Technologies, Inc. 8% 11/1/26 (b)	385,000	401,363
		637,113
TOTAL INDUSTRIALS		1,585,980
INFORMATION TECHNOLOGY - 1.0%
Communications Equipment - 0.2%
SSL Robotics LLC 9.75% 12/31/23 (b)	225,000	244,688
IT Services - 0.8%
Banff Merger Sub, Inc. 9.75% 9/1/26 (b)	515,000	521,438
Rackspace Hosting, Inc. 8.625% 11/15/24 (b)	500,000	488,750
		1,010,188
TOTAL INFORMATION TECHNOLOGY		1,254,876
MATERIALS - 1.0%
Chemicals - 0.3%
The Chemours Co. LLC 5.375% 5/15/27	385,000	340,725
Metals & Mining - 0.7%
First Quantum Minerals Ltd.:
7.25% 4/1/23 (b)	355,000	367,603
7.5% 4/1/25 (b)	200,000	205,319
Infrabuild Australia Pty Ltd. 12% 10/1/24 (b)	365,000	376,235
		949,157
TOTAL MATERIALS		1,289,882
REAL ESTATE - 0.0%
Equity Real Estate Investment Trusts (REITs) - 0.0%
Omega Healthcare Investors, Inc. 4.5% 4/1/27	17,000	18,334
UTILITIES - 0.1%
Electric Utilities - 0.1%
Vistra Operations Co. LLC 5% 7/31/27 (b)	70,000	73,149
Independent Power and Renewable Electricity Producers - 0.0%
Dolphin Subsidiary II, Inc. 7.25% 10/15/21	14,000	14,700
TOTAL UTILITIES		87,849

TOTAL NONCONVERTIBLE BONDS		15,614,164

TOTAL CORPORATE BONDS
(Cost $25,286,968)		27,692,891

U.S. Government and Government Agency Obligations - 17.3%
U.S. Treasury Inflation-Protected Obligations - 1.7%
U.S. Treasury Inflation-Indexed Bonds 0.75% 2/15/45	21,857	22,685
U.S. Treasury Inflation-Indexed Notes:
0.375% 7/15/25	$1,573,526	$1,605,785
0.625% 1/15/26	606,508	625,186

TOTAL U.S. TREASURY INFLATION-PROTECTED OBLIGATIONS		2,253,656

U.S. Treasury Obligations - 15.6%
U.S. Treasury Bonds:
2.875% 5/15/49	3,371,000	3,715,138
3% 2/15/49	81,000	91,274
3.375% 11/15/48	7,228,000	8,711,624
U.S. Treasury Notes:
1.125% 4/30/20	4,200,000	4,192,781
1.625% 6/30/21	1,000,000	1,000,205
1.625% 8/15/29	1,013,000	986,076
1.75% 6/30/24	1,000,000	1,002,246
2% 12/31/21	99,000	99,762
2.125% 12/31/22	80,000	81,172
2.125% 3/31/24	99,000	100,754
2.625% 2/15/29	100,000	105,903
2.75% 2/28/25	110,000	115,577

TOTAL U.S. TREASURY OBLIGATIONS		20,202,512

TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS
(Cost $21,826,452)		22,456,168

Municipal Securities - 0.0%
Illinois Gen. Oblig. Series 2003, 5.1% 6/1/33
(Cost $14,056)	15,000	16,170

Foreign Government and Government Agency Obligations - 1.7%
Brazilian Federative Republic 10% 1/1/25
(Cost $2,097,103) BRL	7,595,000	2,170,342
	Shares	Value

Common Stocks - 49.8%
COMMUNICATION SERVICES - 3.6%
Diversified Telecommunication Services - 0.1%
Verizon Communications, Inc.	1,871	114,879
Entertainment - 0.3%
The Walt Disney Co.	2,356	340,748
Interactive Media & Services - 1.3%
Alphabet, Inc. Class A (d)	1,235	1,654,147
Media - 1.3%
CBS Corp. Class B	19,600	822,612
Gray Television, Inc. (d)	39,300	842,592
		1,665,204
Wireless Telecommunication Services - 0.6%
T-Mobile U.S., Inc. (d)	8,600	674,412
Vodafone Group PLC sponsored ADR	9,200	177,836
		852,248

TOTAL COMMUNICATION SERVICES		4,627,226

CONSUMER DISCRETIONARY - 2.4%
Hotels, Restaurants & Leisure - 0.9%
Marriott International, Inc. Class A	3,950	598,149
McDonald's Corp.	1,325	261,833
Penn National Gaming, Inc. (d)	12,900	329,724
Royal Caribbean Cruises Ltd.	82	10,948
		1,200,654
Household Durables - 0.6%
Sony Corp. sponsored ADR	10,700	727,600
Internet & Direct Marketing Retail - 0.1%
Pinduoduo, Inc. ADR (d)	4,100	155,062
Specialty Retail - 0.8%
Lowe's Companies, Inc.	8,104	970,535
TJX Companies, Inc.	195	11,907
		982,442
Textiles, Apparel & Luxury Goods - 0.0%
PVH Corp.	33	3,470

TOTAL CONSUMER DISCRETIONARY		3,069,228

CONSUMER STAPLES - 1.9%
Beverages - 0.3%
Diageo PLC	156	6,573
PepsiCo, Inc.	3,019	412,607
		419,180
Food & Staples Retailing - 0.8%
Alimentation Couche-Tard, Inc. Class B (sub. vtg.)	15,000	476,031
Kroger Co.	124	3,595
Walmart, Inc.	5,204	618,443
		1,098,069
Food Products - 0.8%
JBS SA	52,900	339,280
McCormick & Co., Inc. (non-vtg.)	11	1,867
Nestle SA sponsored ADR	5,850	633,321
		974,468
Personal Products - 0.0%
Unilever NV	155	8,896
Tobacco - 0.0%
Philip Morris International, Inc.	80	6,807

TOTAL CONSUMER STAPLES		2,507,420

ENERGY - 10.4%
Oil, Gas & Consumable Fuels - 10.4%
BP PLC sponsored ADR	51,300	1,936,062
Canadian Natural Resources Ltd. (e)	46,000	1,488,100
Chevron Corp.	124	14,943
ConocoPhillips Co.	21,712	1,411,931
DHT Holdings, Inc.	191,376	1,584,593
Diamond S Shipping, Inc. (d)	9,000	150,660
EOG Resources, Inc.	10,500	879,480
Frontline Ltd. (NY Shares) (e)	93,947	1,208,158
Phillips 66 Co.	2,335	260,142
Scorpio Tankers, Inc.	77,466	3,047,512
Ship Finance International Ltd. (NY Shares) (e)	63,800	927,652
Suncor Energy, Inc.	225	7,374
Valero Energy Corp.	5,578	522,380
		13,438,987
FINANCIALS - 7.7%
Banks - 6.6%
Bank of America Corp.	32,828	1,156,202
BB&T Corp.	14,767	831,677
BNP Paribas SA	11,900	707,313
Citigroup, Inc.	11,900	950,691
JPMorgan Chase & Co.	12,225	1,704,165
KBC Groep NV	9,800	737,168
M&T Bank Corp.	39	6,620
PNC Financial Services Group, Inc.	4,800	766,224
U.S. Bancorp	7,850	465,427
Wells Fargo & Co.	22,409	1,205,604
		8,531,091
Capital Markets - 0.3%
BM&F BOVESPA SA	39,200	418,730
Consumer Finance - 0.0%
Capital One Financial Corp.	41	4,219
Diversified Financial Services - 0.0%
Berkshire Hathaway, Inc. Class B (d)	27	6,116
Insurance - 0.8%
AXA SA	24,900	703,581
Chubb Ltd.	2,054	319,726
Marsh & McLennan Companies, Inc.	62	6,907
MetLife, Inc.	166	8,461
		1,038,675

TOTAL FINANCIALS		9,998,831

HEALTH CARE - 5.7%
Biotechnology - 0.9%
AbbVie, Inc.	7,277	644,306
Amgen, Inc.	2,436	587,247
		1,231,553
Health Care Equipment & Supplies - 0.0%
Becton, Dickinson & Co.	45	12,239
Health Care Providers & Services - 1.2%
Cigna Corp.	3,118	637,600
CVS Health Corp.	7,000	520,030
HCA Holdings, Inc.	2,550	376,916
UnitedHealth Group, Inc.	19	5,586
		1,540,132
Life Sciences Tools & Services - 0.3%
10X Genomics, Inc. (d)(e)	4,800	366,000
Pharmaceuticals - 3.3%
AstraZeneca PLC:
(United Kingdom)	76	7,607
sponsored ADR	7,300	363,978
Bristol-Myers Squibb Co.	11,566	742,422
Eli Lilly & Co.	3,905	513,234
Johnson & Johnson	4,175	609,007
Merck & Co., Inc.	4,100	372,895
Novartis AG sponsored ADR	3,900	369,291
Roche Holding AG:
(participation certificate)	32	10,400
sponsored ADR (d)	16,750	681,055
Sanofi SA sponsored ADR	12,578	631,416
		4,301,305

TOTAL HEALTH CARE		7,451,229

INDUSTRIALS - 4.3%
Aerospace & Defense - 0.9%
General Dynamics Corp.	21	3,703
Northrop Grumman Corp.	1,409	484,654
Raytheon Co.	3,100	681,194
United Technologies Corp.	71	10,633
		1,180,184
Air Freight & Logistics - 0.5%
Deutsche Post AG	17,700	675,238
Industrial Conglomerates - 1.0%
General Electric Co.	57,569	642,470
Honeywell International, Inc.	3,525	623,925
		1,266,395
Machinery - 1.1%
Fortive Corp.	9,200	702,788
Ingersoll-Rand PLC	4,932	655,561
		1,358,349
Professional Services - 0.0%
Equifax, Inc.	29	4,063
Road & Rail - 0.8%
Hertz Global Holdings, Inc. (d)	51,400	809,550
Norfolk Southern Corp.	1,265	245,574
		1,055,124

TOTAL INDUSTRIALS		5,539,353

INFORMATION TECHNOLOGY - 9.8%
Communications Equipment - 1.4%
Cisco Systems, Inc.	36,597	1,755,192
IT Services - 0.4%
Amdocs Ltd.	29	2,094
MasterCard, Inc. Class A	950	283,661
Paychex, Inc.	42	3,573
Visa, Inc. Class A	1,500	281,850
		571,178
Semiconductors & Semiconductor Equipment - 3.6%
Intel Corp.	7,600	454,860
Lam Research Corp.	800	233,920
Micron Technology, Inc. (d)	12,000	645,360
NVIDIA Corp.	4,075	958,848
NXP Semiconductors NV	9,358	1,190,899
Qualcomm, Inc.	12,961	1,143,549
		4,627,436
Software - 2.5%
CDK Global, Inc.	11,600	634,288
Microsoft Corp.	14,419	2,273,876
SS&C Technologies Holdings, Inc.	6,600	405,240
		3,313,404
Technology Hardware, Storage & Peripherals - 1.9%
Apple, Inc.	8,451	2,481,636

TOTAL INFORMATION TECHNOLOGY		12,748,846

MATERIALS - 2.8%
Chemicals - 0.2%
DowDuPont, Inc.	73	4,687
International Flavors & Fragrances, Inc.	13	1,677
The Chemours Co. LLC	13,900	251,451
		257,815
Containers & Packaging - 0.3%
Ardagh Group SA	19,427	380,381
Metals & Mining - 2.3%
BHP Billiton Ltd. sponsored ADR (e)	8,900	486,919
Franco-Nevada Corp.	8,900	919,026
Royal Gold, Inc.	4,700	574,575
Wheaton Precious Metals Corp.	36,000	1,071,226
		3,051,746

TOTAL MATERIALS		3,689,942

REAL ESTATE - 0.7%
Equity Real Estate Investment Trusts (REITs) - 0.7%
American Tower Corp.	66	15,168
Medical Properties Trust, Inc.	14,200	299,762
Weyerhaeuser Co.	20,000	604,000
		918,930
UTILITIES - 0.5%
Electric Utilities - 0.0%
Exelon Corp.	269	12,264
Independent Power and Renewable Electricity Producers - 0.5%
Vistra Energy Corp.	29,577	679,975
Multi-Utilities - 0.0%
Ameren Corp.	135	10,368

TOTAL UTILITIES		702,607

TOTAL COMMON STOCKS
(Cost $54,994,996)		64,692,599

Preferred Stocks - 2.3%
Convertible Preferred Stocks - 1.9%
ENERGY - 0.3%
Energy Equipment & Services - 0.3%
Nabors Industries Ltd. Series A, 6.00%	17,500	395,150
HEALTH CARE - 0.6%
Health Care Technology - 0.2%
Change Healthcare, Inc. 6.00%	4,000	240,200
Life Sciences Tools & Services - 0.4%
Avantor, Inc. Series A 6.25%	8,100	509,615
TOTAL HEALTH CARE		749,815
INFORMATION TECHNOLOGY - 0.6%
Semiconductors & Semiconductor Equipment - 0.6%
Broadcom, Inc. Series A 8.00%	725	853,245
REAL ESTATE - 0.4%
Equity Real Estate Investment Trusts (REITs) - 0.4%
Crown Castle International Corp. Series A, 6.875%	390	499,842

TOTAL CONVERTIBLE PREFERRED STOCKS		2,498,052

Nonconvertible Preferred Stocks - 0.4%
ENERGY - 0.2%
Oil, Gas & Consumable Fuels - 0.2%
Enbridge, Inc. Series L 5 year U.S. Treasury Index + 3.150% 4.959% (c)(f)	9,300	176,700
FINANCIALS - 0.2%
Diversified Financial Services - 0.2%
AXA Equitable Holdings, Inc. Series A 5.25% (d)	11,700	305,487

TOTAL NONCONVERTIBLE PREFERRED STOCKS		482,187

TOTAL PREFERRED STOCKS
(Cost $2,720,226)		2,980,239
	Principal Amount	Value

Bank Loan Obligations - 5.1%
COMMUNICATION SERVICES - 0.2%
Media - 0.2%
Cengage Learning, Inc. Tranche B, term loan 3 month U.S. LIBOR + 4.250% 6.0494% 6/7/23 (c)(f)(g)	263,865	251,332
CONSUMER DISCRETIONARY - 2.9%
Diversified Consumer Services - 1.8%
Spin Holdco, Inc. Tranche B, term loan 3 month U.S. LIBOR + 3.250% 5.2509% 11/14/22 (c)(f)(g)	1,963,350	1,944,070
WASH Multifamily Acquisition, Inc. Tranche B 1LN, term loan:
3 month U.S. LIBOR + 3.250% 5.0494% 5/14/22 (c)(f)(g)	278,550	272,282
3 month U.S. LIBOR + 3.250% 5.0494% 5/14/22 (c)(f)(g)	43,160	42,189
		2,258,541
Hotels, Restaurants & Leisure - 0.3%
Delta 2 SARL Tranche B, term loan 3 month U.S. LIBOR + 2.500% 4.2994% 2/1/24 (c)(f)(g)	415,000	416,428
Internet & Direct Marketing Retail - 0.8%
Bass Pro Shops LLC. Tranche B, term loan 3 month U.S. LIBOR + 5.000% 6.7994% 9/25/24 (c)(f)(g)	1,064,729	1,060,736

TOTAL CONSUMER DISCRETIONARY		3,735,705

ENERGY - 0.8%
Oil, Gas & Consumable Fuels - 0.8%
California Resources Corp. Tranche B, term loan 3 month U.S. LIBOR + 4.750% 6.5548% 12/31/22 (c)(f)(g)	805,000	717,456
Chesapeake Energy Corp. term loan 1 month U.S. LIBOR + 8.000% 9.9278% 6/9/24 (c)(f)(g)	265,000	272,507
		989,963
FINANCIALS - 0.4%
Diversified Financial Services - 0.4%
Financial & Risk U.S. Holdings, Inc. Tranche B, term loan 3 month U.S. LIBOR + 3.250% 5.0494% 10/1/25 (c)(f)(g)	584,971	589,943
INFORMATION TECHNOLOGY - 0.7%
IT Services - 0.4%
Web.com Group, Inc.:
2LN, term loan 3 month U.S. LIBOR + 7.750% 9.4949% 10/11/26 (c)(f)(g)	178,753	171,492
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 5.4949% 10/11/25 (c)(f)(g)	342,217	341,711
		513,203
Software - 0.3%
Landesk Group, Inc. term loan 3 month U.S. LIBOR + 4.250% 5.97% 1/20/24 (c)(f)(g)	257,787	257,465
Vertafore, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.250% 5.0494% 7/2/25 (c)(f)(g)	198,000	195,479
		452,944

TOTAL INFORMATION TECHNOLOGY		966,147

MATERIALS - 0.1%
Containers & Packaging - 0.1%
Flex Acquisition Co., Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.000% 5.0913% 12/29/23 (c)(f)(g)	149,033	147,606
TOTAL BANK LOAN OBLIGATIONS
(Cost $6,655,835)		6,680,696

Preferred Securities - 1.6%
FINANCIALS - 1.0%
Banks - 1.0%
Bank of America Corp. 5.125% (c)(h)	150,000	158,922
JPMorgan Chase & Co.:
5% (c)(h)	230,000	244,013
5.15% (c)(h)	135,000	142,240
Wachovia Capital Trust III 3 month U.S. LIBOR + 0.930% 5.5698% (c)(f)(h)	765,000	772,631
		1,317,806
INDUSTRIALS - 0.6%
Industrial Conglomerates - 0.3%
General Electric Co. 5% (c)(h)	345,000	338,715
Trading Companies & Distributors - 0.3%
AerCap Holdings NV 5.875% 10/10/79 (c)	395,000	428,138

TOTAL INDUSTRIALS		766,853

TOTAL PREFERRED SECURITIES
(Cost $1,957,083)		2,084,659
	Shares	Value

Money Market Funds - 2.3%
Fidelity Cash Central Fund 1.58% (i)	662,933	663,066
Fidelity Securities Lending Cash Central Fund 1.58% (i)(j)	2,291,077	2,291,306
TOTAL MONEY MARKET FUNDS
(Cost $2,954,371)		2,954,372
TOTAL INVESTMENT IN SECURITIES - 101.4%
(Cost $118,507,090)		131,728,136
NET OTHER ASSETS (LIABILITIES) - (1.4)%		(1,772,555)
NET ASSETS - 100%		$129,955,581

Currency Abbreviations

BRL – Brazilian real

Legend

 (a) Amount is stated in United States dollars unless otherwise noted.

 (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $12,626,256 or 9.7% of net assets.

 (c) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (d) Non-income producing

 (e) Security or a portion of the security is on loan at period end.

 (f) Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.

 (g) Remaining maturities of bank loan obligations may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty.

 (h) Security is perpetual in nature with no stated maturity date.

 (i) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (j) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$20,157
Fidelity Securities Lending Cash Central Fund	3,388
Total	$23,545

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2019, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$4,627,226	$4,627,226	$--	$--
Consumer Discretionary	3,069,228	3,069,228	--	--
Consumer Staples	2,507,420	2,491,951	15,469	--
Energy	14,010,837	13,615,687	395,150	--
Financials	10,304,318	8,893,424	1,410,894	--
Health Care	8,201,044	7,433,222	767,822	--
Industrials	5,539,353	5,539,353	--	--
Information Technology	13,602,091	13,602,091	--	--
Materials	3,689,942	3,689,942	--	--
Real Estate	1,418,772	918,930	499,842	--
Utilities	702,607	702,607	--	--
Corporate Bonds	27,692,891	--	27,692,891	--
U.S. Government and Government Agency Obligations	22,456,168	--	22,456,168	--
Municipal Securities	16,170	--	16,170	--
Foreign Government and Government Agency Obligations	2,170,342	--	2,170,342	--
Bank Loan Obligations	6,680,696	--	6,680,696	--
Preferred Securities	2,084,659	--	2,084,659	--
Money Market Funds	2,954,372	2,954,372	--	--
Total Investments in Securities:	$131,728,136	$67,538,033	$64,190,103	$--

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	74.4%
Canada	5.4%
Marshall Islands	3.9%
Brazil	2.3%
Bermuda	1.9%
United Kingdom	1.9%
France	1.6%
Switzerland	1.6%
Luxembourg	1.5%
Netherlands	1.2%
Others (Individually Less Than 1%)	4.3%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		December 31, 2019
Assets
Investment in securities, at value (including securities loaned of $2,250,814) — See accompanying schedule: Unaffiliated issuers (cost $115,552,719)	$128,773,764
Fidelity Central Funds (cost $2,954,371)	2,954,372
Total Investment in Securities (cost $118,507,090)		$131,728,136
Cash		52,898
Foreign currency held at value (cost $156)		158
Receivable for investments sold		222,799
Receivable for fund shares sold		720,614
Dividends receivable		50,000
Interest receivable		476,833
Distributions receivable from Fidelity Central Funds		1,828
Prepaid expenses		103
Other receivables		2,239
Total assets		133,255,608
Liabilities
Payable for investments purchased	$756,611
Payable for fund shares redeemed	90,106
Distributions payable	5,947
Accrued management fee	60,706
Distribution and service plan fees payable	10,532
Other affiliated payables	15,373
Other payables and accrued expenses	69,427
Collateral on securities loaned	2,291,325
Total liabilities		3,300,027
Net Assets		$129,955,581
Net Assets consist of:
Paid in capital		$117,027,861
Total accumulated earnings (loss)		12,927,720
Net Assets		$129,955,581
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($23,437,923 ÷ 2,000,269 shares)(a)		$11.72
Maximum offering price per share (100/96.00 of $11.72)		$12.21
Class M:
Net Asset Value and redemption price per share ($9,718,970 ÷ 829,403 shares)(a)		$11.72
Maximum offering price per share (100/96.00 of $11.72)		$12.21
Class C:
Net Asset Value and offering price per share ($4,634,270 ÷ 396,013 shares)(a)		$11.70
Fidelity Multi-Asset Income Fund:
Net Asset Value, offering price and redemption price per share ($60,534,192 ÷ 5,163,477 shares)		$11.72
Class I:
Net Asset Value, offering price and redemption price per share ($26,506,736 ÷ 2,261,751 shares)		$11.72
Class Z:
Net Asset Value, offering price and redemption price per share ($5,123,490 ÷ 437,040 shares)		$11.72

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2019
Investment Income
Dividends		$1,161,452
Interest		2,015,351
Income from Fidelity Central Funds (including $3,388 from security lending)		23,545
Total income		3,200,348
Expenses
Management fee	$466,937
Transfer agent fees	103,700
Distribution and service plan fees	111,844
Accounting and security lending fees	41,580
Custodian fees and expenses	27,945
Independent trustees' fees and expenses	307
Registration fees	106,949
Audit	86,347
Legal	2,809
Miscellaneous	374
Total expenses before reductions	948,792
Expense reductions	(128,694)
Total expenses after reductions		820,098
Net investment income (loss)		2,380,250
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	1,046,836
Fidelity Central Funds	(42)
Foreign currency transactions	(2,981)
Total net realized gain (loss)		1,043,813
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	13,296,281
Assets and liabilities in foreign currencies	350
Total change in net unrealized appreciation (depreciation)		13,296,631
Net gain (loss)		14,340,444
Net increase (decrease) in net assets resulting from operations		$16,720,694

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2019	Year ended December 31, 2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$2,380,250	$1,051,343
Net realized gain (loss)	1,043,813	(572,901)
Change in net unrealized appreciation (depreciation)	13,296,631	(2,191,825)
Net increase (decrease) in net assets resulting from operations	16,720,694	(1,713,383)
Distributions to shareholders	(2,492,864)	(1,284,010)
Share transactions - net increase (decrease)	62,899,753	6,963,706
Total increase (decrease) in net assets	77,127,583	3,966,313
Net Assets
Beginning of period	52,827,998	48,861,685
End of period	$129,955,581	$52,827,998

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Advisor Multi-Asset Income Fund Class A

Years ended December 31,	2019	2018	2017	2016	2015 A
Selected Per–Share Data
Net asset value, beginning of period	$9.81	$10.41	$10.14	$9.91	$10.00
Income from Investment Operations
Net investment income (loss)B	.293	.223	.243	.438C	.097
Net realized and unrealized gain (loss)	1.922	(.558)	.348	.584	(.060)
Total from investment operations	2.215	(.335)	.591	1.022	.037
Distributions from net investment income	(.298)	(.207)D	(.210)	(.439)	(.096)
Distributions from net realized gain	(.007)	(.058)D	(.069)	(.353)	(.031)
Tax return of capital	–	–	(.042)	–	–
Total distributions	(.305)	(.265)	(.321)	(.792)	(.127)
Net asset value, end of period	$11.72	$9.81	$10.41	$10.14	$9.91
Total ReturnE,F,G	22.84%	(3.25)%	5.94%	10.55%	.36%
Ratios to Average Net AssetsH,I
Expenses before reductions	1.26%	1.38%	1.38%	1.73%	2.10%J
Expenses net of fee waivers, if any	1.10%	1.10%	1.10%	1.10%	1.10%J
Expenses net of all reductions	1.09%	1.08%	1.09%	1.10%	1.10%J
Net investment income (loss)	2.69%	2.19%	2.38%	4.32%C	3.10%J
Supplemental Data
Net assets, end of period (000 omitted)	$23,438	$9,513	$10,443	$9,524	$6,284
Portfolio turnover rateK	298%	367%	299%	239%	71%L

 A For the period September 9, 2015 (commencement of operations) to December 31, 2015.

 B Calculated based on average shares outstanding during the period.

 C Net investment income per share reflects a large, non-recurring dividend which amounted to $.031 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 4.01%.

 D The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 E Total returns for periods of less than one year are not annualized.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Total returns do not include the effect of the sales charges.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 J Annualized

 K Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 L Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Multi-Asset Income Fund Class M

Years ended December 31,	2019	2018	2017	2016	2015 A
Selected Per–Share Data
Net asset value, beginning of period	$9.81	$10.41	$10.14	$9.91	$10.00
Income from Investment Operations
Net investment income (loss)B	.292	.223	.243	.439C	.097
Net realized and unrealized gain (loss)	1.923	(.558)	.348	.583	(.060)
Total from investment operations	2.215	(.335)	.591	1.022	.037
Distributions from net investment income	(.298)	(.207)D	(.210)	(.439)	(.096)
Distributions from net realized gain	(.007)	(.058)D	(.069)	(.353)	(.031)
Tax return of capital	–	–	(.042)	–	–
Total distributions	(.305)	(.265)	(.321)	(.792)	(.127)
Net asset value, end of period	$11.72	$9.81	$10.41	$10.14	$9.91
Total ReturnE,F,G	22.84%	(3.25)%	5.94%	10.55%	.36%
Ratios to Average Net AssetsH,I
Expenses before reductions	1.30%	1.40%	1.40%	1.75%	2.11%J
Expenses net of fee waivers, if any	1.10%	1.10%	1.10%	1.10%	1.10%J
Expenses net of all reductions	1.09%	1.08%	1.09%	1.10%	1.10%J
Net investment income (loss)	2.69%	2.19%	2.38%	4.32%C	3.10%J
Supplemental Data
Net assets, end of period (000 omitted)	$9,719	$7,441	$7,511	$7,171	$5,578
Portfolio turnover rateK	298%	367%	299%	239%	71%L

 A For the period September 9, 2015 (commencement of operations) to December 31, 2015.

 B Calculated based on average shares outstanding during the period.

 C Net investment income per share reflects a large, non-recurring dividend which amounted to $.031 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 4.01%.

 D The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 E Total returns for periods of less than one year are not annualized.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Total returns do not include the effect of the sales charges.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 J Annualized

 K Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 L Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Multi-Asset Income Fund Class C

Years ended December 31,	2019	2018	2017	2016	2015 A
Selected Per–Share Data
Net asset value, beginning of period	$9.80	$10.41	$10.14	$9.91	$10.00
Income from Investment Operations
Net investment income (loss)B	.210	.147	.166	.363C	.074
Net realized and unrealized gain (loss)	1.915	(.561)	.351	.583	(.059)
Total from investment operations	2.125	(.414)	.517	.946	.015
Distributions from net investment income	(.218)	(.138)D	(.148)	(.363)	(.074)
Distributions from net realized gain	(.007)	(.058)D	(.069)	(.353)	(.031)
Tax return of capital	–	–	(.030)	–	–
Total distributions	(.225)	(.196)	(.247)	(.716)	(.105)
Net asset value, end of period	$11.70	$9.80	$10.41	$10.14	$9.91
Total ReturnE,F,G	21.87%	(4.00)%	5.18%	9.74%	.14%
Ratios to Average Net AssetsH,I
Expenses before reductions	2.13%	2.14%	2.14%	2.50%	2.86%J
Expenses net of fee waivers, if any	1.85%	1.85%	1.85%	1.85%	1.85%J
Expenses net of all reductions	1.84%	1.83%	1.84%	1.85%	1.85%J
Net investment income (loss)	1.94%	1.44%	1.63%	3.57%C	2.35%J
Supplemental Data
Net assets, end of period (000 omitted)	$4,634	$8,003	$8,683	$7,162	$5,468
Portfolio turnover rateK	298%	367%	299%	239%	71%L

 A For the period September 9, 2015 (commencement of operations) to December 31, 2015.

 B Calculated based on average shares outstanding during the period.

 C Net investment income per share reflects a large, non-recurring dividend which amounted to $.031 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 3.26%.

 D The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 E Total returns for periods of less than one year are not annualized.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Total returns do not include the effect of the contingent deferred sales charge.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 J Annualized

 K Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 L Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Fidelity Multi-Asset Income Fund

Years ended December 31,	2019	2018 A
Selected Per–Share Data
Net asset value, beginning of period	$9.81	$10.00
Income from Investment Operations
Net investment income (loss)B	.322	.168
Net realized and unrealized gain (loss)	1.919	(.135)
Total from investment operations	2.241	.033
Distributions from net investment income	(.324)	(.165)C
Distributions from net realized gain	(.007)	(.058)C
Total distributions	(.331)	(.223)
Net asset value, end of period	$11.72	$9.81
Total ReturnD,E	23.14%	.30%
Ratios to Average Net AssetsF,G
Expenses before reductions	.94%	1.05%H
Expenses net of fee waivers, if any	.85%	.85%H
Expenses net of all reductions	.84%	.84%H
Net investment income (loss)	2.94%	2.17%H
Supplemental Data
Net assets, end of period (000 omitted)	$60,534	$5,819
Portfolio turnover rateI	298%	367%

 A For the period March 28, 2018 (commencement of sale of shares) to December 31, 2018.

 B Calculated based on average shares outstanding during the period.

 C The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Annualized

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Multi-Asset Income Fund Class I

Years ended December 31,	2019	2018	2017	2016	2015 A
Selected Per–Share Data
Net asset value, beginning of period	$9.81	$10.41	$10.14	$9.92	$10.00
Income from Investment Operations
Net investment income (loss)B	.319	.249	.268	.464C	.104
Net realized and unrealized gain (loss)	1.922	(.558)	.349	.573	(.050)
Total from investment operations	2.241	(.309)	.617	1.037	.054
Distributions from net investment income	(.324)	(.233)D	(.231)	(.464)	(.103)
Distributions from net realized gain	(.007)	(.058)D	(.069)	(.353)	(.031)
Tax return of capital	–	–	(.047)	–	–
Total distributions	(.331)	(.291)	(.347)	(.817)	(.134)
Net asset value, end of period	$11.72	$9.81	$10.41	$10.14	$9.92
Total ReturnE,F	23.14%	(3.01)%	6.20%	10.72%	.54%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.00%	1.08%	1.10%	1.47%	1.80%I
Expenses net of fee waivers, if any	.85%	.85%	.85%	.85%	.85%I
Expenses net of all reductions	.84%	.83%	.84%	.85%	.85%I
Net investment income (loss)	2.94%	2.44%	2.63%	4.57%C	3.35%I
Supplemental Data
Net assets, end of period (000 omitted)	$26,507	$21,904	$22,224	$20,092	$21,614
Portfolio turnover rateJ	298%	367%	299%	239%	71%K

 A For the period September 9, 2015 (commencement of operations) to December 31, 2015.

 B Calculated based on average shares outstanding during the period.

 C Net investment income per share reflects a large, non-recurring dividend which amounted to $.031 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 4.26%.

 D The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 E Total returns for periods of less than one year are not annualized.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Annualized

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 K Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor Multi-Asset Income Fund Class Z

Years ended December 31,	2019	2018 A
Selected Per–Share Data
Net asset value, beginning of period	$9.81	$10.37
Income from Investment Operations
Net investment income (loss)B	.335	.052
Net realized and unrealized gain (loss)	1.916	(.515)
Total from investment operations	2.251	(.463)
Distributions from net investment income	(.334)	(.039)C
Distributions from net realized gain	(.007)	(.058)C
Total distributions	(.341)	(.097)
Net asset value, end of period	$11.72	$9.81
Total ReturnD,E	23.25%	(4.46)%
Ratios to Average Net AssetsF,G
Expenses before reductions	.85%	.89%H
Expenses net of fee waivers, if any	.76%	.76%H
Expenses net of all reductions	.75%	.74%H
Net investment income (loss)	3.03%	2.04%H
Supplemental Data
Net assets, end of period (000 omitted)	$5,123	$148
Portfolio turnover rateI	298%	367%

 A For the period October 2, 2018 (commencement of sale of shares) to December 31, 2018.

 B Calculated based on average shares outstanding during the period.

 C The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Annualized

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2019

1. Organization.

Fidelity Advisor Multi-Asset Income Fund (the Fund) is a fund of Fidelity School Street Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Fidelity Multi-Asset Income Fund, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Effective March 1, 2019, Class C shares will automatically convert to Class A shares after a holding period of ten years from the initial date of purchase, with certain exceptions.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, bank loan obligations, foreign government and government agency obligations, municipal securities, preferred securities and U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. For foreign debt securities, when significant market or security specific events arise, valuations may be determined in good faith in accordance with procedures adopted by the Board. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. The Fund invests a significant portion of its assets in below investment grade securities. The value of these securities can be more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2019 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. The principal amount on inflation-indexed securities is periodically adjusted to the rate of inflation and interest is accrued based on the principal amount. The adjustments to principal due to inflation are reflected as increases or decreases to Interest in the accompanying Statement of Operations. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2019, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, contingent interest, certain conversion ratio adjustments, equity-debt classifications, partnerships and losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$13,209,149
Gross unrealized depreciation	(470,262)
Net unrealized appreciation (depreciation)	$12,738,887
Tax Cost	$118,989,249

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$29
Undistributed long-term capital gain	$186,950
Net unrealized appreciation (depreciation) on securities and other investments	$12,740,792

The tax character of distributions paid was as follows:

	December 31, 2019	December 31, 2018
Ordinary Income	$2,420,289	$ 978,141
Long-term Capital Gains	72,575	305,869
Total	$2,492,864	$ 1,284,010

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The Fund invests in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate the Fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment or participation. The Fund did not have any unfunded loan commitments, which are contractual obligations for future funding, at period end.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $257,055,589 and $199,827,659, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .10% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .55% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$42,596	$26,229
Class M	-%	.25%	21,279	14,874
Class C	.75%	.25%	47,969	20,627
			$111,844	$61,730

Sales Load. FDC may receive a front-end sales charge of up to 4.00% for selling Class A shares and Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$5,013
Class M	1,001
Class C(a)	329
$6,343

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$24,906.15
Class M	12,954.15
Class C	6,051.13
Fidelity Multi-Asset Income Fund	33,502.13
Class I	25,324.10
Class Z	963.05
	$103,700

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Prior to April 1, 2019, FSC had a separate agreement with the Fund for administration of the security lending program, based on the number and duration of lending transactions. For the period, the total fees paid for accounting and administration of securities lending were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Advisor Multi-Asset Income Fund	.05

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Advisor Multi-Asset Income Fund	$2,621

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $181 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. For equity securities, lending agents are used, including National Financial Services (NFS), an affiliate of the Fund. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of daily lending revenue, for its services as lending agent. The Fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Total fees paid by the Fund to NFS, as lending agent, amounted to $168. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. During the period, there were no securities loaned to NFS.

8. Expense Reductions.

The investment adviser contractually agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of class-level average net assets as noted in the table below. This reimbursement will remain in place through April 30, 2021. Some expenses, for example the compensation of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement
Class A	1.10%	$23,353
Class M	1.10%	14,643
Class C	1.85%	10,868
Fidelity Multi-Asset Income Fund	.85%	20,753
Class I	.85%	30,980
Class Z	.76%	1,618
		$102,215

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $9,185 for the period.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $257 and a portion of class-level operating expenses as follows:

Amount
Class A	$2,869
Class M	2,124
Class C	2,373
Fidelity Multi-Asset Income Fund	2,294
Class I	6,334
Class Z	43
$16,037

In addition, during the period, the investment adviser or an affiliate reimbursed the Fund $1,000 for an operational error which is included in the accompanying Statement of Operations.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended December 31, 2019	Year ended December 31, 2018(a)
Distributions to shareholders
Class A	$484,692	$264,409
Class M	239,374	191,413
Class C	96,304	157,555
Fidelity Multi-Asset Income Fund	830,980	68,751
Class I	779,405	600,501
Class Z	62,109	1,381
Total	$2,492,864	$1,284,010

 (a) Distributions for Fidelity Multi-Asset Income Fund are for the period March 28, 2018 (commencement of sale of shares) to December 31, 2018. Distributions for Class Z are for the period October 2, 2018 (commencement of sale of shares) to December 31, 2018.

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended December 31, 2019	Year ended December 31, 2018(a)	Year ended December 31, 2019	Year ended December 31, 2018(a)
Class A
Shares sold	1,197,919	119,686	$12,880,704	$1,223,027
Reinvestment of distributions	43,930	26,241	483,243	264,261
Shares redeemed	(211,606)	(178,964)	(2,308,683)	(1,790,397)
Net increase (decrease)	1,030,243	(33,037)	$11,055,264	$(303,109)
Class M
Shares sold	99,543	74,344	$1,088,187	$738,489
Reinvestment of distributions	21,169	18,263	231,710	183,865
Shares redeemed	(50,022)	(55,304)	(532,229)	(561,617)
Net increase (decrease)	70,690	37,303	$787,668	$360,737
Class C
Shares sold	188,683	57,671	$2,048,753	$586,512
Reinvestment of distributions	7,841	15,543	85,147	155,749
Shares redeemed	(617,423)	(90,586)	(6,449,266)	(938,179)
Net increase (decrease)	(420,899)	(17,372)	$(4,315,366)	$(195,918)
Fidelity Multi-Asset Income Fund
Shares sold	5,476,850	658,249	$60,319,919	$6,665,457
Reinvestment of distributions	70,630	6,629	785,818	65,822
Shares redeemed	(977,103)	(71,778)	(10,694,756)	(722,492)
Net increase (decrease)	4,570,377	593,100	$50,410,981	$6,008,787
Class I
Shares sold	1,146,358	405,246	$12,637,405	$4,092,145
Reinvestment of distributions	70,519	58,126	771,232	585,667
Shares redeemed	(1,187,977)	(364,622)	(13,061,963)	(3,738,778)
Net increase (decrease)	28,900	98,750	$346,674	$939,034
Class Z
Shares sold	472,158	14,940	$5,177,185	$153,237
Reinvestment of distributions	5,221	95	59,056	938
Shares redeemed	(55,374)	–	(621,709)	–
Net increase (decrease)	422,005	15,035	$4,614,532	$154,175

 (a) Share transactions for Fidelity Multi-Asset Income Fund are for the period March 28, 2018 (commencement of sale of shares) to December 31, 2018. Share transactions for Class Z are for the period October 2, 2018 (commencement of sale of shares) to December 31, 2018.

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 20% of the total outstanding shares of the Fund.

Effective January 1, 2020, following any required regulatory notices and approvals:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

Broker-dealer Fidelity Distributors Corporation merged with and into Fidelity Investments Institutional Services Company, Inc. ("FIISC"). FIISC was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Distributors Company LLC".

Fidelity Investments Institutional Operations Company, Inc. (FIIOC) converted from a Massachusetts corporation to a Massachusetts LLC, and changed its name to "Fidelity Investments Institutional Operations Company LLC".

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity School Street Trust and Shareholders of Fidelity Advisor Multi-Asset Income Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Advisor Multi-Asset Income Fund (one of the funds constituting Fidelity School Street Trust, referred to hereafter as the “Fund”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statement of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian, agent banks and brokers; when replies were not received from agent banks or brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 12, 2020

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 277 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the Investment Company Act of 1940 (1940 Act)) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Arthur E. Johnson serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds. Ms. McAuliffe previously served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company). Earlier roles at FIL included Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo. Ms. McAuliffe also was the Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe is also a director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement in April 2012, Ms. Acton was Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011), and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board of Directors and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Previously, Ms. Acton served as a Member of the Advisory Board of certain Fidelity® funds (2013-2016).

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Trustee

General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). She is the President of First to Four LLC (leadership and mentoring services, 2012-present). She also serves as a member of the Board of Directors and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor, and aerospace systems, 2013-present), Board of Directors and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and Board of Directors of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a Member of the Advisory Board of certain Fidelity® funds (2018), a member of the Board of Directors and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board of Directors, Chair of the Nomination and Governance Committee and member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Board of Directors of the Army Historical Foundation (2015-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present) and a member of the Board of Trustees of Florida Institute of Technology (2015-present) and ThanksUSA (military family education non-profit, 2014-present).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. He serves on the board of directors for Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-present) and K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as interim president of Michigan State University (2018-2019), a Member of the Advisory Board of certain Fidelity® funds (2014-2016), president of the Business Roundtable (2011-2017), a trustee of The Munder Funds (2003-2014), president and CEO of the National Association of Manufacturers (2004-2011), member of the Board of Trustees of the Annie E. Casey Foundation (2004-2015), and as governor of Michigan (1991-2003). He is a past chairman of the National Governors Association.

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Mr. Gartland is Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-present). Previously, Mr. Gartland served as a partner and investor of Vietnam Partners LLC (investments and consulting, 2008-2011). Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007), and Chase Manhattan Bank (1975-1978).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation plc (diversified power management, 2009-present) and Booz Allen Hamilton (management consulting, 2011-present). Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson previously served as Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds and on the Board of Directors of IKON Office Solutions, Inc. (1999-2008), AGL Resources, Inc. (holding company, 2002-2016), and Delta Airlines (2005-2007). Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Vice Chairman of the Independent Trustees

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Before joining Credit Suisse, he was an Executive Vice President and Chief Investment Officer for Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager and Research Analyst, and Mr. Kenneally was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company (pipeline and tanker operations). Ms. Knowles currently serves as a Director and Chairman of the Audit Committee of McKesson Corporation (healthcare service, since 2002). Ms. Knowles is a member of the Board of the Santa Catalina Island Company (real estate, 2009-present). Ms. Knowles is a Member of the Investment Company Institute Board of Governors and a Member of the Governing Council of the Independent Directors Council (2014-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007), URS Corporation (engineering and construction, 2000-2003) and America West (airline, 1999-2002). Ms. Knowles previously served as Chairman (2015-2018) and Vice Chairman (2012-2015) of the Independent Trustees of certain Fidelity® funds.

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Mr. Murray is Vice Chairman (2013-present) of Meijer, Inc. (regional retail chain). Previously, Mr. Murray served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Chief Executive Officer (2013-2016) and President (2006-2013) of Meijer, Inc. Mr. Murray serves as a member of the Board of Directors and Nuclear Review and Public Policy and Responsibility Committees of DTE Energy Company (diversified energy company, 2009-present). Mr. Murray also serves as a member of the Board of Directors of Spectrum Health (not-for-profit health system, 2015-present). Mr. Murray previously served as President of Grand Valley State University (2001-2006), Treasurer for the State of Michigan (1999-2001), Vice President of Finance and Administration for Michigan State University (1998-1999), and a member of the Board of Directors and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray is also a director or trustee of many community and professional organizations.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John B. McGinty, Jr. (1962)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. McGinty also serves as Chief Compliance Officer of other funds. Mr. McGinty is Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2016-present). Mr. McGinty previously served as Vice President, Senior Attorney at Eaton Vance Management (investment management firm, 2015-2016), and prior to Eaton Vance as global CCO for all firm operations and registered investment companies at GMO LLC (investment management firm, 2009-2015). Before joining GMO LLC, Mr. McGinty served as Senior Vice President, Deputy General Counsel for Fidelity Investments (2007-2009).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2015

Assistant Secretary

Mr. Pogorelec also serves as Assistant Secretary of other funds. Mr. Pogorelec serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2006-present).

Nancy D. Prior (1967)

Year of Election or Appointment: 2014

Vice President

Ms. Prior also serves as Vice President of other funds. Ms. Prior serves as President of Fixed Income (2014-present), and is an employee of Fidelity Investments (2002-present). Previously, Ms. Prior served as President (2016-2019) and Director (2014-2019) of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm), Vice President of Global Asset Allocation Funds (2017-2019); Vice Chairman of FIAM LLC (investment adviser firm, 2014-2018), a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-2018), President Multi-Asset Class Strategies of FMR's Global Asset Allocation Division (2017-2018), Vice President of Fidelity's Money Market Funds (2012-2014), and President, Money Market and Short Duration Bond Group of Fidelity Management & Research Company (FMR) (investment adviser firm, 2013-2014).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2019 to December 31, 2019).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Expenses Paid During Period-B July 1, 2019 to December 31, 2019
Class A	1.10%
Actual		$1,000.00	$1,088.80	$5.79
Hypothetical-C		$1,000.00	$1,019.66	$5.60
Class M	1.10%
Actual		$1,000.00	$1,088.80	$5.79
Hypothetical-C		$1,000.00	$1,019.66	$5.60
Class C	1.85%
Actual		$1,000.00	$1,083.90	$9.72
Hypothetical-C		$1,000.00	$1,015.88	$9.40
Fidelity Multi-Asset Income Fund	.85%
Actual		$1,000.00	$1,090.10	$4.48
Hypothetical-C		$1,000.00	$1,020.92	$4.33
Class I	.85%
Actual		$1,000.00	$1,090.10	$4.48
Hypothetical-C		$1,000.00	$1,020.92	$4.33
Class Z	.76%
Actual		$1,000.00	$1,090.60	$4.00
Hypothetical-C		$1,000.00	$1,021.37	$3.87

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Advisor Multi-Asset Income Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Fidelity Multi-Asset Income Fund
Class A	02/10/20	02/07/20	$0.017
Class M	02/10/20	02/07/20	$0.017
Class C	02/10/20	02/07/20	$0.017
Fidelity Multi-Asset Income Fund	02/10/20	02/07/20	$0.017
Class I	02/10/20	02/07/20	$0.017
Class Z	02/10/20	02/07/20	$0.017

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2019, $259,525, or, if subsequently determined to be different, the net capital gain of such year.

A total of 9.00% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $1,175,495 of distributions paid during the period January 1, 2019 to December 31, 2019 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

A percentage of the dividends distributed during the fiscal year qualify for the dividends–received deduction for corporate shareholders:

	Class A	Class M	Class C	Fidelity Multi-Asset Income	Class I	Class Z
January, 2019	25%	25%	40%	24%	22%	21%
February, 2019	25%	25%	33%	23%	23%	22%
March, 2019	34%	24%	13%	30%	22%	22%
April, 2019	25%	25%	34%	23%	23%	22%
May, 2019	25%	26%	33%	25%	24%	23%
June, 2019	26%	25%	34%	25%	23%	22%
July, 2019	26%	25%	37%	24%	25%	22%
August, 2019	25%	26%	35%	25%	22%	53%
September, 2019	26%	26%	36%	25%	24%	23%
October, 2019	27%	27%	38%	26%	21%	22%
November, 2019	26%	25%	34%	24%	24%	23%
December, 2019	24%	24%	39%	26%	22%	21%

A percentage of the dividends distributed during the fiscal year may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

	Class A	Class M	Class C	Fidelity Multi-Asset Income	Class I	Class Z
January, 2019	32%	31%	51%	31%	28%	27%
February, 2019	32%	32%	42%	29%	29%	28%
March, 2019	43%	30%	16%	37%	28%	28%
April, 2019	32%	32%	43%	29%	29%	28%
May, 2019	32%	32%	41%	32%	30%	30%
June, 2019	33%	32%	43%	32%	29%	28%
July, 2019	33%	32%	46%	30%	31%	28%
August, 2019	31%	33%	45%	32%	27%	67%
September, 2019	33%	33%	45%	31%	30%	29%
October, 2019	34%	34%	48%	32%	27%	28%
November, 2019	33%	32%	42%	31%	30%	29%
December, 2019	31%	31%	49%	34%	28%	27%

A percentage of the dividends distributed during the fiscal year qualify as a section 199A dividend:

	Class A	Class M	Class C	Fidelity Multi-Asset Income	Class I	Class Z
January, 2019	2.84%	2.83%	4.63%	2.80%	2.53%	2.42%
February, 2019	2.88%	2.87%	3.78%	2.63%	2.63%	2.52%
March, 2019	3.88%	2.74%	1.44%	3.39%	2.52%	2.47%
April, 2019	2.85%	2.88%	3.92%	2.63%	2.63%	2.53%
May, 2019	2.89%	2.93%	3.74%	2.84%	2.73%	2.66%
June, 2019	3.00%	2.85%	3.93%	2.92%	2.60%	2.52%
July, 2019	2.93%	2.90%	4.20%	2.72%	2.83%	2.51%
August, 2019	2.82%	2.95%	4.03%	2.91%	2.47%	6.11%
September, 2019	2.95%	2.95%	4.11%	2.83%	2.73%	2.64%
October, 2019	3.11%	3.05%	4.35%	2.93%	2.45%	2.49%
November, 2019	3.00%	2.90%	3.85%	2.79%	2.74%	2.65%
December, 2019	2.80%	2.80%	4.43%	3.03%	2.51%	2.45%

The fund will notify shareholders in January 2020 of amounts for use in preparing 2019 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Multi-Asset Income Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established four standing committees (Committees) — Operations, Audit, Fair Valuation, and Governance and Nominating — each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of the fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its September 2019 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services provided by and the profits realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Approval of Amended and Restated Advisory Contracts.  At its September 2019 meeting, the Board also unanimously determined to approve an amended and restated management contract and sub-advisory agreements (Amended and Restated Contracts) in connection with an upcoming consolidation of certain of Fidelity's advisory businesses. The Board considered that, on or about January 1, 2020, Fidelity Investments Money Management, Inc. (FIMM) and FMR Co., Inc. (FMRC) expect to merge with and into FMR and, after the merger, FMR expects to redomicile as a Delaware limited liability company. The Board also approved the termination of the sub-advisory agreements with FIMM and FMRC upon the completion of the merger. The Board noted that references to FMR in the Amended and Restated Contracts would be updated to reflect FMR's new form of organization and domicile and considered that the definition of "group assets" for purposes of the fund's group fee would be modified to avoid double-counting assets once the reorganization is complete. The Board also noted Fidelity's assurance that neither the planned consolidation nor the Amended and Restated Contracts will change the investment processes, the level or nature of services provided, the resources and personnel allocated, trading and compliance operations, or any fees paid by the fund.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds with innovative structures, strategies and pricing and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) reducing management fees and total expenses for certain target date funds and index funds; (vii) lowering expense caps for certain existing funds and classes, and converting certain voluntary expense caps to contractual caps, to reduce expenses borne by shareholders; (viii) rationalizing product lines and gaining increased efficiencies from fund mergers, liquidations, and share class consolidations; (ix) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (x) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against one or more appropriate securities market indices, including a customized blended index that reflects the respective weights of the fund's asset classes (each a benchmark index) and a peer group of funds with similar objectives (peer group), if any. In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for such underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and on net performance (after fees and expenses) compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; expectations for interest rate levels and credit conditions; issuer-specific information including credit quality; and fund cash flows and other factors. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one- and three-year periods.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and was considered by the Board.

Fidelity Advisor Multi-Asset Income Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2018.

The Board noted that it and the boards of other Fidelity funds formed an ad hoc Committee on Group Fee, which meets periodically, to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class M, and Class Z ranked below the competitive median for 2018, the total expense ratio of Class I ranked equal to the competitive median for 2018, and the total expense ratio of Class C ranked above the competitive median for 2018. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class C was above the competitive median primarily because of its 1.00% 12b-1 fee. The Board noted that, when compared with competitor funds that charge a 1.00% 12b-1 fee, the total expense ratio of Class C is below median. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

The Board further considered that FMR has contractually agreed to reimburse Class A, Class M, Class C, Class I, Class Z, and the retail class of the fund to the extent that total operating expenses (with certain exceptions), as a percentage of their respective average net assets, exceed 1.10%, 1.10%, 1.85%, 0.85%, 0.76%, and 0.85% through April 20, 2020.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.

PricewaterhouseCoopers LLP (PwC), auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board noted that changes to fall-out benefits year-over-year reflect business developments at Fidelity's various businesses. The Board considered that a joint ad hoc committee created by it and the boards of other Fidelity funds had recently been established, and meets periodically, to evaluate potential fall-out benefits. The Board noted that the committee was expected to, among other things: (i) discuss the legal framework surrounding potential fall-out benefits; (ii) review the Board's responsibilities and approach to potential fall-out benefits; and (iii) review practices employed by competitor funds regarding the review of potential fall-out benefits. The Board noted that it would consider the committee's findings in connection with future consideration of contract renewals.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total "group assets" increase, and for higher group fee rates as total "group assets" decrease ("group assets" as defined in the management contract). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as "group assets" increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, the allocation of various costs to different funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, including its effects on fund profitability, the rationale for the compensation structure, and the extent to which current market conditions have affected retention and recruitment; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds and the treatment of such compensation within Fidelity's fund profitability methodology; (v) the practices of certain sub-advisers regarding their receipt of research from broker-dealers that execute the funds' portfolio transactions; (vi) the terms of Fidelity's voluntary expense limitation agreements; (vii) the methodology with respect to competitive fund data and peer group classifications; (viii) Fidelity's transfer agent fee, expense, and service structures for different funds and classes relative to competitive trends, and the impact of the increased use of omnibus accounts; (ix) new developments in the retail and institutional marketplaces and the competitive positioning of the funds relative to other investment products and services; (x) the impact on fund profitability of recent changes in total net assets for Fidelity's money market funds, anticipated changes to the competitive landscape for money market funds, and the level of investor comfort with gates, fees, and floating NAVs; (xi) the funds' share class structures and distribution channels; and (xii) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends and methodologies for total expense competitive comparisons, and actions that might be taken by Fidelity to reduce total expense ratios for certain classes. In addition, the Board considered its discussions with Fidelity throughout the year regarding enhanced information security initiatives and the funds' fair valuation policies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that the fund's Advisory Contracts should be renewed and the fund's Amended and Restated Contracts should be approved.

AMAI-ANN-0220
1.9865887.104

Fidelity® Series International Credit Fund

Annual Report

December 31, 2019

See the inside front cover for important information about access to your fund’s shareholder reports.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2020 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2019	Past 1 year	Life of fundA
Fidelity® Series International Credit Fund	13.85%	5.84%

 A From July 25, 2017

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Series International Credit Fund on July 25, 2017, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg Barclays Global Aggregate Credit Ex U.S. Index Hedged (USD) performed over the same period.

Period Ending Values
$11,483	Fidelity® Series International Credit Fund
$11,294	Bloomberg Barclays Global Aggregate Credit Ex U.S. Index Hedged (USD)

Management's Discussion of Fund Performance

Market Recap:  Global taxable investment-grade bonds posted a robust gain for the 12 months ending December 31, 2019, amid fairly slow global economic growth, uncertain trade policy and the willingness of central banks, including the U.S. Federal Reserve, to ease policy rates. The Bloomberg Barclays Global Credit Index rose 11.02% for the year. In the big picture, yield-advantaged, credit-sensitive sectors led the way amid a supportive backdrop for riskier assets and resilient fundamentals. This generally benefited global credit. Lower-rated credits generally outperformed higher-rated securities in a risk-on environment. Within the index, the U.S., Canada, the United Kingdom and much of Europe each produced a double-digit gain. By sector, bonds of industrials firms outgained financial companies. Within industrials, bonds of global communications companies particularly stood out to the upside. Conversely, bonds issued by banking companies, one of the more conservative areas within financials, lagged the broader market. In the fourth quarter of 2019, global credit moderated to a degree because the global economy showed increased signs of stability in certain segments.

Comments from Co-Portfolio Managers Michael Foggin and Andrew Lewis:  For the year, the fund gained 13.85%, outpacing the 10.26% advance of the benchmark, the Bloomberg Barclays Global Aggregate Credit Ex US Index Hedged (USD), Outsized exposure to credit risk drove the fund's outperformance. From a regional perspective, overweighting eurozone and U.K. corporate securities added value; each outpaced comparable U.S. corporates, in which the fund remained underweighted. Among the fund's European holdings, Bayer, A.G. and Barclays stood out to the upside. An overweighting in European property companies, led partly by Grand City, also contributed. The managers' decision to increase exposure to Italian short-maturity sovereign debt and particular Italian corporate debt contributed as well. From a sector perspective, holdings among European corporate hybrid securities helped on a relative basis. Beyond the eurozone, investments in the bonds of Mexican oil producer Petroleos Mexicanos (PEMEX) aided the fund's results. Conversely, owning certain futures contracts used to provide the fund with a degree of protection against a potential sell-off in credit markets detracted from the fund's relative result.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of December 31, 2019
United Kingdom	17.0%
United States of America	14.0%
Luxembourg	11.4%
Netherlands	9.1%
Germany	7.7%
Denmark	7.4%
France	6.9%
Switzerland	6.8%
Canada	0.7%
Other	19.0%

Percentages are based on country or territory of incorporation and include the effect of futures contracts, options and swaps, as applicable. Foreign currency contracts and other assets and liabilities are included within United States of America, as applicable.

Quality Diversification (% of fund's net assets)

As of December 31, 2019
U.S. Government and U.S. Government Agency Obligations	2.4%
AA	1.9%
A	3.2%
BBB	61.4%
BB and Below	20.6%
Not Rated	8.9%
Short-Term Investments and Net Other Assets	1.6%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of fund's net assets)

As of December 31, 2019*,**
Corporate Bonds	64.1%
Government Obligations	6.8%
Preferred Securities	27.5%
Short-Term Investments and Net Other Assets (Liabilities)	1.6%

 * Futures and Swaps - 20.3%

 ** Foreign Currency Contracts - (72.4)%

Schedule of Investments December 31, 2019

Showing Percentage of Net Assets

Nonconvertible Bonds - 64.1%
		Principal Amount(a)	Value
Argentina - 0.8%
YPF SA 8.5% 3/23/21 (Reg. S)		$950,000	$940,500
Bailiwick of Jersey - 0.9%
Heathrow Funding Ltd. 7.125% 2/14/24	GBP	650,000	1,042,452
Denmark - 6.8%
Danske Bank A/S:
0.5% 8/27/25 (Reg. S) (b)	EUR	880,000	975,511
1.375% 5/24/22 (Reg. S)	EUR	450,000	517,581
5% 1/12/22 (c)		1,000,000	1,049,620
5.375% 1/12/24 (Reg. S)		1,250,000	1,371,723
Nykredit Realkredit A/S 4% 6/3/36 (Reg. S) (b)	EUR	2,762,000	3,252,361
Vestas Wind Systems A/S 2.75% 3/11/22 (Reg. S)	EUR	405,000	476,022

TOTAL DENMARK			7,642,818

Estonia - 0.3%
Luminor Bank A/S Estonia 1.375% 10/21/22 (Reg. S)	EUR	260,000	296,545
France - 5.5%
Ceetrus SA 2.75% 11/26/26 (Reg. S)	EUR	400,000	468,029
Iliad SA 0.625% 11/25/21 (Reg. S)	EUR	1,700,000	1,910,921
Lagardere S.C.A.:
1.625% 6/21/24 (Reg. S)	EUR	900,000	1,016,395
2.125% 10/16/26 (Reg. S)	EUR	1,800,000	2,001,535
2.75% 4/13/23 (Reg. S)	EUR	700,000	823,978

TOTAL FRANCE			6,220,858

Germany - 6.4%
Bayer AG 2.375% 4/2/75 (Reg. S) (b)	EUR	2,400,000	2,757,031
Deutsche Bank AG:
1.625% 2/12/21 (Reg. S)	EUR	3,100,000	3,518,848
4.296% 5/24/28 (b)		236,000	225,957
5% 6/24/20	EUR	250,000	286,473
TLG Immobilien AG 0.375% 9/23/22 (Reg. S)	EUR	400,000	450,354

TOTAL GERMANY			7,238,663

Ireland - 2.8%
AIB Group PLC 1.875% 11/19/29 (Reg. S) (b)	EUR	500,000	569,050
Bank Ireland Group PLC:
2.375% 10/14/29 (Reg. S) (b)	EUR	800,000	930,957
3.125% 9/19/27 (Reg. S) (b)	GBP	650,000	875,704
Cloverie PLC 4.5% 9/11/44 (Reg. S) (b)		702,000	733,590

TOTAL IRELAND			3,109,301

Italy - 1.3%
UniCredit SpA 6.572% 1/14/22 (c)		1,350,000	1,449,377
Luxembourg - 7.7%
Alpha Trains Finance SA 2.064% 6/30/30	EUR	802,000	943,657
Blackstone Property Partners Europe LP:
1.4% 7/6/22 (Reg. S)	EUR	360,000	413,630
1.75% 3/12/29 (Reg. S)	EUR	850,000	951,153
2% 2/15/24 (Reg. S)	EUR	400,000	471,093
2.2% 7/24/25 (Reg. S)	EUR	1,272,000	1,517,079
CK Hutchison Group Telecom Finance SA 1.125% 10/17/28 (Reg. S)	EUR	1,150,000	1,284,426
CPI Property Group SA 1.45% 4/14/22 (Reg. S)	EUR	1,540,000	1,769,524
Logicor Financing SARL 1.625% 7/15/27 (Reg. S)	EUR	1,010,000	1,146,179
Millicom International Cellular SA 6.625% 10/15/26 (c)		185,000	204,309

TOTAL LUXEMBOURG			8,701,050

Mexico - 3.7%
CEMEX S.A.B. de CV 3.125% 3/19/26 (Reg. S)	EUR	550,000	640,070
Gruma S.A.B. de CV 4.875% 12/1/24 (Reg. S)		465,000	502,927
Petroleos Mexicanos:
2.5% 11/24/22 (Reg. S)	EUR	100,000	116,517
3.625% 11/24/25 (Reg. S)	EUR	390,000	453,321
3.75% 2/21/24 (Reg. S)	EUR	2,050,000	2,448,952

TOTAL MEXICO			4,161,787

Netherlands - 2.2%
ABN AMRO Bank NV 4.4% 3/27/28 (Reg. S) (b)		400,000	416,140
Petrobras Global Finance BV 5.093% 1/15/30 (c)		439,000	469,511
Samvardhana Motherson Automotive Systems Group BV 1.8% 7/6/24 (Reg. S)	EUR	790,000	859,743
Teva Pharmaceutical Finance Netherlands III BV:
0.375% 7/25/20 (Reg. S)	EUR	305,452	341,363
4.5% 3/1/25	EUR	350,000	389,651

TOTAL NETHERLANDS			2,476,408

Sweden - 1.1%
Samhallsbyggnadsbolaget I Norden AB 1.75% 1/14/25 (Reg. S)	EUR	1,060,000	1,224,283
Switzerland - 6.0%
Credit Suisse Group AG:
5.75% 9/18/25 (Reg. S) (b)	EUR	800,000	931,011
6.5% 8/8/23 (Reg. S)		2,300,000	2,561,625
UBS AG 4.75% 2/12/26 (Reg. S) (b)	EUR	2,765,000	3,252,606

TOTAL SWITZERLAND			6,745,242

Turkey - 0.5%
Turkiye Garanti Bankasi A/S 6.25% 4/20/21 (Reg. S)		530,000	545,900
United Kingdom - 8.1%
Barclays PLC:
2% 2/7/28 (Reg. S) (b)	EUR	500,000	569,788
2.625% 11/11/25 (Reg. S) (b)	EUR	900,000	1,027,766
3.932% 5/7/25 (b)		200,000	210,076
CYBG PLC 3.125% 6/22/25 (Reg. S) (b)	GBP	295,000	392,555
Imperial Tobacco Finance PLC 3.5% 7/26/26 (c)		2,407,000	2,418,508
John Lewis PLC 6.125% 1/21/25	GBP	544,000	817,249
Marks & Spencer PLC 3.25% 7/10/27 (Reg. S)	GBP	750,000	985,313
National Express Group PLC 2.375% 11/20/28 (Reg. S)	GBP	290,000	385,016
Nationwide Building Society 3.622% 4/26/23 (b)(c)		355,000	365,014
Rolls-Royce PLC 3.375% 6/18/26	GBP	840,000	1,198,641
Travis Perkins PLC:
4.375% 9/15/21 (Reg. S)	GBP	150,000	205,644
4.5% 9/7/23 (Reg. S)	GBP	350,000	487,467

TOTAL UNITED KINGDOM			9,063,037

United States of America - 10.0%
Bayer U.S. Finance II LLC 4.25% 12/15/25 (c)		1,100,000	1,185,906
CEMEX Finance LLC 4.625% 6/15/24	EUR	445,000	519,903
Citigroup, Inc. 4.3% 11/20/26		192,000	208,833
Ford Motor Credit Co. LLC:
4.063% 11/1/24		280,000	285,563
5.584% 3/18/24		1,815,000	1,963,300
General Electric Co.:
0.375% 5/17/22	EUR	100,000	112,243
1.25% 5/26/23	EUR	125,000	143,797
Goldman Sachs Group, Inc. 4.25% 10/21/25		1,013,000	1,099,106
International Flavors & Fragrances, Inc. 1.8% 9/25/26	EUR	900,000	1,056,683
Morgan Stanley:
3.95% 4/23/27		362,000	387,966
4.35% 9/8/26		600,000	655,697
Reynolds American, Inc. 4.45% 6/12/25		2,957,000	3,181,274
Time Warner Cable, Inc. 4.5% 9/15/42		475,000	484,348

TOTAL UNITED STATES OF AMERICA			11,284,619

TOTAL NONCONVERTIBLE BONDS
(Cost $71,351,318)			72,142,840

U.S. Government and Government Agency Obligations - 2.4%
U.S. Treasury Obligations - 2.4%
U.S. Treasury Bonds:
2.5% 2/15/45 (d)(e)		$64,000	$65,219
3% 5/15/47 (d)(e)		318,000	356,852
5% 5/15/37		50,000	70,698
U.S. Treasury Notes:
1.25% 10/31/21 (d)		100,000	99,370
2.125% 11/30/24 (d)(e)(f)		1,500,000	1,529,173
2.125% 5/15/25 (d)(e)		375,000	382,344
2.625% 2/15/29		170,000	180,035
			2,683,691
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS
(Cost $2,546,400)			2,683,691

Foreign Government and Government Agency Obligations - 4.4%
Indonesia - 1.3%
Indonesian Republic 2.625% 6/14/23	EUR	$1,220,000	$1,471,110
Italy - 1.2%
Italian Republic 3.75% 5/1/21 (c)	EUR	1,150,000	1,356,826
United Kingdom - 1.9%
United Kingdom, Great Britain and Northern Ireland:
1.75% 9/7/37 (e)	GBP	758,000	1,084,571
1.75% 1/22/49(Reg. S)	GBP	335,000	486,740
4.25% 12/7/46	GBP	20,000	43,896
4.25% 12/7/49	GBP	158,000	359,929
4.75% 12/7/30	GBP	75,000	139,626

TOTAL UNITED KINGDOM			2,114,762

TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS
(Cost $4,819,215)			4,942,698

Preferred Securities - 27.5%
Australia - 0.6%
QBE Insurance Group Ltd. 5.25% (Reg. S) (b)(g)		700,000	724,944
Canada - 0.7%
Bank of Nova Scotia 4.65% (b)(g)		800,000	818,234
Denmark - 0.6%
Danske Bank A/S 5.875% (Reg. S) (b)(g)	EUR	220,000	267,504
ORSTED A/S 1.75% (Reg. S) (b)(g)	EUR	350,000	395,972

TOTAL DENMARK			663,476

France - 1.4%
Credit Agricole Assurances SA 4.25% (Reg. S) (b)(g)	EUR	600,000	788,176
Danone SA 1.75% (Reg. S) (b)(g)	EUR	700,000	814,011

TOTAL FRANCE			1,602,187

Germany - 1.3%
Bayer AG 2.375% 11/12/79 (Reg. S) (b)	EUR	1,300,000	1,483,005
Ireland - 0.4%
AIB Group PLC 5.25% (Reg. S) (b)(g)	EUR	350,000	430,696
Italy - 0.7%
Assicurazioni Generali SpA 6.416% (b)(g)	GBP	500,000	754,340
Luxembourg - 3.7%
CPI Property Group SA 4.375% (Reg. S) (b)(g)	EUR	650,000	764,432
Eurofins Scientific SA 2.875% (Reg. S) (b)(g)	EUR	480,000	530,109
Grand City Properties SA 3.75% (b)(g)	EUR	900,000	1,103,716
TLG Finance SARL 3.375% (Reg. S) (b)(g)	EUR	1,500,000	1,776,995

TOTAL LUXEMBOURG			4,175,252

Netherlands - 6.9%
AerCap Holdings NV 5.875% 10/10/79 (b)		1,050,000	1,138,088
Deutsche Annington Finance BV 4% (Reg. S) (b)(g)	EUR	300,000	360,595
Generali Finance BV 4.596% (Reg. S) (b)(g)	EUR	200,000	253,238
Stichting AK Rabobank Certificaten 6.5% (Reg. S) (g)	EUR	660,000	940,628
Telefonica Europe BV 2.625% (Reg. S) (b)(g)	EUR	500,000	587,166
Volkswagen International Finance NV:
2.5%(Reg. S) (b)(g)	EUR	1,395,000	1,637,232
2.7%(Reg. S) (b)(g)	EUR	1,500,000	1,746,203
3.75% (b)(g)	EUR	950,000	1,136,384

TOTAL NETHERLANDS			7,799,534

Spain - 1.5%
Banco Bilbao Vizcaya Argentaria SA:
5.875% (Reg. S) (b)(g)	EUR	600,000	735,300
6.75% (Reg. S) (b)(g)	EUR	800,000	911,238

TOTAL SPAIN			1,646,538

Sweden - 1.9%
Heimstaden Bostad AB 3.248% (Reg. S)(b)(g)	EUR	1,250,000	1,410,952
Samhallsbyggnadsbolaget I Norden AB 4.625% (Reg. S) (b)(g)	EUR	400,000	486,615
Skandinaviska Enskilda Banken AB 5.75% (Reg. S) (b)(g)		220,000	223,111

TOTAL SWEDEN			2,120,678

Switzerland - 0.8%
Credit Suisse Group AG 7.5% (Reg. S) (b)(g)		750,000	846,040
United Kingdom - 7.0%
Aviva PLC:
5.9021% (b)(g)	GBP	700,000	971,998
6.125% (b)(g)	GBP	1,900,000	2,806,880
Barclays Bank PLC 7.625% 11/21/22		1,430,000	1,619,244
HSBC Holdings PLC 5.25% (b)(g)	EUR	505,000	626,235
Lloyds Banking Group PLC 5.125% (b)(g)	GBP	840,000	1,160,744
Pennon Group PLC 2.875% (Reg. S) (b)(g)	GBP	550,000	741,288

TOTAL UNITED KINGDOM			7,926,389

TOTAL PREFERRED SECURITIES
(Cost $30,209,637)			30,991,313
		Shares	Value

Money Market Funds - 0.4%
Fidelity Cash Central Fund 1.58% (h)
(Cost $487,215)		487,118	487,215

Purchased Swaptions - 0.0%(i)
	Expiration Date	Notional Amount	Value
Put Options - 0.0%
Option with an exercise rate of 2.375% on a credit default swap with Goldman Sachs Bank USA to buy protection on the 5-Year iTraxx Europe Crossover Series 32 Index expiring December 2024, paying 5% quarterly.	1/15/20	EUR 16,050,000	$6,198
Option with an exercise rate of 2.375% on a credit default swap with Goldman Sachs Bank USA to buy protection on the 5-Year iTraxx Europe Crossover Series 32 Index expiring December 2024, paying 5% quarterly.	2/19/20	EUR 1,150,000	2,649

TOTAL PUT OPTIONS			8,847

TOTAL PURCHASED SWAPTIONS
(Cost $151,533)			8,847
TOTAL INVESTMENT IN SECURITIES - 98.8%
(Cost $109,565,318)			111,256,604
NET OTHER ASSETS (LIABILITIES) - 1.2%			1,351,507
NET ASSETS - 100%			$112,608,111

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Purchased
Bond Index Contracts
ASX 10 Year Treasury Bond Index Contracts (Australia)	8	March 2020	$802,567	$(16,419)	$(16,419)
Eurex Euro-Bobl Contracts (Germany)	13	March 2020	1,948,606	(6,639)	(6,639)
ICE Long Gilt Contracts (United Kingdom)	1	March 2020	174,026	(237)	(237)
TME 10 Year Canadian Note Contracts (Canada)	39	March 2020	4,129,005	(74,064)	(74,064)
TOTAL BOND INDEX CONTRACTS					(97,359)
Treasury Contracts
CBOT 2-Year U.S. Treasury Note Contracts (United States)	16	March 2020	3,448,000	(3,277)	(3,277)
CBOT 5-Year U.S. Treasury Note Contracts (United States)	23	March 2020	2,728,016	(11,066)	(11,066)
CBOT Long Term U.S. Treasury Bond Contracts (United States)	15	March 2020	2,338,594	(36,938)	(36,938)
CBOT Ultra 10-Year U.S. Treasury Note Contracts (United States)	35	March 2020	4,924,609	(54,030)	(54,030)
CBOT Ultra Long Term U.S. Treasury Bond Contracts (United States)	25	March 2020	4,541,406	(106,211)	(106,211)
TOTAL TREASURY CONTRACTS					(211,522)
TOTAL FUTURES CONTRACTS					$(308,881)

The notional amount of futures purchased as a percentage of Net Assets is 22.2%

For the period, the average monthly notional amount at value for futures contracts in the aggregate was $28,591,206.

Forward Foreign Currency Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation/(Depreciation)
EUR	70,000	USD	78,674	JPMorgan Chase Bank, N.A.	1/16/20	$(85)
USD	31,051,000	EUR	27,802,052	JPMorgan Chase Bank, N.A.	1/16/20	(160,584)
EUR	67,000	USD	74,428	Goldman Sachs Bank USA	1/17/20	794
USD	41,957	AUD	61,000	BNP Paribas SA	1/17/20	(865)
USD	71,676	CAD	94,000	BNP Paribas SA	1/17/20	(718)
USD	6,098	CAD	8,000	BNP Paribas SA	1/17/20	(64)
USD	34,799,329	EUR	31,240,000	Citibank, N.A.	1/17/20	(274,068)
USD	86,626	EUR	78,000	Royal Bank of Canada	1/17/20	(945)
USD	15,044,130	GBP	11,493,000	State Street Bank and Trust Co	1/17/20	(185,826)
TOTAL FORWARD FOREIGN CURRENCY CONTRACTS						$(622,361)
					Unrealized Appreciation	794
					Unrealized Depreciation	(623,155)

For the period, the average contract value for forward foreign currency contracts was $84,236,058. Contract value represents contract amount in United States dollars plus or minus unrealized appreciation or depreciation, respectively

Swaps

Underlying Reference	Maturity Date	Clearinghouse / Counterparty	Fixed Payment Received/(Paid)	Payment Frequency	Notional Amount	Value	Upfront Premium Received/(Paid)	Unrealized Appreciation/(Depreciation)
Credit Default Swaps
Buy Protection
Akzo Nobel NV	Jun. 2024	Citibank, N.A.	(1%)	Quarterly	EUR 1,900,000	$(74,925)	$56,513	$(18,412)
BNP Paribas	Dec. 2024	Citibank, N.A.	(1%)	Quarterly	EUR 1,000,000	(12,629)	(6,199)	(18,828)
Commerzbank AG	Dec. 2024	Goldman Sachs Bank USA	(1%)	Quarterly	EUR 1,250,000	28,133	(49,488)	(21,355)
Gas Natural Capital Markets SA	Jun. 2022	BNP Paribas SA	(1%)	Quarterly	EUR 1,250,000	(30,422)	18,110	(12,312)
Leonardo SpA	Dec. 2024	Citibank, N.A.	(5%)	Quarterly	EUR 800,000	(182,551)	180,907	(1,644)
Royal Bank of Scotland Group PLC	Dec. 2024	Citibank, N.A.	(1%)	Quarterly	EUR 1,050,000	2,627	(32,605)	(29,978)
Volvo Treas AB	Jun. 2024	Citibank, N.A.	(1%)	Quarterly	EUR 300,000	(9,779)	6,767	(3,012)

TOTAL CREDIT DEFAULT SWAPS						$(279,546)	$174,005	$(105,541)

Swaps

Payment Received	Payment Frequency	Payment Paid	Payment Frequency	Clearinghouse / Counterparty(1)	Maturity Date	Notional Amount	Value	Upfront Premium Received/(Paid)(2)	Unrealized Appreciation/(Depreciation)
Interest Rate Swaps
(0.25%)	Annual	6-month EURIBOR(3)	Semi - annual	LCH	Jun. 2030	EUR 2,166,000	$(12,640)	$0	$(12,640)
0%	Annual	6-month EURIBOR(3)	Semi - annual	LCH	Jun. 2035	EUR 2,910,000	(31,219)	0	(31,219)
0.25%	Annual	6-month EURIBOR(3)	Semi - annual	LCH	Jun. 2040	EUR 865,000	(12,283)	0	(12,283)

TOTAL INTEREST RATE SWAPS							$(56,142)	$0	$(56,142)

 (1) Swaps with LCH Clearnet Group (LCH) are centrally cleared over-the-counter (OTC) swaps.

 (2) Any premiums for centrally cleared over-the-counter (OTC) swaps are recorded periodically throughout the term of the swap to variation margin and included in unrealized appreciation (depreciation).

 (3) Represents floating rate.

For the period, the average monthly notional amount for swaps in the aggregate was $11,894,772.

Currency Abbreviations

AUD – Australian dollar

CAD – Canadian dollar

EUR – European Monetary Unit

GBP – British pound

USD – U.S. dollar

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Amount is stated in United States dollars unless otherwise noted.

 (b) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $8,499,071 or 7.5% of net assets.

 (d) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $348,982.

 (e) Security or a portion of the security was pledged to cover margin requirements for centrally cleared OTC swaps. At period end, the value of securities pledged amounted to $338,236.

 (f) Security or a portion of the security has been segregated as collateral for open forward foreign currency contracts and bi-lateral over-the-counter (OTC) swaps. At period end, the value of securities pledged amounted to $492,649.

 (g) Security is perpetual in nature with no stated maturity date.

 (h) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (i) For the period, the average monthly notional amount for purchased swaptions was $19,824,858.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$20,751
Total	$20,751

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2019, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Corporate Bonds	$72,142,840	$--	$72,142,840	$--
U.S. Government and Government Agency Obligations	2,683,691	--	2,683,691	--
Foreign Government and Government Agency Obligations	4,942,698	--	4,942,698	--
Preferred Securities	30,991,313	--	30,991,313	--
Money Market Funds	487,215	487,215	--	--
Purchased Swaptions	8,847	--	8,847	--
Total Investments in Securities:	$111,256,604	$487,215	$110,769,389	$--
Derivative Instruments:
Assets
Forward Foreign Currency Contracts	$794	$--	$794	$--
Swaps	30,760	--	30,760	--
Total Assets	$31,554	$--	$31,554	$--
Liabilities
Futures Contracts	$(308,881)	$(308,881)	$--	$--
Forward Foreign Currency Contracts	(623,155)	--	(623,155)	--
Swaps	(366,448)	--	(366,448)	--
Total Liabilities	$(1,298,484)	$(308,881)	$(989,603)	$--
Total Derivative Instruments:	$(1,266,930)	$(308,881)	$(958,049)	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of December 31, 2019. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Credit Risk
Purchased Swaptions(a)	$8,847	$0
Swaps(b)	30,760	(310,306)
Total Credit Risk	39,607	(310,306)
Foreign Exchange Risk
Forward Foreign Currency Contracts(c)	794	(623,155)
Total Foreign Exchange Risk	794	(623,155)
Interest Rate Risk
Futures Contracts(d)	0	(308,881)
Swaps(e)	0	(56,142)
Total Interest Rate Risk	0	(365,023)
Total Value of Derivatives	$40,401	$(1,298,484)

 (a) Gross value is included in the Statement of Assets and Liabilities in the investments, at value line-item.

 (b) For bi-lateral over-the-counter (OTC) swaps, reflects gross value which is presented in the Statement of Assets and Liabilities in the bi-lateral OTC swaps, at value line-items.

 (c) Gross value is presented in the Statement of Assets and Liabilities in the unrealized appreciation/depreciation on forward foreign currency contracts line-items.

 (d) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

 (e) For centrally cleared over-the-counter (OTC) swaps, reflects gross cumulative appreciation (depreciation) as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin for centrally cleared OTC swaps is included in receivable or payable for daily variation margin on centrally cleared OTC swaps, and the net cumulative appreciation (depreciation) for centrally cleared OTC swaps is included in Total accumulated earnings (loss).

The following table is a summary of the Fund's derivatives inclusive of potential netting arrangements.

Counterparty	Value of Derivative Assets	Value of Derivative Liabilities	Collateral Received(a)	Collateral Pledged(a)	Net(b)
Goldman Sachs Bank USA	$37,774	$--	$--	$--	$37,774
Citibank, N.A.	2,627	(553,952)	--	492,649	(58,676)
BNP Paribas SA	--	(32,069)	--	--	(32,069)
Centrally Cleared OTC Swaps	--	(56,142)	--	56,142	--
JPMorgan Chase Bank, N.A.	--	(160,669)	--	--	(160,669)
Royal Bank of Canada	--	(945)	--	--	(945)
State Street Bank and Trust Co	--	(185,826)	--	--	(185,826)
Exchange Traded Futures	--	(308,881)	--	308,881	--
Total	$40,401	$(1,298,484)

 (a) Reflects collateral received from or pledged to an individual counterparty, excluding any excess or initial collateral amounts.

 (b) Net represents the receivable / (payable) that would be due from / (to) the counterparty in an event of default. Netting may be allowed across transactions traded under the same legal agreement with the same legal entity. Please refer to Derivative Instruments - Risk Exposures and the Use of Derivative Instruments section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		December 31, 2019
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $109,078,103)	$110,769,389
Fidelity Central Funds (cost $487,215)	487,215
Total Investment in Securities (cost $109,565,318)		$111,256,604
Foreign currency held at value (cost $1,300,758)		1,316,371
Unrealized appreciation on forward foreign currency contracts		794
Receivable for fund shares sold		192
Interest receivable		1,044,590
Distributions receivable from Fidelity Central Funds		769
Bi-lateral OTC swaps, at value		30,760
Total assets		113,650,080
Liabilities
Unrealized depreciation on forward foreign currency contracts	$623,155
Payable for fund shares redeemed	50
Bi-lateral OTC swaps, at value	310,306
Payable for daily variation margin on futures contracts	66,549
Payable for daily variation margin on centrally cleared OTC swaps	37,113
Other payables and accrued expenses	4,796
Total liabilities		1,041,969
Net Assets		$112,608,111
Net Assets consist of:
Paid in capital		$110,577,790
Total accumulated earnings (loss)		2,030,321
Net Assets		$112,608,111
Net Asset Value, offering price and redemption price per share ($112,608,111 ÷ 11,176,883 shares)		$10.08

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2019
Investment Income
Dividends		$974,840
Interest		1,968,731
Income from Fidelity Central Funds		20,751
Income before foreign taxes withheld		2,964,322
Less foreign taxes withheld		(72,603)
Total income		2,891,719
Expenses
Custodian fees and expenses	$8,904
Independent trustees' fees and expenses	421
Commitment fees	275
Total expenses before reductions	9,600
Expense reductions	(210)
Total expenses after reductions		9,390
Net investment income (loss)		2,882,329
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(1,340,643)
Fidelity Central Funds	27
Forward foreign currency contracts	3,290,904
Foreign currency transactions	(144,792)
Futures contracts	1,800,427
Swaps	731,822
Total net realized gain (loss)		4,337,745
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	7,676,584
Fidelity Central Funds	(27)
Forward foreign currency contracts	(238,299)
Assets and liabilities in foreign currencies	33,074
Futures contracts	(814,884)
Swaps	(183,745)
Total change in net unrealized appreciation (depreciation)		6,472,703
Net gain (loss)		10,810,448
Net increase (decrease) in net assets resulting from operations		$13,692,777

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2019	Year ended December 31, 2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$2,882,329	$2,748,205
Net realized gain (loss)	4,337,745	2,477,522
Change in net unrealized appreciation (depreciation)	6,472,703	(6,326,804)
Net increase (decrease) in net assets resulting from operations	13,692,777	(1,101,077)
Distributions to shareholders	(7,205,204)	(4,035,459)
Distributions to shareholders from tax return of capital	(440,992)	–
Total distributions	(7,646,196)	(4,035,459)
Share transactions
Proceeds from sales of shares	12,866	13,406
Reinvestment of distributions	7,646,196	4,035,460
Cost of shares redeemed	(1,357)	(1,973,125)
Net increase (decrease) in net assets resulting from share transactions	7,657,705	2,075,741
Total increase (decrease) in net assets	13,704,286	(3,060,795)
Net Assets
Beginning of period	98,903,825	101,964,620
End of period	$112,608,111	$98,903,825
Other Information
Shares
Sold	1,237	1,365
Issued in reinvestment of distributions	760,682	419,668
Redeemed	(138)	(200,726)
Net increase (decrease)	761,781	220,307

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Series International Credit Fund

Years ended December 31,	2019	2018	2017 A
Selected Per–Share Data
Net asset value, beginning of period	$9.50	$10.00	$10.00
Income from Investment Operations
Net investment income (loss)B	.271	.269	.100
Net realized and unrealized gain (loss)	1.027	(.373)	.090
Total from investment operations	1.298	(.104)	.190
Distributions from net investment income	(.299)C	(.257)	(.103)
Distributions from net realized gain	(.378)C	(.139)	(.021)
Tax return of capital	(.041)	–	(.066)
Total distributions	(.718)	(.396)	(.190)
Net asset value, end of period	$10.08	$9.50	$10.00
Total ReturnD,E	13.85%	(1.04)%	1.91%
Ratios to Average Net AssetsF,G
Expenses before reductions	.01%	.01%	.01%H
Expenses net of fee waivers, if any	.01%	.01%	.01%H
Expenses net of all reductions	.01%	.01%	.01%H
Net investment income (loss)	2.69%	2.74%	2.27%H
Supplemental Data
Net assets, end of period (000 omitted)	$112,608	$98,904	$101,965
Portfolio turnover rateI	88%	94%	40%J

 A For the period July 25, 2017 (commencement of operations) to December 31, 2017.

 B Calculated based on average shares outstanding during the period.

 C The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 H Annualized

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 J Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2019

1. Organization.

Fidelity Series International Credit Fund (the Fund) is a fund of Fidelity School Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Shares are offered only to certain other Fidelity funds and Fidelity managed 529 plans. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, foreign government and government agency obligations, preferred securities and U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Swaps are marked-to-market daily based on valuations from third party pricing vendors, registered derivatives clearing organizations (clearinghouses) or broker-supplied valuations. These pricing sources may utilize inputs such as interest rate curves, credit spread curves, default possibilities and recovery rates. When independent prices are unavailable or unreliable, debt securities and swaps may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. For foreign debt securities, when significant market or security specific events arise, valuations may be determined in good faith in accordance with procedures adopted by the Board. Debt securities and swaps are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

The U.S. dollar value of foreign currency contracts is determined using currency exchange rates supplied by a pricing service and are categorized as Level 2 in the hierarchy. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Options traded over-the-counter are valued using vendor or broker-supplied valuations and are categorized as Level 2 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2019 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Realized gains and losses on foreign currency transactions arise from the disposition of foreign currency, realized changes in the value of foreign currency between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized gains and losses on assets and liabilities in foreign currencies arise from changes in the value of foreign currency, and from assets and liabilities denominated in foreign currencies, other than investments, which are held at period end.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2019, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences resulted in distribution reclassifications.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, swaps, foreign currency transactions, market discount, passive foreign investment companies (PFIC), tax return of capital distribution, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

For the period ended December 31, 2019, the Fund's distributions exceeded the aggregate amount of taxable income and net realized gains resulting in a return of capital for tax purposes. This was due to reductions in taxable income available for distribution after certain distributions had been made.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$4,388,144
Gross unrealized depreciation	(1,759,549)
Net unrealized appreciation (depreciation)	$2,628,595
Tax Cost	$109,402,653

The tax-based components of distributable earnings as of period end were as follows:

Net unrealized appreciation (depreciation) on securities and other investments	$2,656,129

The Fund intends to elect to defer to its next fiscal year $171,688 of capital losses recognized during the period November 1, 2019 to December 31, 2019. The Fund intends to elect to defer to its next fiscal year $454,234 of ordinary losses recognized during the period November 1, 2019 to December 31, 2019.

The tax character of distributions paid was as follows:

	December 31, 2019	December 31, 2018
Ordinary Income	$7,205,204	$ 4,035,459
Tax Return of Capital	440,992	–
Total	$7,646,196	$ 4,035,459

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts, forward foreign currency contracts, options and swaps. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets, to facilitate transactions in foreign-denominated securities and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risks:

Credit Risk	Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.
Foreign Exchange Risk	Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.
Interest Rate Risk	Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain OTC derivatives such as forward foreign currency contracts, options and bi-lateral swaps, the Fund attempts to reduce its exposure to counterparty credit risk by entering into an International Swaps and Derivatives Association, Inc. (ISDA) Master Agreement with each of its counterparties. The ISDA Master Agreement gives the Fund the right to terminate all transactions traded under such agreement upon the deterioration in the credit quality of the counterparty beyond specified levels. The ISDA Master Agreement gives each party the right, upon an event of default by the other party or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net payable by one party to the other. To mitigate counterparty credit risk on bi-lateral OTC derivatives, the Fund receives collateral in the form of cash or securities once the Fund's net unrealized appreciation on outstanding derivative contracts under an ISDA Master Agreement exceeds certain applicable thresholds, subject to certain minimum transfer provisions. The collateral received is held in segregated accounts with the Fund's custodian bank in accordance with the collateral agreements entered into between the Fund, the counterparty and the Fund's custodian bank. The Fund could experience delays and costs in gaining access to the collateral even though it is held by the Fund's custodian bank. The Fund's maximum risk of loss from counterparty credit risk related to bi-lateral OTC derivatives is generally the aggregate unrealized appreciation and unpaid counterparty payments in excess of any collateral pledged by the counterparty to the Fund. The Fund may be required to pledge collateral for the benefit of the counterparties on bi-lateral OTC derivatives in an amount not less than each counterparty's unrealized appreciation on outstanding derivative contracts, subject to certain minimum transfer provisions, and any such pledged collateral is identified in the Schedule of Investments. Exchange-traded futures contracts are not covered by the ISDA Master Agreement; however counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade. Counterparty credit risk related to centrally cleared OTC swaps may be mitigated by the protection provided by the clearinghouse. A summary of the Fund's derivatives inclusive of potential netting arrangements is presented at the end of the Schedule of Investments.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Net Realized Gain (Loss) and Change in Net Unrealized Appreciation (Depreciation) on Derivatives. The table below, which reflects the impacts of derivatives on the financial performance of the Fund, summarizes the net realized gain (loss) and change in net unrealized appreciation (depreciation) for derivatives during the period as presented in the Statement of Operations.

Primary Risk Exposure / Derivative Type	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)
Credit Risk
Purchased Options	$(399,385)	$(146,210)
Swaps	(75,229)	(55,329)
Total Credit Risk	(474,614)	(201,539)
Foreign Exchange Risk
Forward Foreign Currency Contracts	3,290,904	(238,299)
Interest Rate Risk
Futures Contracts	1,800,427	(814,884)
Swaps	807,051	(128,416)
Total Interest Rate Risk	2,607,478	(943,300)
Totals	$5,423,768	$(1,383,138)

A summary of the value of derivatives by primary risk exposure as of period end is included at the end of the Schedule of Investments.

Forward Foreign Currency Contracts. Forward foreign currency contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. The Fund used forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to manage exposure to certain foreign currencies.

Forward foreign currency contracts are valued daily and fluctuations in exchange rates on open contracts are recorded as unrealized appreciation or (depreciation) and reflected in the Statement of Assets and Liabilities. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the closing value and the value at the time it was opened. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on forward foreign currency contracts during the period is presented in the Statement of Operations.

Any open forward foreign currency contracts at period end are presented in the Schedule of Investments under the caption "Forward Foreign Currency Contracts." The contract amount and unrealized appreciation (depreciation) reflects each contract's exposure to the underlying currency at period end.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the bond market and fluctuations in interest rates.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

Options. Options give the purchaser the right, but not the obligation, to buy (call) or sell (put) an underlying security or financial instrument at an agreed exercise or strike price between or on certain dates. Options obligate the seller (writer) to buy (put) or sell (call) an underlying instrument at the exercise or strike price or cash settle an underlying derivative instrument if the holder exercises the option on or before the expiration date. The Fund uses OTC options, such as swaptions, which are options where the underlying instrument is a swap, to manage its exposure to potential credit events.

Upon entering into an options contract, a fund will pay or receive a premium. Premiums paid on purchased options are reflected as cost of investments and premiums received on written options are reflected as a liability on the Statement of Assets and Liabilities. Certain options may be purchased or written with premiums to be paid or received on a future date. Options are valued daily and any unrealized appreciation (depreciation) is reflected on the Statement of Assets and Liabilities. When an option is exercised, the cost or proceeds of the underlying instrument purchased or sold is adjusted by the amount of the premium. When an option is closed the Fund will realize a gain or loss depending on whether the proceeds or amount paid for the closing sale transaction is greater or less than the premium received or paid. When an option expires, gains and losses are realized to the extent of premiums received and paid, respectively. The net realized and unrealized gains (losses) on purchased options are included in the Statement of Operations in net realized gain (loss) and change in net unrealized appreciation (depreciation) on investment securities. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on written options are presented in the Statement of Operations.

Any open options at period end are presented in the Schedule of Investments under the captions "Purchased Options," "Purchased Swaptions," "Written Options" and "Written Swaptions," as applicable.

Writing puts and buying calls tend to increase exposure to the underlying instrument while buying puts and writing calls tend to decrease exposure to the underlying instrument. For purchased options, risk of loss is limited to the premium paid, and for written options, risk of loss is the change in value in excess of the premium received.

Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on a notional principal amount. A bi-lateral OTC swap is a transaction between a fund and a dealer counterparty where cash flows are exchanged between the two parties for the life of the swap. A centrally cleared OTC swap is a transaction executed between a fund and a dealer counterparty, then cleared by a futures commission merchant (FCM) through a clearinghouse. Once cleared, the clearinghouse serves as a central counterparty, with whom a fund exchanges cash flows for the life of the transaction, similar to transactions in futures contracts.

Bi-lateral OTC swaps are marked-to-market daily and changes in value are reflected in the Statement of Assets and Liabilities in the bi-lateral OTC swaps at value line items. Any upfront premiums paid or received upon entering a bi-lateral OTC swap to compensate for differences between stated terms of the swap and prevailing market conditions (e.g. credit spreads, interest rates or other factors) are recorded in net unrealized appreciation (depreciation) in the Statement of Assets and Liabilities and amortized to realized gain or (loss) ratably over the term of the swap. Any unamortized upfront premiums are presented in the Schedule of Investments.

Centrally cleared OTC swaps require a fund to deposit either cash or securities (initial margin) with the FCM, at the instruction of and for the benefit of the clearinghouse. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Centrally cleared OTC swaps are marked-to-market daily and subsequent payments (variation margin) are made or received depending on the daily fluctuations in the value of the swaps and are recorded as unrealized appreciation or (depreciation). These daily payments, if any, are included in receivable or payable for daily variation margin on centrally cleared OTC swaps in the Statement of Assets and Liabilities. Any premiums for centrally cleared OTC swaps are recorded periodically throughout the term of the swap to variation margin and included in unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. Any premiums are recognized as realized gain (loss) upon termination or maturity of the swap.

For both bi-lateral and centrally cleared OTC swaps, payments are exchanged at specified intervals, accrued daily commencing with the effective date of the contract and recorded as realized gain or (loss). Some swaps may be terminated prior to the effective date and realize a gain or loss upon termination. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on swaps during the period is presented in the Statement of Operations.

Any open swaps at period end are included in the Schedule of Investments under the caption "Swaps".

Credit Default Swaps. Credit default swaps enable the Fund to buy or sell protection against specified credit events on a single-name issuer or a traded credit index. Under the terms of a credit default swap the buyer of protection (buyer) receives credit protection in exchange for making periodic payments to the seller of protection (seller) based on a fixed percentage applied to a notional principal amount. In return for these payments, the seller will be required to make a payment upon the occurrence of one or more specified credit events. The Fund enters into credit default swaps as a seller to gain credit exposure to an issuer and/or as a buyer to obtain a measure of protection against defaults of an issuer. Periodic payments are made over the life of the contract by the buyer provided that no credit event occurs.

For credit default swaps on most corporate and sovereign issuers, credit events include bankruptcy, failure to pay or repudiation/moratorium. For credit default swaps on corporate or sovereign issuers, the obligation that may be put to the seller is not limited to the specific reference obligation described in the Schedule of Investments. For credit default swaps on asset-backed securities, a credit event may be triggered by events such as failure to pay principal, maturity extension, rating downgrade or write-down. For credit default swaps on asset-backed securities, the reference obligation described represents the security that may be put to the seller. For credit default swaps on a traded credit index, a specified credit event may affect all or individual underlying securities included in the index.

As a seller, if an underlying credit event occurs, the Fund will pay a net settlement amount of cash equal to the notional amount of the swap less the recovery value of the reference obligation or underlying securities comprising an index. Only in the event of the industry's inability to value the underlying asset will the Fund be required to take delivery of the reference obligation or underlying securities comprising an index and pay an amount equal to the notional amount of the swap.

As a buyer, if an underlying credit event occurs, the Fund will receive a net settlement amount of cash equal to the notional amount of the swap less the recovery value of the reference obligation or underlying securities comprising an index. Only in the event of the industry's inability to value the underlying asset will the Fund be required to deliver the reference obligation or underlying securities comprising an index in exchange for payment of an amount equal to the notional amount of the swap.

Typically, the value of each credit default swap and credit rating disclosed for each reference obligation in the Schedule of Investments, where the Fund is the seller, can be used as measures of the current payment/performance risk of the swap. As the value of the swap changes as a positive or negative percentage of the total notional amount, the payment/performance risk may decrease or increase, respectively. In addition to these measures, the investment adviser monitors a variety of factors including cash flow assumptions, market activity and market sentiment as part of its ongoing process of assessing payment/performance risk.

Interest Rate Swaps. Interest rate swaps are agreements between counterparties to exchange cash flows, one based on a fixed rate, and the other on a floating rate. The Fund entered into interest rate swaps to manage its exposure to interest rate changes. Changes in interest rates can have an effect on both the value of bond holdings as well as the amount of interest income earned. In general, the value of bonds can fall when interest rates rise and can rise when interest rates fall.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $98,483,011 and $87,586,248, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund does not pay a management fee. Under the management contract, the investment adviser or an affiliate pays all ordinary operating expenses of the Fund, except custody fees, fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $275 and is reflected in Commitment fees on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Expense Reductions.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $210.

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds and accounts managed by the investment adviser or its affiliates were the owners of record of all of the outstanding shares of the Fund.

Effective January 1, 2020, following any required regulatory notices and approvals:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

10. Risks of Investing in European Countries.

The recent global financial crisis has created uncertainty surrounding the sovereign debt of many European countries. If there is a default or debt restructuring by any European country, or if one or more countries leave the European Monetary Union or the European Monetary Union dissolves, there may be wide-ranging effects on global markets. Such events could significantly affect the value or liquidity of the Fund's investments in the region or with exposure to the region.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity School Street Trust and Shareholders of Fidelity Series International Credit Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Series International Credit Fund (one of the funds constituting Fidelity School Street Trust, referred to hereafter as the “Fund”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statement of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the two years in the period ended December 31, 2019 and for the period July 25, 2017 (commencement of operations) through December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the two years in the period ended December 31, 2019 and for the period July 25, 2017 (commencement of operations) through December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 14, 2020

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 277 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the Investment Company Act of 1940 (1940 Act)) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Arthur E. Johnson serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds. Ms. McAuliffe previously served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company). Earlier roles at FIL included Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo. Ms. McAuliffe also was the Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe is also a director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement in April 2012, Ms. Acton was Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011), and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board of Directors and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Previously, Ms. Acton served as a Member of the Advisory Board of certain Fidelity® funds (2013-2016).

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Trustee

General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). She is the President of First to Four LLC (leadership and mentoring services, 2012-present). She also serves as a member of the Board of Directors and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor, and aerospace systems, 2013-present), Board of Directors and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and Board of Directors of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a Member of the Advisory Board of certain Fidelity® funds (2018), a member of the Board of Directors and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board of Directors, Chair of the Nomination and Governance Committee and member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Board of Directors of the Army Historical Foundation (2015-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present) and a member of the Board of Trustees of Florida Institute of Technology (2015-present) and ThanksUSA (military family education non-profit, 2014-present).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. He serves on the board of directors for Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-present) and K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as interim president of Michigan State University (2018-2019), a Member of the Advisory Board of certain Fidelity® funds (2014-2016), president of the Business Roundtable (2011-2017), a trustee of The Munder Funds (2003-2014), president and CEO of the National Association of Manufacturers (2004-2011), member of the Board of Trustees of the Annie E. Casey Foundation (2004-2015), and as governor of Michigan (1991-2003). He is a past chairman of the National Governors Association.

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Mr. Gartland is Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-present). Previously, Mr. Gartland served as a partner and investor of Vietnam Partners LLC (investments and consulting, 2008-2011). Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007), and Chase Manhattan Bank (1975-1978).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation plc (diversified power management, 2009-present) and Booz Allen Hamilton (management consulting, 2011-present). Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson previously served as Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds and on the Board of Directors of IKON Office Solutions, Inc. (1999-2008), AGL Resources, Inc. (holding company, 2002-2016), and Delta Airlines (2005-2007). Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Vice Chairman of the Independent Trustees

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Before joining Credit Suisse, he was an Executive Vice President and Chief Investment Officer for Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager and Research Analyst, and Mr. Kenneally was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company (pipeline and tanker operations). Ms. Knowles currently serves as a Director and Chairman of the Audit Committee of McKesson Corporation (healthcare service, since 2002). Ms. Knowles is a member of the Board of the Santa Catalina Island Company (real estate, 2009-present). Ms. Knowles is a Member of the Investment Company Institute Board of Governors and a Member of the Governing Council of the Independent Directors Council (2014-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007), URS Corporation (engineering and construction, 2000-2003) and America West (airline, 1999-2002). Ms. Knowles previously served as Chairman (2015-2018) and Vice Chairman (2012-2015) of the Independent Trustees of certain Fidelity® funds.

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Mr. Murray is Vice Chairman (2013-present) of Meijer, Inc. (regional retail chain). Previously, Mr. Murray served as a Member of the Advisory Board of certain Fidelity® funds (2016) and as Co-Chief Executive Officer (2013-2016) and President (2006-2013) of Meijer, Inc. Mr. Murray serves as a member of the Board of Directors and Nuclear Review and Public Policy and Responsibility Committees of DTE Energy Company (diversified energy company, 2009-present). Mr. Murray also serves as a member of the Board of Directors of Spectrum Health (not-for-profit health system, 2015-present). Mr. Murray previously served as President of Grand Valley State University (2001-2006), Treasurer for the State of Michigan (1999-2001), Vice President of Finance and Administration for Michigan State University (1998-1999), and a member of the Board of Directors and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray is also a director or trustee of many community and professional organizations.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John B. McGinty, Jr. (1962)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. McGinty also serves as Chief Compliance Officer of other funds. Mr. McGinty is Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2016-present). Mr. McGinty previously served as Vice President, Senior Attorney at Eaton Vance Management (investment management firm, 2015-2016), and prior to Eaton Vance as global CCO for all firm operations and registered investment companies at GMO LLC (investment management firm, 2009-2015). Before joining GMO LLC, Mr. McGinty served as Senior Vice President, Deputy General Counsel for Fidelity Investments (2007-2009).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2015

Assistant Secretary

Mr. Pogorelec also serves as Assistant Secretary of other funds. Mr. Pogorelec serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2006-present).

Nancy D. Prior (1967)

Year of Election or Appointment: 2014

Vice President

Ms. Prior also serves as Vice President of other funds. Ms. Prior serves as President of Fixed Income (2014-present), and is an employee of Fidelity Investments (2002-present). Previously, Ms. Prior served as President (2016-2019) and Director (2014-2019) of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm), Vice President of Global Asset Allocation Funds (2017-2019); Vice Chairman of FIAM LLC (investment adviser firm, 2014-2018), a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-2018), President Multi-Asset Class Strategies of FMR's Global Asset Allocation Division (2017-2018), Vice President of Fidelity's Money Market Funds (2012-2014), and President, Money Market and Short Duration Bond Group of Fidelity Management & Research Company (FMR) (investment adviser firm, 2013-2014).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2019 to December 31, 2019).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Expenses Paid During Period-B July 1, 2019 to December 31, 2019
Actual	.01%	$1,000.00	$1,043.70	$.05
Hypothetical-C		$1,000.00	$1,025.16	$.05

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

A total of 0.89% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund will notify shareholders in January 2020 of amounts for use in preparing 2019 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Series International Credit Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established four standing committees (Committees) — Operations, Audit, Fair Valuation, and Governance and Nominating — each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of the fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its September 2019 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In considering whether to renew the Advisory Contracts for the fund, the Board considered all factors it believed relevant and reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and the fact that no fee is payable under the management contract was fair and reasonable.

Approval of Amended and Restated Advisory Contracts.  At its September 2019 meeting, the Board also unanimously determined to approve an amended and restated management contract and sub-advisory agreements (Amended and Restated Contracts) in connection with an upcoming consolidation of certain of Fidelity's advisory businesses. The Board considered that, on or about January 1, 2020, Fidelity Investments Money Management, Inc. (FIMM) and FMR Co., Inc. (FMRC) expect to merge with and into FMR and, after the merger, FMR expects to redomicile as a Delaware limited liability company. The Board also approved the termination of the sub-advisory agreements with FIMM and FMRC upon the completion of the merger. The Board noted that references to FMR in the Amended and Restated Contracts would be updated to reflect FMR's new form of organization and domicile. The Board also approved amendments that clarify that the fund pays its non-operating expenses, including brokerage commissions and fees and expenses associated with the fund's securities lending program, if applicable. The Board also noted Fidelity's assurance that neither the planned consolidation nor the Amended and Restated Contracts will change the investment processes, the level or nature of services provided, the resources and personnel allocated, trading and compliance operations, or any fees or expenses paid by the fund.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory and administrative services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. The Board reviewed the fund's absolute investment performance, as well as the fund's relative investment performance. In this regard, the Board noted that the fund is designed to offer an investment option for other investment companies and 529 plans managed by Fidelity and ultimately to enhance the performance of those investment companies and 529 plans.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered that the fund does not pay FMR a management fee for investment advisory services. The Board also noted that FMR or an affiliate undertakes to pay all operating expenses of the fund, except transfer agent fees, 12b-1 fees, Independent Trustee fees and expenses, custodian fees and expenses, proxy and shareholder meeting expenses, interest, taxes, brokerage expenses, and extraordinary expenses (such as litigation expenses).

The Board further considered that FMR has contractually agreed to reimburse the fund to the extent that total operating expenses (with certain exceptions), as a percentage of its average net assets, exceed 0.014% through April 30, 2022.

Based on its review, the Board considered that the fund does not pay a management fee and concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the level of Fidelity's profits in respect of all the Fidelity funds.

PricewaterhouseCoopers LLP (PwC), auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the fund's business. The Board noted that changes to fall-out benefits year-over-year reflect business developments at Fidelity's various businesses. The Board considered that a joint ad hoc committee created by it and the boards of other Fidelity funds had recently been established, and meets periodically, to evaluate potential fall-out benefits. The Board noted that the committee was expected to, among other things: (i) discuss the legal framework surrounding potential fall-out benefits; (ii) review the Board's responsibilities and approach to potential fall-out benefits; and (iii) review practices employed by competitor funds regarding the review of potential fall-out benefits. The Board noted that it would consider the committee's findings in connection with future consideration of contract renewals.

The Board concluded that the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund were not relevant to the renewal of the Advisory Contracts because the fund pays no advisory fees and FMR or an affiliate bears all expenses of the fund, with limited exceptions.

Economies of Scale.  The Board concluded that because the fund pays no advisory fees and FMR or an affiliate bears all expenses of the fund with certain limited exceptions, the realization of economies of scale was not a material factor in the Board's decision to renew the fund's Advisory Contracts.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, the allocation of various costs to different funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, including its effects on fund profitability, the rationale for the compensation structure, and the extent to which current market conditions have affected retention and recruitment; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds and the treatment of such compensation within Fidelity's fund profitability methodology; (v) the practices of certain sub-advisers regarding their receipt of research from broker-dealers that execute the funds' portfolio transactions; (vi) the terms of Fidelity's voluntary expense limitation agreements; (vii) the methodology with respect to competitive fund data and peer group classifications; (viii) Fidelity's transfer agent fee, expense, and service structures for different funds and classes relative to competitive trends, and the impact of the increased use of omnibus accounts; (ix) new developments in the retail and institutional marketplaces and the competitive positioning of the funds relative to other investment products and services; (x) the impact on fund profitability of recent changes in total net assets for Fidelity's money market funds, anticipated changes to the competitive landscape for money market funds, and the level of investor comfort with gates, fees, and floating NAVs; (xi) the funds' share class structures and distribution channels; and (xii) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends and methodologies for total expense competitive comparisons, and actions that might be taken by Fidelity to reduce total expense ratios for certain classes. In addition, the Board considered its discussions with Fidelity throughout the year regarding enhanced information security initiatives and the funds' fair valuation policies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that the fund's Advisory Contracts should be renewed and the fund's Amended and Restated Contracts should be approved.

SUN-ANN-0220
1.9882621.102

Item 2.

Code of Ethics

As of the end of the period, December 31, 2019, Fidelity School Street Trust (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Elizabeth S. Acton is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Ms. Acton is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by PricewaterhouseCoopers LLP (“PwC”) in each of the last two fiscal years for services rendered to Fidelity Advisor Multi-Asset Income Fund, Fidelity Global Credit Fund, Fidelity Intermediate Municipal Income Fund and Fidelity Series International Credit Fund (the “Funds”):

Services Billed by PwC

December 31, 2019 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

Fidelity Advisor Multi-Asset Income Fund	$66,000	$4,900	$3,700	$2,800
Fidelity Global Credit Fund	$99,000	$7,300	$4,800	$4,100
Fidelity Intermediate Municipal Income Fund	$63,000	$4,200	$2,200	$2,400
Fidelity Series International Credit Fund	$83,000	$6,900	$4,600	$3,900

December 31, 2018 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

Fidelity Advisor Multi-Asset Income Fund	$61,000	$5,200	$6,100	$3,000
Fidelity Global Credit Fund	$91,000	$8,100	$8,200	$4,700
Fidelity Intermediate Municipal Income Fund	$53,000	$4,400	$2,200	$2,600
Fidelity Series International Credit Fund	$75,000	$6,400	$10,400	$3,700

A Amounts may reflect rounding.

The following table(s) present(s) fees billed by PwC that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Fund(s) and that are rendered on behalf of Fidelity Management &

Research Company ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund(s) (“Fund Service Providers”):

Services Billed by PwC

	December 31, 2019A	December 31, 2018A
Audit-Related Fees	$7,705,000	$7,930,000
Tax Fees	$10,000	$20,000
All Other Fees	$-	$-

A Amounts may reflect rounding.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by PwC for services rendered to the Fund(s), FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Fund(s) are as follows:

Billed By	December 31, 2019A	December 31, 2018A
PwC	$12,405,000	$11,190,000

A Amounts may reflect rounding.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by PwC to Fund Service Providers to be compatible with maintaining the independence of PwC in its(their) audit of the Fund(s), taking into account representations from PwC, in accordance with Public Company Accounting

Oversight Board rules, regarding its independence from the Fund(s) and its(their) related entities and FMR’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund(s) Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee periodically.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Fund’s(s’) last two fiscal years relating to services provided to (i) the Fund(s) or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Fund(s).

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable.

Item 7.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust’s Board of Trustees.

Item 11.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii)  There was no change in the trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust’s internal control over financial reporting.

Item 12.

Disclosure of Securities Lending Activities for Closed-End Management

Investment Companies

Not applicable.

Item 13.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity School Street Trust

By:	/s/Laura M. Del Prato
Laura M. Del Prato
President and Treasurer

Date:	February 25, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Laura M. Del Prato
Laura M. Del Prato
President and Treasurer

Date:	February 25, 2020

By:	/s/John J. Burke III
John J. Burke III
Chief Financial Officer

Date:	February 25, 2020